UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

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☒ Definitive Proxy Statement

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☐ Soliciting Material under §240.14a-12

Bruker Corporation

(Name of Registrant as Specified In Its Charter)

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BRUKER CORPORATION

Proxy Statement

Innovation with Integrity

BRUKER CORPORATION

40 Manning Road

Billerica, MA 01821

(978) 663-3660

Dear Stockholder:

On behalf of the Board of Directors and management of Bruker Corporation, I would like to invite you to attend our 2025 Annual Meeting of Stockholders to be held on Thursday, May 29, 2025 at 10:00 a.m., Eastern Time, online via the Internet as a virtual web conference at www.virtualshareholdermeeting.com/BRKR2025.

The Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the formal business to be conducted at the meeting, and Proxy Card accompany this letter.

Our 2025 Annual Meeting of Stockholders will be conducted exclusively via the Internet as a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting physically in person. However, you can attend the Annual Meeting online, vote your shares during the online meeting and submit questions during the online meeting by visiting the above-mentioned website.

Pursuant to certain rules of the U.S. Securities and Exchange Commission that allow issuers to furnish proxy materials to stockholders over the Internet, we are posting our proxy materials on the Internet and delivering a Notice of Internet Availability of Proxy Materials, or the Notice, on or about April 11, 2025, containing instructions on how to access or request a copy of our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024. This process substantially reduces the costs associated with printing and distributing our proxy materials.

All stockholders are invited to attend the Annual Meeting. Whether or not you attend the Annual Meeting, you are urged to vote as soon as possible. You may vote over the Internet prior to the Annual Meeting or virtually at the Annual Meeting, by telephone, or, if you requested printed copies of our proxy materials, by completing, dating and returning a Proxy Card.

Please review the instructions on the Notice or on the Proxy Card regarding your voting options. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before the stockholders is important.

I look forward to your participation and thank you for your continued support.

Sincerely,

Frank H. Laukien, Ph.D.
Chairman, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that the 2025 Annual Meeting of the Stockholders of Bruker Corporation, or the Company, will be held on Thursday, May 29, 2025, at 10:00 a.m., Eastern Time, online via live webcast at www.virtualshareholdermeeting.com/BRKR2025, for the following purposes:

1.
To elect the nominees for director named in the accompanying Proxy Statement to hold office until the 2028 Annual Meeting of Stockholders.
2.
To hold an advisory vote to approve the 2024 compensation of our named executive officers.
3.
To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2025.
4.
To approve the adoption of the Bruker Corporation 2026 Incentive Compensation Plan.
5.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 1, 2025, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for examination during ordinary business hours for 10 days prior to the Annual Meeting at our principal executive offices at 40 Manning Road, Billerica, MA 01821. This stockholder list will also be available for review online during the Annual Meeting.

By order of the Board of Directors

Frank H. Laukien, Ph.D.
Chairman, President and Chief Executive Officer

Billerica, Massachusetts

April 11, 2025

**************

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 29, 2025:

This Proxy Statement and the accompanying Annual Report are available electronically at:

https://ir.bruker.com/financial-info/annual-meeting-materials/.

BRUKER CORPORATION

2025 ANNUAL MEETING OF STOCKHOLDERS PROXY STATEMENT TABLE OF CONTENTS

BRUKER CORPORATION

PROXY STATEMENT

We are furnishing this Proxy Statement in connection with the solicitation of proxies by our Board of Directors, or Board, for use at our 2025 Annual Meeting of Stockholders, or the 2025 Annual Meeting, to be held on May 29, 2025, in the virtual meeting format set forth in the notice of the meeting and at any adjournments of the meeting. We are providing access to our proxy materials over the Internet. On April 11, 2025, we mailed a Notice of Internet Availability of Proxy Materials, or the Notice, to stockholders, unless they requested a printed copy of our proxy materials. The Notice contains instructions on how to access our proxy materials and how to vote. If you would like to receive a paper or e-mail copy of our proxy materials, please follow the instructions in the Notice. If you requested printed versions of these materials by mail, the materials will also include a Proxy Card for the 2025 Annual Meeting.

Throughout this Proxy Statement, the terms “we,” “us,” “our” and “Bruker” refer to Bruker Corporation.

GENERAL INFORMATION ABOUT THE 2025 ANNUAL MEETING AND VOTING MATTERS

The 2025 Annual Meeting will be conducted as a virtual meeting of stockholders. We will host the 2025 Annual Meeting live online via webcast. You will be able to attend the 2025 Annual Meeting online, vote your shares online during the 2025 Annual Meeting and submit your questions online during the 2025 Annual Meeting by visiting www.virtualshareholdermeeting.com/BRKR2025. There will not be a physical meeting location, and you will not be able to attend the 2025 Annual Meeting physically in person. The webcast will start at 10:00 a.m., Eastern Time, on Thursday, May 29, 2025. You will need the control number included on your Notice, Proxy Card or in the instructions from your broker in order to be able to enter the 2025 Annual Meeting online. Information contained on this website is not incorporated by reference into this Proxy Statement or any other report we file with the U.S. Securities and Exchange Commission, or the SEC.

Please go to www.virtualshareholdermeeting.com/BRKR2025 before the start of the meeting for instructions on how to attend and participate online. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, there will be a toll-free number and international number available on www.virtualshareholdermeeting.com/BRKR2025. Technicians will be ready to assist you with any technical difficulties you may have, beginning 15 minutes prior and through the conclusion of the meeting. You will have the ability to test the system before the 2025 Annual Meeting starts.

The holders of a majority in interest of all of our Common Stock, par value $0.01 per share, or Common Stock, issued, outstanding and entitled to vote are required to be present in person or be represented by proxy at the 2025 Annual Meeting in order to constitute a quorum for the transaction of business. Each share of our Common Stock outstanding on the record date of April 1, 2025, will be entitled to one vote on all matters.

A description of the voting requirements and related effect of abstentions and broker non-votes on each item proposed for stockholder action is as follows:

Proposal	Voting Options	Board Recommendation	Vote Required to Adopt the Proposal	Effect of Abstentions, “Withhold” Votes and Broker Non-Votes
Item 1 – Election of Four Class I Directors:	■ “For” all nominees; ■ “Withhold” for all nominees; or ■ “Withhold” from one or more nominees	“For” all nominees	Plurality: the individuals who receive the greatest number of votes cast “For” will be elected	No impact on election outcome
■ Bonnie H. Anderson
■ Frank H. Laukien, Ph.D.
■ John A. Ornell
■ Richard A. Packer
Item 2 – Approval on an Advisory Basis of the 2024 Compensation of Our Named Executive Officers	“For,” “Against,” or “Abstain”	“For”	Majority of shares present and entitled to vote	■ Abstentions are treated as votes “against” ■ Broker non-votes have no effect
Item 3 – Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the fiscal year 2025	“For,” “Against,” or “Abstain”	“For”	Majority of shares present and entitled to vote	■ Abstentions are treated as votes “against” ■ There are no broker non- votes since brokers, banks or other nominees may vote customers’ shares in their discretion
Item 4 – Approval of the adoption of the Bruker Corporation 2026 Incentive Compensation Plan	“For,” “Against,” or “Abstain”	“For”	Majority of shares present and entitled to vote	■ Abstentions are treated as votes “against” ■ Broker non-votes have no effect

1	Bruker Proxy Statement 2025

Any proxy that is voted according to the instructions included in the Notice or on the Proxy Card will be voted in the manner instructed by the stockholder, and if Proxy Cards are signed and returned but no instructions are given, the shares represented thereby will be voted “FOR” all nominees for director in Proposal No. 1, and “FOR” approval of Proposal Nos. 2, 3, and 4. In addition, if other matters come before the meeting, the persons named in the accompanying proxy will have discretion to vote on those matters in accordance with their best judgment. Stockholders of record may revoke their proxies by attending the 2025 Annual Meeting online and virtually casting their votes or by giving written notice of revocation to the Secretary of Bruker at any time before the proxy is exercised. Please note, however, that if your shares are held of record by a broker, bank or nominee and you wish to vote at the meeting, you will not be permitted to vote at the meeting online unless you first obtain a proxy issued in your name from the record holder.

If your shares are held in the “street name” of a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to certain of the proposals to be acted upon. If the broker or nominee is not given instructions as to how to vote such shares, the broker has authority to vote those shares for or against “routine” matters, such as Proposal No. 3. Brokers cannot vote on their customers’ behalf on “non-routine” matters such as Proposals No. 1, 2, and 4. If you do not provide voting instructions for each of these proposals, this will result in a “broker non-vote” with respect to the matters for which you did not provide voting instructions. If the brokerage firm lacks discretionary voting power with respect to an item that is not a routine matter and you do not provide voting instructions, those shares will be counted for purposes of establishing a quorum to conduct business at the 2025 Annual Meeting, but will not be counted for purposes of determining whether stockholder approval of the particular matter has been obtained.

We will bear the cost of any proxy solicitation. Although we expect that the solicitation will be primarily by mail and e-mail, regular employees or our representatives (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone or in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at our expense.

Our principal executive offices are located at 40 Manning Road, Billerica, Massachusetts 01821, and our telephone number is (978) 663-3660.

Record Date and Voting Securities

Only stockholders of record at the close of business on April 1, 2025, or the Record Date, are entitled to notice of and to vote at the 2025 Annual Meeting. As of the Record Date, 151,521,040 shares of Common Stock were outstanding and entitled to vote. Each outstanding share of our Common Stock entitles the record holder to one vote. Broadridge Financial Solutions, Inc., or Broadridge, will tabulate all votes that are received prior to the 2025 Annual Meeting. The inspector of elections, who will be one of our employees or a representative of Morgan, Lewis & Bockius LLP, will receive Broadridge’s tabulation, tabulate all other votes, and certify the voting results.

Bruker Proxy Statement 2025	2

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Restated Certificate of Incorporation provides that our Board will consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year for a three-year term. Directors are assigned to each class in accordance with a resolution or resolutions adopted by the Board, each class consisting, as nearly as possible, of one-third the total number of directors. There are currently 10 members of our Board, consisting of three Class II directors serving terms expiring at our Annual Meeting of Stockholders in 2026, three Class III directors serving terms expiring at the 2027 Annual Meeting, and four Class I directors serving terms expiring at our Annual Meeting of Stockholders in 2025. The four current Class I directors whose terms expire at our 2025 Annual Meeting of Stockholders are Bonnie H. Anderson, Frank H. Laukien, Ph.D., John A. Ornell, and Richard A. Packer.

The first proposal on the agenda for the 2025 Annual Meeting is the election of Bonnie H. Anderson, Frank H. Laukien, Ph.D., John A. Ornell, and Richard A. Packer to serve as Class I directors for three-year terms beginning at the 2025 Annual Meeting and ending at our Annual Meeting of Stockholders in 2028, or in each case, until a successor has been duly elected and qualified. Each of Ms. Anderson, Dr. Laukien, Mr. Ornell and Mr. Packer is currently serving as a Class I director. All nominees were unanimously approved by our Board, including unanimous approval by our independent directors, upon the recommendation of the Nominating & Governance Committee.

Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees as director. If any nominee is unwilling or unable to serve as a nominee for director at the time of the 2025 Annual Meeting, the proxies may be voted for a substitute nominee who will be designated by the present Board to fill such vacancy. Alternatively, if no such nominee is designated, a vacancy will be created in Class I. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

The Board of Directors recommends a vote FOR the election of Bonnie H. Anderson, Frank H. Laukien, Ph.D., John A. Ornell, and Richard A. Packer to serve as Class I directors.

3	Bruker Proxy Statement 2025

CORPORATE GOVERNANCE

Certain Information Regarding Directors and Nominees

The biographies of the nominees and each of our continuing directors are below and include the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as a director of Bruker.

Nominees for Election to a Three-Year Term Expiring at the 2028 Annual Meeting

Bonnie H. Anderson	Age 67	Director Since 2020

Ms. Anderson is the CEO and Chairman of PinkDx, Inc., a women’s healthcare company, she founded in 2022. Ms. Anderson co-founded Veracyte in 2008 and served as a member of the Board of Directors of Veracyte since February 2008, including service as chair of the Board of Directors from 2016 to 2023. From February 2008 to May 2021, Ms. Anderson served as Veracyte’s CEO. From August 2013 to February 2017, Ms. Anderson served as President at Veracyte. Ms. Anderson previously acted as an independent strategic consultant from 2006 to 2008. From September 2000 to March 2006, Ms. Anderson served as a Vice President at Beckman Coulter, Inc., a publicly traded manufacturer of biomedical testing instrument systems, tests and supplies. Ms. Anderson currently serves on the Board of Directors of DNA Script, a private biotechnology company, and serves as President of the Coalition for 21st Century Medicine and on the Board of Trustees of the Keck Graduate Institute of Applied Life Sciences. Ms. Anderson holds a Bachelor of Science degree in Medical Technology and an honorary Doctorate of Science degree from Indiana University of Pennsylvania. Ms. Anderson brings to the Board extensive genomics testing and diagnostics business expertise, as well as deep insights into oncology, hematology and immunology diagnostic tools and clinical workflows. Additionally, Ms. Anderson brings extensive knowledge of public company corporate governance matters attributable to her experience leading and advising public companies.

Ms. Anderson serves as Chair of our Compensation Committee.

Frank H. Laukien, Ph.D.	Age 65	Director Since 1991

Dr. Frank H. Laukien has been our Chairman, President and Chief Executive Officer since February 1991 and is our largest stockholder. Dr. Laukien also serves as a director of various subsidiaries of Bruker, none of which are publicly traded companies. Dr. Laukien has been elected as a governing trustee of the Dana-Farber Cancer Institute in 2023, and he has been reelected to the ALDA (Analytical, Life-Science & Diagnostics Association) Board in 2021. Dr. Laukien holds a Bachelor of Science degree in physics from MIT, as well as a Ph.D. in chemical physics from Harvard. Dr. Laukien currently serves on the MIT Chemistry Visiting Committee. In 2021, he has been appointed to the Scientific Advisory Boards of the Australian National Phenome Center, and of the Berlin-Brandenburg Innovation Cluster for Cell-based Medicine ‘Virchow 2.0’. He is a non-voting board observer in Terrain Biosciences, Inc., an RNA CRO/CDMO startup in which Bruker has a minority investment. In May 2017, Dr. Laukien was elected a senator of acatech, the German National Academy of Science and Engineering. In 2021, Dr. Laukien was appointed as a Visiting Scholar at Harvard University in the Department of Chemistry and Chemical Biology, and this appointment has been extended for 2024. At Harvard, he participates in the Harvard Origins of Life Initiative and is a co-founder of the Galileo Project at the Center for Astrophysics. In 2021-2023, Dr. Laukien was co-chair of the new scientific working group ‘Cancer Evolution’ by the American Association of Cancer Research (AACR) Dr. Laukien also is a founding shareholder, angel investor and board member of two New England start-up companies in therapeutics and in space exploration, both outside of Bruker’s strategic scope. Dr. Laukien is the author of two scholarly books, called ‘Active Biological Evolution’ (2022), and ‘Origins & Evolution’ (2024). Additionally, Dr. Laukien sits on the Boards of Directors of three non-profit entities: FREOPP, a non-partisan think tank that explores ways to expand economic opportunities to disadvantaged people; Heterodox Academy, which promotes viewpoint diversity in Higher Education; and the MIT Free Speech Alliance. As our largest stockholder and based on his long history of leading the profitable growth at Bruker, Dr. Laukien brings to the Board the perspective of a significant stakeholder with an in-depth knowledge of all aspects of our operations. He also provides extensive executive experience in organizational management, strategic planning, finance, global business development and life science tools and diagnostics markets, as well as the scientific, diagnostic and technical background required for a deep understanding of our key technologies, markets and industry dynamics.

John A. Ornell	Age 67	Director Since 2015

Mr. Ornell is retired from Waters Corporation, or Waters, where he served as Vice President, Finance and Administration and Chief Financial Officer from 2001 to 2013. During his time at Waters, he was also responsible for information technology, investor relations and the TA Instruments Division. Joining Waters in 1994, Mr. Ornell served in a variety of operational and financial leadership roles before assuming the position of Waters’ Chief Financial Officer. During 2014, Mr. Ornell continued to serve Waters on a part-time, transitional basis. Prior to joining Waters, Mr. Ornell progressed through a series of roles of increasing responsibility at a number of multinational corporations, primarily in operational finance functions. Mr. Ornell holds a Bachelor of Science degree in Business Administration and a Bachelor of Arts degree in Economics from the University of New Hampshire, as well as a Master of Business Administration degree from Southern New Hampshire University. He is a Certified Management Accountant and a Certified Public Accountant. Mr. Ornell brings to the Board a depth of knowledge in the life sciences and analytical instruments industry, as well as a global perspective with significant experience managing the operational, strategic and financial matters of life sciences companies.

Mr. Ornell serves as Chair of our Audit Committee.

Bruker Proxy Statement 2025	4

Richard A. Packer	Age 67	Director Since 2007

Mr. Packer is a Vice Presidential Executive Officer of Asahi Kasei Corporation, which is traded on the Tokyo exchange, and operates in the fields of materials and chemicals, housing and construction materials, and healthcare. In this role he leads a number of corporate initiatives to improve the operations of Asahi Kasei’s global businesses. Mr. Packer was formerly the leader of Asahi Kasei’s healthcare business unit, with revenues over $4 billion operating in the fields of medical equipment and devices, pharmaceuticals and biotechnology, and bioprocess related equipment, supplies and services. Previously, Mr. Packer served as the non-executive Chairman of ZOLL Medical Corporation, a company that was publicly traded until it was acquired by Asahi Kasei Corporation in April 2012. From November 1999 to April 2016, Mr. Packer was the Chief Executive Officer and a director of ZOLL. He served as Chairman of ZOLL from 1999 until November 2010. From 1992 until his appointment as Chairman and Chief Executive Officer in 1999, Mr. Packer served in a number of roles, including Chief Operating Officer, Chief Financial Officer, Head of North American Sales, and Vice President of Operations. Prior to joining ZOLL, Mr. Packer served as Vice President of various functions for Whistler Corporation, a consumer electronics company. Previously, Mr. Packer was a manager with the consulting firm of PRTM/KPMG, specializing in the operations of high technology companies. Mr. Packer is the past Chairperson of MassMEDIC, the industry council for Medical Devices in Massachusetts. He also currently serves as a board member of the Medical Device Manufacturers Association and the ZOLL Foundation. He has served as a member of the Board of Directors of numerous public and private companies. Mr. Packer holds a Master of Business Administration from the Harvard Business School, as well as Bachelor of Science and Master of Engineering degrees from Rensselaer Polytechnic Institute. Mr. Packer has extensive financial, operations and management experience in the medical devices industry. He also brings to the Board significant experience in corporate governance, strategic planning and public company compensation matters.

Mr. Packer serves on our Compensation Committee and is the chair of our Nominating & Governance Committee.

Directors Continuing in Office until the 2026 Annual Meeting

Cynthia M. Friend, Ph.D.	Age 70	Director Since 2016

Dr. Friend is the president and CEO of the Kavli Foundation and is the Theodore Williams Richards Professor of Chemistry and Professor of Materials Science Emerita at Harvard University. Dr. Friend served in a variety of leadership roles at Harvard, including several advisory roles for the Dean of Faculty of Arts and Sciences and as Chair of the Harvard University Department of Chemistry and Chemical Biology from 2004 to 2007. From 2013 until 2019, Dr. Friend served as Director of the Rowland Institute at Harvard University, a non-profit organization whose goal is to support the high risk/high reward research of early career scientists. In 2014, she became Director of the Energy Frontier Research Center for Sustainable Catalysis at Harvard University, a Department of Energy-funded multi-institution effort focused on the design of efficient catalytic processes, where her responsibilities include management of the fiscal health of the Center and strategic scientific planning. Dr. Friend has received numerous awards for her scientific research and scholarship and has served on a number of research and scientific advisory boards and panels. She is currently the Chair of the Basic Energy Sciences Advisory Committee, a Federal Advisory Committee. Dr. Friend holds a Ph.D. in Chemistry from the University of California, Berkeley. Dr. Friend brings to the Board extensive technical expertise and significant experience in the investment strategy and infrastructure of academic as well as government research markets. Further, Dr. Friend has substantial management experience in non-profit scientific institutions and brings to the Board valuable insight into science policy and scientific research funding priorities.

Dr. Friend serves on our Compensation Committee and our Nominating & Governance Committee.

Hermann F. Requardt, Ph.D.	Age 70	Director Since 2015

Dr. Requardt currently serves as an independent strategic advisor to a number of European public and private life science and healthcare technology companies. From 2009 to February 2015, he served as Chief Executive Officer of the healthcare division of Munich, Germany-based Siemens AG. He also served as Chief Technology Officer of Siemens AG from 2008 through 2011. Additionally, from 2006 through January 2015, he was a member of the Siemens AG Managing Board, during which time he also held a variety of regional and operational responsibilities at Siemens AG and its affiliates. Dr. Requardt joined Siemens AG Medical Solutions in 1984 and served there in roles of increasing responsibility before assuming global responsibility for the magnetic resonance business unit in 1994. Dr. Requardt is an honorary Professor of Physics at the University of Frankfurt and serves on several academic and industrial boards in Germany, including, among other roles, as Vice President of acatech, the National Academy of Science and Engineering. He also is a member of the Advisory Board of Dekra SE, headquartered in Stuttgart, Germany, and the Supervisory Board of Sivantos Group, which was Siemens Audiology Solutions prior to its spin-off from Siemens AG in early 2015. Dr. Requardt serves as an Independent Director of Gauss Fusion GmbH. Dr. Requardt holds a Ph.D. in Biophysics, with a focus on radiation biophysics and microbiology, from the University of Frankfurt. In addition to his global and technical industry expertise, Dr. Requardt brings to the Board significant experience in the management and strategic planning of life sciences companies.

Dr. Requardt serves on our Compensation Committee and our Nominating & Governance Committee.

Laura A. Francis	Age 58	Director Since 2025

Ms. Francis is the Chief Executive Officer and a Board Member of SI-BONE, Inc., a medical device company solving musculoskeletal disorders of the sacropelvic anatomy. Previously, Ms. Francis served as SI-BONE’s Chief Operating Officer from 2019 to 2021, and as SI-BONE’s Chief Financial Officer from 2015 to 2021. Prior to joining SI-BONE, Ms. Francis held other executive and leadership roles with public and private life science companies, including Promega Corporation, where she served as Vice President of Finance, Chief Financial Officer, and Treasurer, and Nutra-Park Inc., where she served as Chief Operating Officer and Chief Financial Officer. Earlier in her career, she served as Bruker’s Chief Financial Officer and Treasurer from 2002 to 2004. Furthermore, she was an Engagement Manager with McKinsey & Company and Audit Manager with Coopers & Lybrand, now PricewaterhouseCoopers. Ms. Francis was also a board member of Shockwave Medical, Inc., a medical device company, where she served as audit committee chair and compensation committee member. Ms. Francis earned a B.B.A. in Accounting and Finance from the University of Wisconsin and an M.B.A. from Stanford University. She is a Certified Public Accountant (inactive) in the State of California. Ms. Francis brings to the Board significant leadership experience, a deep knowledge of the life science markets, and proven skills in financial decision making.

Immediately following the Annual Meeting, Ms. Francis will serve on our Audit Committee.

5	Bruker Proxy Statement 2025

Directors Continuing in Office until the 2027 Annual Meeting

William A. Linton, Ph.D.	Age 77	Director Since 2000

Since 1978, Dr. Linton has served as the Chairman, President and Chief Executive Officer of Promega Corporation in Madison, Wisconsin, a privately held life science supply company founded by Dr. Linton. Dr. Linton received a Bachelor of Science degree from University of California, Berkeley in 1970 and honorary doctorate degrees from Hannam University (Korea) in 2004 and the University of Wisconsin Madison in 2015. Dr. Linton is a director of ALDA, a director of Heffter Research Institute (a non-profit research institute), a member of the Supervisory Board of Eppendorf AG, Hamburg (a private life sciences company), founder and Executive Director of Usona Institute (a non-profit medical research organization) and President of the BioPharmaceutical Technology Center Institute (a non- profit organization). Dr. Linton brings to the Board extensive executive, international operations management and technical expertise in the life sciences industry, as well as significant experience in strategic planning, corporate governance, and executive compensation matters.

Dr. Linton serves on our Nominating & Governance Committee. Dr. Linton also serves as the lead director of our Board. He was appointed lead director in March 2004 by the independent members of the Board.

Adelene Q. Perkins	Age 65	Director Since 2017

Ms. Perkins served as Chief Executive Officer of Infinity Pharmaceuticals, Inc. from 2010-2023 and as Chair of Infinity’s Board of Directors from 2012-2023 having held a number of positions in the company since 2002. Prior to Infinity, Ms. Perkins served as Vice President of Business and Corporate Development of TransForm Pharmaceuticals, Inc. prior to its acquisition by Johnson and Johnson; held various positions at Genetics Institute (now a unit of Pfizer Inc.) including as General Manager of the DiscoverEase business unit and as CEO of MetaMorphix, a joint venture with Johns Hopkins, and from 1985-1992, she was with the international management consulting firm, Bain & Company. Ms. Perkins has previously served on a number of for-profit and not-for-profit boards and currently serves on the Board of Directors of Massachusetts General Hospital, where she is on the Finance and Real Estate, Naming, and Research and Education Committees; the Mass General Brigham Audit and Compliance Committee and on the boards of the Archdiocese of Boston Catholic Community Fund and the social service agency, Project Hope where she Chairs the Nominating and Governance Committee. Ms. Perkins holds a Master of Business Administration from the Harvard Business School, as well as a Bachelor of Science degree in chemical engineering from Villanova University. Ms. Perkins has over 35 years of international business and corporate strategy experience and brings to the Board a valuable understanding of the pharmaceutical and life sciences industries, as well as significant experience in various aspects of public company management and governance.

Ms. Perkins serves on our Audit Committee.

Robert J. Rosenthal, Ph.D.	Age 68	Director Since 2015

Dr. Rosenthal served as Chief Executive Officer of Taconic Biosciences, Inc., a privately held provider of research models for the pharmaceutical and biotech industry. Dr. Rosenthal previously served since 1995 in a variety of senior management positions with companies involved in the development of diagnostics, therapeutics, medical devices, and life sciences tools, most recently including from 2010 through 2012 as President and Chief Executive Officer of IMI Intelligent Medical Implants, AG, a medical technology company, and from 2005 through 2009 as President and Chief Executive Officer of Magellan Biosciences, Inc., a provider of clinical diagnostics and life sciences research tools. Earlier in his career, Dr. Rosenthal served in senior management positions at Perkin Elmer Inc. and Thermo Fisher Scientific, Inc. Dr. Rosenthal has served since 2007 as a director of Safeguard Scientifics, Inc., a publicly traded provider of capital for early and growth-stage companies, and as Chairman of its Board of Directors since May 2016. He also currently serves as a director of Galvanic Applied Sciences, Inc., a privately held Canadian company. Dr. Rosenthal holds a Ph.D. from Emory University and a Master of Science degree from the State University of New York. Dr. Rosenthal brings to the Board an extensive understanding of corporate governance attributable to his public company board experience as well as an entrepreneurial perspective attributable to his success as an entrepreneur.

Dr. Rosenthal serves on our Audit Committee.

Board Leadership Structure

Under our Amended and Restated Bylaws, the Chairman of our Board has the power to preside at all meetings of the Board. The current leadership structure of our Board consists of a combined Chairman and Chief Executive Officer position and a lead director that is appointed by the independent directors. Accordingly, Dr. Laukien, our Chief Executive Officer and President, serves as the Chairman of our Board and has done so throughout the time we have been a public company. The Board does not have a fixed policy regarding the combination or separation of the offices of Chairman and Chief Executive Officer. Rather, our Board believes that it should have the flexibility to make these determinations in the way that it considers best to provide appropriate leadership for Bruker. The Board has determined that combining the positions of Chairman and Chief Executive Officer is most appropriate for the Company at this time.

The Chief Executive Officer is appointed by our Board to manage our daily affairs and operations. Having served as our Chief Executive Officer since 1991, Dr. Laukien has extensive industry knowledge and a long history of direct involvement in our operations. Accordingly, the Board believes this makes him best suited to serve as Chairman in order to:

■
lead the Board in productive discussions on important matters affecting Bruker;
■
create a firm link between management and the Board and promote the development and implementation of corporate strategy;
■
determine necessary and appropriate agenda items for meetings of the Board with input from the lead director and Board committee chairs; and
■
determine and manage the amount of time and information devoted to discussion and analysis of agenda items and other matters that may come before the Board.

Bruker Proxy Statement 2025	6

Additionally, Dr. Laukien’s significant equity ownership of approximately 26.7% of the outstanding shares of our Common Stock means that he has a close and direct alignment of interests with the interests of our other stockholders.

Our Board structure also fosters strong oversight by independent directors. Dr. Linton serves as our lead director, having been appointed by the independent directors to ensure independent leadership. Mr. Packer will succeed Dr. Linton as lead director at the time of the 2025 Annual Meeting. The lead director’s responsibilities include:

■
consulting with the Chairman and Chief Executive Officer regarding agenda items for Board meetings;
■
chairing executive sessions of the independent directors;
■
calling executive sessions of the independent directors and advising the Chairman and Chief Executive Officer of relevant actions or deliberations at such sessions;
■
acting as a liaison between the independent directors and the full Board, as necessary; and
■
establishing, in consultation with the Chairman and Chief Executive Officer and any appropriate Board committees, procedures to govern the Board’s work, ensuring that the Board is appropriately approving strategy and supervising management’s progress.

The Board believes that this approach appropriately and effectively complements our combined Chairman and Chief Executive Officer role.

We are committed to strong corporate governance, and our Nominating & Governance Committee and our Board regularly review our governance structure, including our classified board structure. Our Restated Certificate of Incorporation divides our Board into three classes, with each class elected to serve a three-year term. As a result, at each annual meeting of stockholders, approximately one-third of our directors are elected to serve for a three-year term. Our Nominating & Governance Committee and our Board periodically consider the continued appropriateness of this classified board structure, and believe that our classified board structure provides important benefits, including enhanced stability and continuity of leadership because our Board will always include directors with prior experience with our company, and these experienced directors help our Board maintain a long-term perspective, leading to sustainable decisions in the long-term interests of our stockholders and other important stakeholders, and maximizing our value for stockholders in the event of an unsolicited takeover attempt.

Board Independence

There are currently 10 members of our Board. All of our current directors and director nominees, other than Frank H. Laukien, our Chief Executive Officer, meet the independence requirements contained in The Nasdaq Stock Market, LLC, or Nasdaq, listing rules. In making its independence determinations, the Board considered, among other things, relevant transactions between Bruker and entities associated with the independent directors, as described in this Proxy Statement under the heading “2024 Transactions with Related Persons,” and determined that none have any relationship with Bruker or other relationships that would impair the directors’ independence.

There are no family relationships among any of the current directors, director nominees, and executive officers of the Company.

Board Meetings and Board Committees

In 2024, the Board held five meetings. The Board meets in executive session during each regularly scheduled Board meeting. In 2024, every director attended at least 92% of the total number of Board meetings and committee meetings of which he or she was a member (during the period he or she served on the Board and on such committees). It is the policy of our Board that at least two directors, including at least one independent director, attend our Annual Meeting. Four directors, including three independent directors, attended our 2024 Annual Meeting.

As described below, the Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating & Governance Committee. Each Committee’s charter is available on our website at https://ir.bruker.com under the “Corporate Governance” section.

Audit Committee. The Audit Committee met eight times in 2024. The Audit Committee currently consists of John A. Ornell, Adelene Q. Perkins and Robert J. Rosenthal. Following the 2025 Annual Meeting, the Audit Committee will consist of Laura Francis, John A. Ornell and Robert J. Rosenthal. Each of the current and future Committee members is financially literate and satisfies the applicable independence requirements of the rules and regulations of the SEC, and Nasdaq. Under these rules, we are required to have an Audit Committee consisting of at least three independent members. The Audit Committee has determined that Mr. Ornell, the Chair of the Audit Committee, is an “audit committee financial expert” within the meaning of the SEC’s rules and regulations and has the level of financial sophistication required by Nasdaq Rule 5605(c)(2)(A). The primary purpose of the Audit Committee is to oversee the accounting and financial reporting processes and audits of the financial statements and internal control over financial reporting of Bruker and to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of Bruker and its subsidiaries. In fulfilling its purpose, the Audit Committee is charged with the following responsibilities:

■
selecting, retaining and overseeing the independent registered public accountants, including pre-approving all audit and non-audit services provided to us by our independent auditors, determining the compensation of the independent

7	Bruker Proxy Statement 2025

auditors, reviewing the performance of the independent auditors and replacing or terminating the independent auditors when circumstances warrant;
■
reviewing and discussing with the independent auditors and management the annual financial statements and the audit thereof;
■
reviewing and monitoring results of compliance programs, including Bruker’s Code of Conduct;
■
establishing and monitoring procedures for (i) the receipt, retention or treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential submission by our employees of concerns regarding questionable accounting or auditing matters; and
■
reviewing, at least annually, Bruker’s information technology security program and cybersecurity controls, including the development of a cyber strategy, and business continuity and disaster recovery plans.

None of the members of the Audit Committee has participated in the preparation of our financial statements at any time during the last three fiscal years.

Compensation Committee. The Compensation Committee met six times in 2024. The Compensation Committee currently consists of Bonnie H. Anderson, Cynthia M. Friend, Richard A. Packer and Hermann F. Requardt. Following the Annual Meeting, The Compensation Committee will consist of Bonnie H. Anderson, Cynthia M. Friend, Hermann F. Requardt and Robert J. Rosenthal. All of the present and future Committee members meet the independence requirements of Nasdaq. Ms. Anderson is currently the Chair of the Compensation Committee. The role of the Compensation Committee is to discharge the responsibilities of the Board relating to compensation of the Chief Executive Officer and the other executive officers of Bruker and to review and advise the Board on general policy matters relating to Bruker’s compensation and employee benefit programs. Accordingly, the Compensation Committee is charged with the following responsibilities:

■
administering our stock incentive plan;
■
determining the Chief Executive Officer’s salary, bonus, and equity-based compensation;
■
overseeing the executive compensation program for our other executive officers; and
■
reviewing general policy matters relating to compensation and making recommendations concerning these matters to the Board.

Our Chief Executive Officer, General Counsel and Vice President, Corporate Human Resources may routinely attend meetings of the Compensation Committee to provide information relating to matters the Compensation Committee is considering; please see the section entitled “Role of Management” on page 19 for a more detailed discussion regarding the role of management in making compensation decisions. The Compensation Committee may, from time to time, meet in executive session without any executive officers or other members of management present.

Nominating & Governance Committee. The Nominating & Governance Committee met three times in 2024. The Nominating & Governance Committee currently consists of Cynthia M. Friend, William A. Linton, Richard A. Packer and Hermann F. Requardt. Following the Annual Meeting, the Nominating & Governance Committee will consist of Bonnie H. Anderson, William A. Linton, Richard A. Packer and Adelene Q. Perkins. All of the current and future Committee members meet the independence requirements of Nasdaq. Mr. Packer is currently the Chair of the Nominating & Governance Committee. The purpose of the Nominating & Governance Committee is to assist the Board in identifying and recruiting individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend to the Board director nominees for election at the next annual meeting of stockholders, or for election by the Board to fill open seats between annual meetings, as well as to assist the Board in establishing and maintaining corporate governance standards and policies. Accordingly, the Nominating & Governance Committee is charged with the following responsibilities:

■
considering candidates proposed by the Nominating & Governance Committee, by any other director, or by any stockholder;
■
receiving comments from all directors regarding director qualifications of candidates considered for directorship;
■
developing and implementing the screening, interviewing and recruitment process necessary to identify qualified and willing candidates for membership on the Board, as well as on the Board’s committees;
■
overseeing our onboarding program for new members of the Board;
■
reviewing our Stock Ownership Guidelines to determine compliance by our executive officers and directors;
■
overseeing a process for the full Board to discuss CEO and executive officer succession planning; and
■
monitoring and evaluating developments in law and practice relating to corporate governance trends and best practices and recommending to the Board appropriate changes to our corporate governance policies and practices.

At a meeting held in February 2025, the Nominating & Governance Committee unanimously recommended to the full Board each of the current nominees for director.

Bruker Proxy Statement 2025	8

Director Nominations

Upon recommendation of the Nominating & Governance Committee, the qualifications of candidates will be reviewed by at least a majority of our independent directors, as well as the full Board. Stockholders may recommend director candidates for inclusion in the slate of nominees which the Board recommends to stockholders for election as described below.

The process followed to identify and evaluate potential candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background materials relating to potential candidates and interviews of selected candidates by the members of the Nominating & Governance Committee, the independent directors and the full Board. The Nominating & Governance Committee, the independent directors and the full Board are each authorized to retain advisers and consultants and to compensate them for their services.

We do not have a formal policy with regard to the consideration of diversity in identifying director nominees, but we strive to identify and recruit director candidates with a variety of complementary skills, expertise and backgrounds so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee our business.

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including any candidate recommended by a stockholder, the Board and the independent directors apply the following criteria:

■
experience in aspects of business or technology relevant to our business;
■
sufficient time available to devote to our affairs;
■
character and integrity;
■
ability to represent the best interests of stockholders as a whole rather than special interest groups;
■
willingness to participate actively as a Board member; and
■
communication, decision-making and interpersonal skills.

The Board and the independent directors may also consider the following for some director nominees:

■
experience serving as a director of a public company;
■
familiarity with corporate governance issues;
■
experience in running a comparable company or a division of a comparable company;
■
insight into our strategy, business model, operations, and financials;
■
knowledge of industry trends and markets;
■
independence, as determined in accordance with SEC rules and Nasdaq listing standards; and
■
qualification as an “audit committee financial expert” to serve on the Audit Committee in accordance with SEC and Nasdaq definitions.

In evaluating candidates recommended by the Nominating & Governance Committee, the Board and the independent directors do not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, backgrounds and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may communicate directly with the Nominating & Governance Committee by written communication submitted to J. Brent Alldredge, Secretary of Bruker, at the address set forth below under “Stockholder Communications.” Stockholders may use this process, complying with the specific requirements of our Amended and Restated Bylaws, to suggest potential nominees to the Board. We forward suggested nominees to the Nominating & Governance Committee and the proposed candidates are evaluated using substantially the same process and applying the same criteria we apply in evaluating candidates submitted by Board members. We must receive nominations within the timeframe set forth below under “Time for Submission of Stockholder Proposals.”

Role of the Board in Risk Oversight

Our Board considers general oversight of our risk management efforts to be a responsibility of the entire Board. The Audit and Compensation Committees assist the Board in carrying out this responsibility by focusing on specific key areas of risk that our business faces. The Board’s role in risk oversight includes receiving regular reports from members of senior management on areas of material risk to Bruker, or to the success of a particular project or endeavor under consideration, including operational, financial, legal and regulatory, strategic and reputational risks. The full Board, the Audit Committee (in the case of financial and compliance risks that are within the oversight of the Audit Committee) or the Compensation Committee (in the case of matters relating to our compensation policies and practices), receive these reports from members of management to enable the Board or the Audit or Compensation Committees, as applicable, to understand our risk identification, risk management, and risk mitigation strategies. To facilitate this process and assist the Audit Committee in fulfilling its responsibility for monitoring legal and compliance risks, we rely in part upon our General Counsel and our Global Head of Internal Audit. The Audit Committee Chair is authorized to give instructions and assignments directly to the Head of Internal Audit who reports directly and only to the Audit Committee Chair on these matters. When a report is evaluated at the Audit Committee level, the Chair of the Audit Committee subsequently reports on the matter to the full Board to ensure coordination of the Board’s risk oversight activities. Our Board also believes that risk management is an integral part of our strategic planning process, which addresses, among other things, the risks and opportunities facing our business.

9	Bruker Proxy Statement 2025

Role of the Board in Succession Planning

Our Nominating & Governance Committee is responsible for overseeing a process for the full Board to discuss succession planning for executive officers, including the Chief Executive Officer. At least annually, our lead director and other independent directors meet to review the Company’s succession planning, both in the ordinary course of business as well as contingency planning in the event of an emergency or unanticipated event. During those sessions, our Chief Executive Officer provides the independent directors with recommendations for and evaluations of potential chief executive officer and other executive officer successor candidates and reviews with the Board development plans for these successors. Directors engage with potential chief executive officer and other senior management talent at Board and committee meetings and in less formal settings to enable the directors to personally assess candidates.

DIRECTOR COMPENSATION

We pay the non-employee members of our Board a mix of cash and share-based compensation based on the determinations of the Compensation Committee. Each year, the Compensation Committee reviews and makes recommendations to the full Board regarding any changes to Board compensation and reviews recommendations for long-term equity incentive awards. Our employee director, Frank H. Laukien, receives compensation only as an employee of Bruker and does not receive any additional compensation for service as a director. Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board and its committees.

Components of Director Compensation

In 2024, non-employee director compensation was:

2024 Director Cash Compensation ($)
Board Service	72,500
Audit Committee Service	18,000
Audit Committee Chair	17,000
Compensation Committee Service	8,000
Compensation Committee Chair	10,000
Nominating & Governance Committee Service	5,000
Nominating & Governance Committee Chair	7,000
Lead Director Service	25,000

In addition to the cash component of director compensation, we grant non-employee directors an annual equity award of restricted stock units, or RSUs, valued at $165,035, which vests in full on the first anniversary of the grant date.

On January 5, 2024, we granted each non-employee director an annual equity award consisting of 2,377 RSUs, which vested in full on January 5, 2025.

Bruker Proxy Statement 2025	10

The following table provides information concerning the actual compensation paid by us to each of our non-employee directors for the fiscal year ended December 31, 2024. The compensation we pay to Dr. Laukien, our President and Chief Executive Officer, is shown in the Summary Compensation Table on page 33 of this Proxy Statement.

2024 Director Compensation Table(2)
Name	Fees Earned or Paid in Cash ($)	Equity Awards(1) ($)	Total ($)
Bonnie H. Anderson	90,500	165,035	255,535
Cynthia M. Friend	85,500	165,035	250,535
William A. Linton	102,500	165,035	267,535
Philip Ma (2)	54,375	165,035	219,410
John A. Ornell	107,500	165,035	272,535
Richard A. Packer	92,500	165,035	257,535
Adelene Q. Perkins	90,500	165,035	255,535
Hermann F. Requardt	85,500	165,035	250,535
Robert J. Rosenthal	90,500	165,035	255,535

(1)
Reported amounts reflect the grant date fair value of RSUs granted to each director in 2024, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Assumptions used in the calculations of these amounts may be found in Note 2 to our 2024 audited financial statements included in our Annual Report on Form 10-K filed with the SEC on March 3, 2025. The actual amount realized by the director will likely vary based on a number of factors, including our performance, stock price fluctuations and applicable vesting.
(2)
Dr. Philip Ma retired from the Board, effective August 5, 2024.

As of December 31, 2024, our non-employee directors held the following aggregate vested and unvested options to purchase Common Stock and unvested RSUs:

Name	Number of Vested Options (2)	Number of Unvested RSUs
Bonnie H. Anderson	—	2,377
Cynthia M. Friend	7,500	2,377
William A. Linton	52,000	2,377
Philip Ma (1)	—	—
John A. Ornell	15,000	2,377
Richard A. Packer	52,000	2,377
Adelene Q. Perkins	—	2,377
Hermann F. Requardt	15,000	2,377
Robert J. Rosenthal	12,500	2,377
(1)
Dr. Philip Ma retired from the Board, effective August 5, 2024.
(2)
No unvested options were outstanding as of December 31, 2024.

11	Bruker Proxy Statement 2025

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of April 1, 2025 by (i) each named executive officer, as defined under the heading “Summary of Executive Compensation”, (ii) each of our directors and nominees for director, (iii) all directors and executive officers as a group, and (iv) each person who is known by us to own beneficially more than 5% of our Common Stock. Unless otherwise noted, the address of each beneficial owner is c/o Bruker Corporation, 40 Manning Road, Billerica, Massachusetts 01821.

Beneficial Owners	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
Named Executive Officers, Directors and Director Nominees
Frank H. Laukien(2)	40,450,364	26.7%
Gerald N. Herman(3)	110,543	*
Falko Busse(4)	38,642	*
Mark R. Munch(5)	241,955	*
Juergen W. Srega(6)	211,042	*
Bonnie H. Anderson	10,029	*
Laura A. Francis	—	*
Cynthia M. Friend(7)	18,253	*
William A. Linton(8)	55,425	*
John A. Ornell(9)	38,147	*
Richard A. Packer(10)	90,904	*
Adelene Q. Perkins	21,326	*
Hermann F. Requardt	23,147	*
Robert J. Rosenthal	30,963	*
All executive officers and directors as a group (15 persons)(11)	41,358,133	27.3%
5% Beneficial Owners
FMR LLC(12) 245 Summer Street, Boston, MA 02210	14,242,121	9.4%
T. Rowe Price Investment Management, Inc.(13) 100 E. Pratt Street, Baltimore, MD 21202	13,037,141	8.6%
The Vanguard Group(14) 100 Vanguard Blvd., Malvern, PA 19355	9,896,786	6.5%
BlackRock, Inc.(15) 55 East 52nd Street, New York, NY 10055	9,822,776	6.5%
Joerg C. Laukien (16) Markgrafenstrasse 34, 76530 Baden-Baden, Germany	7,515,769	5.0%

* Less than one percent

(1)
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable, or become exercisable and restricted stock units that vest, in each case within 60 days of April 1, 2025, are deemed outstanding. However, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(2)
Includes options to purchase 71,613 shares of Common Stock that are currently exercisable or become exercisable within 60 days of April 1, 2025. Also includes: 1,055,639 shares owned by Robyn Laukien, his former spouse; 1,042 shares owned by Ruta Laukien, his former spouse; 336,607 shares held by his adult daughter, 337,087 by his adult son, and 273,430 aggregate shares held as custodian for the benefit of his minor children. Dr. Laukien disclaims beneficial ownership of all shares held by his former spouses and his adult children.
(3)
Includes options to purchase 61,037 shares of Common Stock that are currently exercisable, or become exercisable, within 60 days of April 1, 2025.
(4)
Includes options to purchase 12,339 shares of Common Stock that are currently exercisable, or become exercisable, within 60 days of April 1, 2025.
(5)
Includes options to purchase 165,653 shares of Common Stock that are currently exercisable, or become exercisable, within 60 days of April 1, 2025.
(6)
Includes options to purchase 84,179 shares of Common Stock that are currently exercisable, or become exercisable, within 60 days of April 1, 2025.
(7)
Includes options to purchase 4,300 shares of Common Stock that are currently exercisable, or become exercisable, within 60 days of April 1, 2025.
(8)
Includes options to purchase 10,000 shares of Common Stock that are currently exercisable, or become exercisable, within 60 days of April 1, 2025.

Bruker Proxy Statement 2025	12

(9)
Includes options to purchase 15,000 shares of Common Stock that are currently exercisable, or become exercisable, within 60 days of April 1, 2025.
(10)
Includes options to purchase 10,000 shares of Common Stock that are currently exercisable, or become exercisable, within 60 days of April 1, 2025.
(11)
Includes options to purchase 437,900 shares of Common Stock that are currently exercisable, or become exercisable, within 60 days of April 1, 2025.
(12)
According to Amendment No. 6 to Schedule 13G filed November 12, 2024, FMR LLC beneficially owns, or may be deemed to beneficially own, 14,242,121 shares. FMR LLC reported sole power to dispose of 14,242,121 shares and sole power to vote or direct the voting of 14,221,088 shares.
(13)
According to Amendment No. 3 to Schedule 13G filed November 14, 2024, T. Rowe Price Investment Management, Inc., or Price Investment Management, beneficially owns, or may be deemed to beneficially own, 13,037,141 shares as a result of acting as investment advisor to various investment companies and institutional clients. Price Investment Management reported sole power to dispose of 13,037,141 shares and sole power to vote or direct the voting of 13,015,521 shares.
(14)
According to Amendment No. 7 to Schedule 13G filed February 13, 2024, The Vanguard Group, or Vanguard, and certain of its affiliates, subsidiaries and other companies beneficially own, or may be deemed to beneficially own, 9,896,786 shares. Vanguard reported sole power to dispose of 9,745,102 shares, shared power to dispose of 151,684 shares and shared power to vote or direct the voting of 44,998 shares.
(15)
According to Amendment No. 2 to Schedule 13G filed January 26, 2024, BlackRock, Inc., or BlackRock, beneficially owns, or may be deemed to beneficially own, 9,822,776 shares. BlackRock reported sole power to dispose of 9,822,776 shares and sole power to vote or direct the voting of 9,438,279 shares.
(16)
According to a Schedule 13G filed January 23, 2023, Joerg C. Laukien beneficially owns, or may be deemed to beneficially own, 7,515,769 shares. Dr. Laukien reported sole power to dispose of 7,515,769 shares and sole power to vote or direct the voting of 7,515,769 shares.

EXECUTIVE OFFICERS

Our executive officers are designated annually by the Board. The persons listed below are currently serving as our executive officers and they all served as executive officers throughout the fiscal year ended December 31, 2024. Ages are as of April 1, 2025.

Name	Age	Position
Frank H. Laukien, Ph.D.	65	Chairman, President and Chief Executive Officer
Gerald N. Herman	67	Executive Vice President and Chief Financial Officer
Falko Busse, Ph.D.	58	President, Bruker BioSpin Group
Mark R. Munch, Ph.D.	63	Executive Vice President, President of Bruker NANO Group and Bruker NANO Surfaces Division
Burkhard A. Prause, Ph.D.	58	President and Chief Executive Officer, Bruker Energy & Supercon Technologies, Inc.
Juergen W. Srega	70	President, Bruker CALID Group and Bruker Daltonics Division

For biographical information relating to Dr. Laukien, who serves as both an executive officer and a director, please see “Certain Information Regarding Directors and Nominees” above. We present biographical information for our other executive officers below.

Gerald N. Herman

Mr. Herman has served as our Executive Vice President and Chief Financial Officer since May 1, 2021, and as our Chief Financial Officer since June 2018, after being named Interim Chief Financial Officer in March 2018. Mr. Herman joined Bruker in 2016 as Vice President and Corporate Controller. Prior to joining Bruker, Mr. Herman had served in senior executive positions with various publicly-traded companies, including as Corporate Vice President—Clinical Operations of PAREXEL International from 2014 to February 2016, and as Corporate Vice President & Controller-Finance of PAREXEL from 2008 to 2013. Prior to 2008, Mr. Herman was Vice President—Corporate Controller of Presstek, Inc. He also served in financial, consulting and accounting roles at various organizations, including as Senior Manager at Arthur Andersen LLP from 1979 to 1987. Mr. Herman is a Certified Public Accountant (CPA) and holds a Master of Business Administration degree from the University of Chicago, and a Master of Science in Taxation from Bentley University.

Falko Busse, Ph.D.

Dr. Busse has served as President of the Bruker BioSpin Group since May 2018, with responsibility for management of its global operations. Dr. Busse served as Deputy President of the Bruker BioSpin Group from October 2017 until his appointment as President. From March 2017 to September 2017, Dr. Busse served as Executive Vice President of Research and Development, Operations and Marketing at the Bruker BioSpin Group. Dr. Busse joined the Bruker BioSpin Group in June 2015 and served as Executive Vice President of Research and Development until February 2017. Prior to joining the Bruker BioSpin Group, Dr. Busse served in various managerial roles at Philips Healthcare and its subsidiaries from August 1994 until May 2015, including as General Manager Radiology Solutions, from January 2014 to May 2015, and as General Manager MR-Therapy, from August 2009 to December 2013. Dr. Busse holds a B.A. and a Ph.D. in Physics from Rheinische Friedrich-Wilhelms-Universität Bonn.

13	Bruker Proxy Statement 2025

Mark R. Munch, Ph.D.

Dr. Munch has served since September 2012 as President, Bruker NANO Group, with responsibility for management of its global operations. He has also served, since July 2015, as an Executive Vice President of Bruker, and in that capacity is responsible for providing oversight to our global information technology function and enterprise resource planning, as well as other strategic management development and business process initiatives. Dr. Munch has also served as President of Bruker NANO, Inc., a wholly owned subsidiary of Bruker, since October 2010. In March 2021, Dr. Munch took on an additional role of Chief Executive Officer of Bruker Spatial Genomics, a Bruker majority investment. Prior to joining Bruker NANO, Inc., from February 2008 to October 2010, Dr. Munch was Executive Vice President of Veeco Instruments Inc. Dr. Munch also served as a Senior Vice President of Coherent, Inc. from February 2006 to January 2008 and as President and Chief Executive Officer of Cooligy, Inc., a subsidiary of Emerson Electric, from 2004 to 2006. Dr. Munch’s background includes over 29 years of experience in marketing, product development, operations and sales, as well as experience in managing significant business units of multi-national corporations. Dr. Munch holds a Bachelor of Science degree in Chemical Engineering from the University of Colorado and a Master of Science degree and a Ph.D. in Chemical Engineering from Stanford University.

Burkhard A. Prause, Ph.D.

Dr. Prause has served as President and Chief Executive Officer of Bruker Energy & Supercon Technologies, Inc., or BEST, since April 2008, with responsibility for management of its global operations. Dr. Prause also was a director of BEST from April 2012 to February 2013. Additionally, he has served as a director of Hydrostatic Extrusions Ltd. since April 2013, and as a Managing Director of Bruker EAS GmbH and Bruker HTS GmbH since January 2005, RI Research Instruments GmbH since December 2008, and Bruker ASC GmbH since March 2009. Prior to that time, Dr. Prause served as Product Manager for Bruker BioSpin MRI GmbH. Before joining Bruker BioSpin MRI GmbH in 2002, Dr. Prause was a senior staff scientist at the Max-Planck Institute in Tubingen, Germany. Dr. Prause currently is a director of CCAS (the Coalition for the Commercial Application of Superconductors), and from 2006 to 2010, Dr. Prause was Chairman of ivSupra, a German superconductor industry coalition. Dr. Prause holds a Ph.D. in Physics from the University of Notre Dame.

Juergen W. Srega

Mr. Srega has served as President of the Bruker CALID Group since January 2013, with responsibility for management of its global operations. Mr. Srega also serves as a Managing Director of Bruker Daltonik GmbH, an indirect wholly owned subsidiary of Bruker located in Germany. Prior to joining us, Mr. Srega served since 1996 in a variety of senior management roles at Thermo Fisher Scientific Inc., or Thermo, a global provider of analytical instruments, equipment, reagents and consumables, software and services for research, analysis, discovery and diagnostics. At Thermo, Mr. Srega led a number of significant operating divisions, including as Vice President and General Manager Biomarkers, BRAHMS GmbH, from 2011 to 2012, Vice President and General Manager Scientific Instruments Division Global Products from 2005 to 2011 and Vice President and General Manager Advanced MS from 1996 to 2004. Prior to 1996, Mr. Srega was with Badenwerk AG, a German power utility company located in Karlsruhe, Germany, from 1988 to 1995 and an employee of Bruker GmbH from 1980 to 1988. Mr. Srega holds a Bachelor of Arts degree in Finance from Nord Akademie in Hamburg, Germany and a Bachelor of Arts degree in Engineering from Karlsruhe University of Applied Science in Karlsruhe, Germany.

Bruker Proxy Statement 2025	14

ENVIRONMENTAL, SOCIAL, AND CORPORATE GOVERNANCE (ESG)

Bruker’s 2024 Sustainability Report highlights our commitment to corporate social responsibility, transparency, and progress on material ESG topics. The report has been produced with reference to the Global Reporting Initiative (GRI) Standards and Sustainability Accounting Standards Board (SASB) standards in order to provide performance metrics across ESG topics that are relevant to our stakeholders.

Below are some key messages from our report:

Pillar	Highlights of Key Initiatives
Environmental Encompasses our: ■ Commitment to environmental sustainability ■ Focus on environmental impact reduction ■ Adoption of innovative technologies ■ Measurement & reporting of progress
■
Tracking energy consumption and carbon dioxide equivalent emissions – Measuring our energy use across operations to identify major sources and opportunities to improve efficiency and reduce emissions.
■
Expanding renewable energy usage–Efforts to transition where possible, including increasing the share of self-generated and purchased renewable electricity.
■
Managing waste streams – Monitoring our waste generation, increasing recycling, managing waste as a resource, and addressing hazardous waste risks.
■
Reducing water consumption – Assessing our production processes and site operations to decrease water usage. Ensuring discharged water quality complies with regulations.
■
Recovering and recycling cooling liquids - Capturing, storing, reusing and recycling cooling liquids through various production processes to minimize waste.
■
Considering environmental sustainability in facilities and product design – Factoring in environmental criteria for new facilities and product development, including reduced footprint, energy efficiency, and resource use.
■
Engaging suppliers on responsible sourcing – We require suppliers to meet our standards outlined in Supplier Code of Conduct to manage sustainability impact.

Social Covers our: ■ Belief of the importance of our employees ■ High safety standard ■ Inclusive, people-oriented culture ■ Community engagement
■
Reporting important employee data – including workforce numbers and demographics, incident rates, and eligibility for variable pay incentives to motivate and retain talent.
■
Promoting employee health, safety and wellbeing – through training programs, health initiatives, and safety protocols and certifications.
■
Offering training and development opportunities for competency and leadership growth –we provide leadership programs, reimbursement for external education, and annual performance reviews to provide all employees feedback and coaching for improvement and career growth.
■
Community engagement – we organize events, fundraising initiatives, and mobilize employee volunteers and donations to support charitable causes in the communities in which we operate.

Corporate Governance Describes our: ■ High standards of corporate governance ■ Key governance indicators ■ Approach to “Innovation with Integrity”
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High ethical standards – we maintain a high commitment to integrity, equal opportunity, and compliance in employee policies and practices.
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Board oversight of ESG – covers our company’s strategy and relevant risk areas. Board and committees guide business strategy and monitor sustainability practices.
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Structured compliance program –headed by our corporate ethics and compliance team. Includes our Code of Conduct, related training, and whistleblower process.
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Code of Conduct – outlines our commitment to integrity, equal opportunity, legal/regulatory compliance and high expectations of ethical conduct.
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Global Anti-Corruption Policy – prohibits activity intended to improperly influence a business decision, including bribery. Our Global Anti- Corruption policy and documents our procedures designed to prevent unethical dealings and reiterates our commitment to compliance with applicable anti-bribery and anti-corruption laws,
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Product safety – we maintain protocols and monitoring to quickly address defects and mitigate risks.
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Supplier Code of Conduct – serves as an important framework for our suppliers to conduct their business in a legally compliant and sustainable manner and to meet our internal standards of business conduct,
■
Responsible materials sourcing practices and conflict minerals reporting – we advocate responsibility in supplier sourcing practices; our suppliers are required to take all necessary and reasonable measures to ensure that all reporting to Bruker is in compliance with applicable laws and regulations, including any of our requests for information.

More information can be found in our Sustainability Report, which can be accessed through the page on our website that covers Our Commitment to Responsible Business at www.bruker.com

15	Bruker Proxy Statement 2025

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis, or CD&A, describes the principles, objectives, and features of our executive compensation program with respect to our Chief Executive Officer and the other executive officers listed below, whom we refer to collectively in this Proxy Statement as the “named executive officers.”

■
Dr. Frank H. Laukien, Chairman, President and Chief Executive Officer
■
Mr. Gerald N. Herman, Executive Vice President and Chief Financial Officer
■
Dr. Falko Busse, President, Bruker BioSpin Group
■
Dr. Mark R. Munch, Executive Vice President and President, Bruker NANO Group and Bruker NANO Surfaces Division
■
Mr. Juergen W. Srega, President, Bruker CALID Group and Bruker Daltonics Division

Executive Overview

Our executive compensation program is designed to attract, motivate, retain, and reward the individuals who lead our organization. These leaders are responsible for shaping and executing our overarching business strategy. Our compensation approach for executive officers has several facets including:

■
competitive salaries to ensure fair compensation for their roles and responsibilities;
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performance-based cash incentives linked to corporate and individual objectives; and
■
long-term equity incentive awards which aligns compensation with company success.

We work to encourage the entrepreneurial nature of our business groups and the executives who lead them through higher financial rewards tied to long-term equity incentive awards. We strive to align compensation awarded pursuant to our executive pay program with the interests of our stockholders without encouraging excessive or unnecessary risk-taking by our executives. We provide limited perquisites and no excise tax gross ups. We also have a recoupment, or clawback, provision under our incentive plans that allows us to seek reimbursement of short-term annual cash incentive payments and repayment of stock award gains in certain circumstances. We believe that our executive compensation program achieves the right balance of rewarding performance, aligning interests, and safeguarding against excessive risk-taking.

2024 Financial Performance

Our business strategy is to create value for our stockholders based on our ability to innovate and generate above market financial performance, both organically and through acquisitions. Achieving improvements in our revenue, operating profit, earnings per share and working capital levels are important to our success. Reflecting these objectives, a significant portion of our executive officers’ cash compensation is based on our performance relative to goals linked to currency-adjusted revenue growth, non–GAAP gross profit and/or non-GAAP operating profit improvement, working capital improvement and non-GAAP earnings per share growth.

Financial performance highlights for fiscal 2024 include:

■
Revenue increased by $401.9 million, or 13.6%, to $3,366.4 million, compared to $2,964.5 million for the year ended December 31, 2023, including an increase of approximately $296.7 million attributable to recent acquisitions and a decrease of approximately $13.1 million from the impact of foreign currency translation in fiscal 2024 compared to fiscal 2023;
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Organic revenue increased by $118.3 million, or 4.0%, excluding the effects of foreign currency translation and recent acquisitions. The increase in organic revenue was primarily related to strong demand for our products and solutions;
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Non-GAAP gross profit margin decreased by 60 basis points to 51.6% as compared to fiscal 2023;
■
Non-GAAP operating income increased to $518.0 million in 2024 from $546.3 million in 2023;
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Non-GAAP operating margin was 15.4%, a decrease of 300 basis points as compared to fiscal 2023, as impacted by increased costs related to acquisitions; and
■
Non-GAAP diluted EPS decreased by 6.6% to $2.41 from $2.58 in fiscal year 2023.

Additional information regarding our use of non-GAAP financial measures, including how we define and calculate such non-GAAP financial measures, is included beginning on page 39 under Part II, Item 7– Management’s Discussion and Analysis of Financial Condition and Results of Operations of our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 3, 2025. For additional information regarding how we define and calculate Non-GAAP diluted EPS, see Appendix A of this Proxy Statement.

Bruker Proxy Statement 2025	16

2024 Executive Compensation Actions

Highlighted below are some of the key actions and decisions with respect to our executive compensation programs for 2024, as approved by the Compensation Committee:

■
Salaries. For 2024, the Compensation Committee evaluated our named executive officers’ base salaries in considering competitive market levels, peer group survey data, individual performance and market conditions and, based on this evaluation, approved base salary increases ranged from 4% to 5% for our named executive officers, as described in greater detail below under the heading “2024 Base Salaries.”
■
Performance-Based Cash Incentive Awards. Based on financial performance targets set related to 2024 business plan goals, the executive officers’ total cash compensation potential is measured against their level of achievement to those targets. The total achievement is paid out, upon Compensation Committee consideration and approval. In 2024, the total payouts to our named executive officers ranged from 66.9% to 111.8% of the combined financial and individual performance targets, as described in greater detail below under the heading “Cash Inventive Plans and Review of 2024 Performance.”
■
Long-Term Incentive Awards. In 2024, the Compensation Committee approved long-term incentive awards to our named executive officers, including awards of stock options and RSUs, which vest ratably over four years from the date of grant. Options granted to Dr. Laukien, our Chief Executive Officer and Mr. Herman, our EVP and Chief Financial Officer, are exercisable upon vesting at a price equal to 110% of the closing price of our Common Stock on the grant date. Dr. Laukien’s options will expire on the fifth anniversary of the grant date and Mr. Herman’s options expire on the tenth anniversary. We believe that granting options to Dr. Laukien and Mr. Herman that have an exercise price in excess of the fair market value on the grant date further incentivizes them to deliver positive return to stockholders.
■
Our Compensation Committee selected time-based awards for our long-term incentives as an appropriate complement to the performance component of our short-term incentive awards. The 2024 award detail can be found below under the heading “2024 Long-Term Incentive Awards.”

We believe the combination of a high proportion of total compensation tied to share price performance and a four-year vesting period for equity awards further aligns the interests of our executives with the long-term interests of our stockholders.

2024 Say-on-Pay Vote

We hold annual advisory votes on the compensation paid to our named executive officers, or say-on-pay votes. Approximately 96% of the shares voted on say-on-pay at our 2024 Annual Meeting of Stockholders were in favor of our named executive officer compensation decisions and policies as described in our 2024 Proxy Statement. The Compensation Committee considered this result in 2024 and determined that it was not necessary to make any material changes to our compensation policies and practices. The Compensation Committee appreciates feedback from shareholders and will consider future say-on-pay results in its compensation decisions.

At the 2024 Annual Meeting, our stockholders were asked to cast an advisory vote on the frequency of future advisory votes on named executive officer compensation. Approximately 72% of the shares voted on the frequency of future say-on-pay votes at our 2024 Annual Meeting were in favor of holding an advisory vote on the compensation paid to our named executive officers every year. We will next ask our stockholders to cast an advisory vote on the frequency of future say-on-pay votes at our 2029 Annual Meeting of Stockholders.

Executive Compensation Philosophy and Process

Key Considerations in Setting Compensation

Our key objectives in structuring and determining executive compensation are to:

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attract and retain qualified executive officers not only by offering fair, competitive and comprehensive compensation packages but also by offering long-term job stability, opportunities for advancement, and the satisfaction of making a difference in advancing life sciences and healthcare;
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motivate existing officers to perform by providing meaningful incentive-based compensation that aligns our executives’ interests with those of our long-term stockholders and other stakeholders;
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pay for performance by aligning executive compensation with our annual and long-term strategic performance goals; and
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develop incentives to achieve high levels of short and sustainable long-term company performance, without encouraging excessive or unnecessary risk-taking.

To achieve these objectives, we have embraced a compensation philosophy that seeks to align compensation with our strategic objectives and reward our executive officers for meeting or exceeding certain pre-determined performance goals. Executive compensation at Bruker is based in large part on a pay-for-performance philosophy, through annual incentive bonus awards which emphasize both company and individual performance measures that correlate closely with the achievement of our short- and long- term strategic performance objectives. To motivate our executive officers, we focus on cash compensation in the form of salary and annual performance incentives, a portion of which is tied to the individual’s performance, and we augment this cash compensation

17	Bruker Proxy Statement 2025

with equity grants. In structuring executive compensation, the Compensation Committee focuses on our goal of long-term enhancement of shareholder value through grants of equity incentive awards with extended multi-year vesting schedules.

The Compensation Committee assesses the effectiveness of our executive compensation program from time to time and reviews risk mitigation and governance matters, which includes maintaining the following best practices:

What We Do
Pay for Performance	The majority of total compensation opportunity for our named executive officers is variable and at-risk.
Balance Short- and Long-Term Compensation	The allocation of incentives among the annual incentive plan and the long-term incentive plan does not over-emphasize short-term performance at the expense of achieving long-term goals.
Combination of Balanced Performance Metrics	We use a diverse set of corporate financial metrics and individual performance goals in our annual incentive plan to ensure that no single measure affects compensation disproportionately.
Independent Compensation Consultant	Our Compensation Committee has engaged an independent compensation consultant to provide information and advice for use in designing our executive compensation program.
Peer Data	We develop a peer group of companies based on industry, revenue and employee headcount to reference for compensation decisions.

Cap Bonus Payouts; Fixed Equity Grants	Our annual incentive plan has an upper limit on the amount of cash that may be earned. The maximum number of shares that might be earned is fixed in a grant.
Double Trigger Change-in- Control Provisions

If there is a change in control, outstanding time-based equity awards that are assumed by a buyer under our plan will vest only if there is both a change-in-control and an involuntary termination of employment (a “double trigger”).

Robust Stock Ownership and Retention Guidelines

Our executive officers and directors are required to maintain robust levels of stock ownership. Executive officers and directors who have not met their minimum required ownership, are required to hold (and not dispose of) a certain amount of shares of our Common Stock acquired through equity awards until the ownership requirement is met.

Annual Say-on-Pay Vote	We conduct an annual advisory say-on-pay vote on our named executive officer compensation.
Stockholder Engagement	We are committed to ongoing engagement with our stockholders regarding matters such as executive compensation, corporate governance and sustainability
Clawback for Overpayments	Our policy requires that we recoup incentive-based compensation from current and former executive officers in the case of a restatement that resulted in an overpayment.
What We Don’t Do
No Hedging or Pledging of Company Securities

We prohibit employees and non-employee directors from engaging in hedging transactions in our securities and, subject to one limited exception, may not pledge our securities as collateral for any loan.

No Excessive Perks	We do not provide material perquisites to executive officers.
No Excise Tax Gross-Ups	We do not provide excise tax gross-ups.
No Guaranteed Bonuses	We do not guarantee our named executive officers any minimum levels of base salary increase, payment under our annual incentive plan or equity grants, which are entirely performance-based.

Role of the Compensation Committee

Our Compensation Committee oversees management’s administration of our executive compensation program, including:

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determining overall equity compensation award guidelines and aggregate share usage and dilution levels;
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determining the Chief Executive Officer’s salary, target and actual bonus, and equity-based compensation;
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overseeing the executive compensation program for our other executive officers, including reviewing and approving the overall values and forms of compensation for the named executive officers;
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reviewing general policy matters relating to compensation and employee benefits;
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overseeing the clawback policy; and
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making recommendations concerning these matters to the Board.

The Compensation Committee may delegate its responsibilities to a subcommittee as it deems appropriate.

The Compensation Committee ensures total compensation is competitive, appropriately tied to performance, and balances risk-taking:

Chief Executive Officer	Executive Officers	Competitive Market Benchmark
■ Conducts the annual performance evaluation and provides feedback to the CEO ■ Sets compensation for CEO	■ Reviews the annual performance evaluation and provides feedback on the Executive Officers ■ Approves changes to EO compensation	■ Assesses competitive market compensation for Executive Officers using a variety of sources to ensure individual cash compensation levels remain reasonable and competitive

The Compensation Committee retains the discretion to approve awards in excess of those calculated to have been earned under the pre-established cash incentive plans of our executive officers in recognition of exceptional performance. Additionally, the Compensation Committee may exercise its discretion to reduce an award considering various factors, or not to approve cash incentive plan awards calculated to have been earned under a pre-established cash incentive plan of an executive officer in the event the Compensation Committee determines that such executive officer has violated Bruker policies or has failed to meet minimum performance expectations.

Bruker Proxy Statement 2025	18

Role of Management

The Chief Executive Officer, with the assistance of the Executive Vice President and Chief Financial Officer, or EVP/CFO, is responsible for:

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Making recommendations for company-wide financial performance goals, and for the individual incentive goals and weightings for our other executive officers to the Compensation Committee for approval. The Company’s financial results and individual goal achievements are reviewed and approved by the Compensation Committee.
■
Proposing the incentive plan structure for himself and the Executive Officers for review and approval by the Compensation Committee.

The Compensation Committee will consider input from the CEO and EVP/CFO; however, the Compensation Committee makes final determinations based on its assessment of each executive officer’s performance relative to their performance-based goals. Neither the CEO nor the EVP/CFO participate in Compensation Committee discussions or determinations of their own compensation.

The CEO and the Vice President, Corporate Human Resources participate in the Compensation Committee meetings, at the request of the Committee, and the EVP/CFO may participate in Compensation Committee meetings to provide perspective and relevant information related to financial goals and other financial plan topics.

Role of Compensation Consultants

The Compensation Committee has retained Aon's Human Capital Solutions Practice, a division of Aon plc (Aon) as the Company’s compensation consultant for 2024. Aon assists the Compensation Committee by providing advice and analysis on our executive compensation program relative to other similarly situated public companies and communicating its perspectives on evolving trends related to executive compensation program design, best practices and changes in the regulatory landscape. Aon is engaged directly by and reports to the Compensation Committee.

Aon’s support includes the selection of a peer group of companies and development of peer group survey data, as well as analysis and advice on our executive compensation structure, program design and market practices. Additional services provided by Aon in 2024 included the 2024 CEO pay ratio analysis and preparation of the Pay Versus Performance disclosures and general feedback on compensation information on this Proxy Statement. The Compensation Committee considers input from Aon as one of the factors in making decisions on compensation matters, along with information and analysis it receives from management and its own judgment and expertise. For the fiscal year ended December 31, 2024, total fees paid to Aon were $288,955 for compensation-related services and $384,950 for non-compensation-related services. With regard to services that are not compensation related, Aon provides insurance brokerage services to our business. Aon serves as our insurance broker for a portion of our commercial insurance program, which includes management liability, casualty and professional liability and pollution liability insurance policies.

The Compensation Committee has evaluated Aon’s independence by considering each of the independence factors adopted by Nasdaq and the SEC. Based on such evaluation, the Compensation Committee determined that the insurance brokerage services provided by Aon did not create a conflict of interest or impair Aon’s ability to provide independent advice to the Compensation Committee regarding compensation matters in 2024 and that no conflict of interest exists currently. The Compensation Committee has the authority to retain, compensate and terminate any consultants or advisers it deems necessary to assist it in the fulfillment of its responsibilities.

Peer Group Review and Market Data

In establishing and evaluating compensation for our named executive officers, the Compensation Committee utilizes survey market data and peer group analysis provided by Aon. The Compensation Committee believes that it is important to consider compensation practices of companies that are comparable to us in terms of revenue, market capitalization, employees, global reach, scale and complexity and industry. Aon generally focused on positioning Bruker close to the median profile of the peer group in terms of revenue and market value as opposed to only including peers in a similar business space. The market data provided by Aon was based on published survey sources, including Aon’s Global Compensation Survey and Total Compensation Management Database, as well as recent Proxy Statements of our peer group companies.

Although individual pay is driven largely by individual and corporate performance considerations, the Compensation Committee has historically used reference group data as a “market check” to help ensure that individual cash compensation levels remain reasonable and competitive. selected peer group is generally used for compensation assessments and analyzing our executive compensation pay levels and practices, including our share allocation and utilization for employee equity awards as compared with peer companies.

For 2024 compensation evaluations, the Compensation Committee reviewed its existing peer group and determined that KLA Corporation and National Instruments should be removed as KLA was significantly above the revenue and market value criterion and National Instruments was in the process of being acquired. These peers were replaced by Agilent Technologies and Onto Innovation. The peer group identified by Aon and approved by the Compensation Committee comprised 15 companies in the scientific tools, instruments, and services industries. The Compensation Committee believes that a peer group consisting of competitors of various sizes provides useful insight for its consideration of compensation levels, including information about the

19	Bruker Proxy Statement 2025

range and median of competitive salaries, cash bonuses and long-term incentives. In addition to industry, complexity and size characteristics, the Compensation Committee also considers how other third-party organizations (such as the Standard and Poor’s GICS methodology) categorize Bruker and other companies which shareholder advisory firms (such as ISS) consider comparable to us.

In 2024, at the time Aon compiled data for the peer group companies, the companies in our selected peer group ranged in size:

Company	Revenue	Employee Count
25th percentile	$1.4B	4,161
Median	$3.0B	8,200
Bruker	$2.5B (trailing 12-month revenue)	8,525
75th percentile	$3.4B	13,425

The peer group considered by the Compensation Committee for its evaluation of 2024 executive compensation levels and practices included:

■ Agilent Technologies Inc. (1)	■ MKS Instruments, Inc.
■ Bio-Rad Laboratories, Inc.	■ Onto Innovation (1)
■ Bio-Techne Corporation	■ OSI Systems, Inc.
■ Charles River Laboratories International, Inc.	■ Revvity, Inc.
■ Entegris, Inc.	■ Teradyne, Inc.
■ Haemonetics, Inc	■ Waters Corporation
■ Integra LifeSciences	■ Watts Water Technologies
■ Mettler Toledo International Inc.
(1)
Due to a scrivener’s error, the companies listed in the 2024 proxy statement included Agilent Technologies Inc. and Onto Innovation and excluded KLA Corporation and National Instruments Corporation. The Compensation Committee and Aon used the correct list of companies in their 2023 compensation evaluations.

In general, in light of our relative market position, the Compensation Committee considered the range and median compensation levels of the companies in the peer group to be appropriate and reasonable competitive comparisons for our executive officers when evaluating and approving 2024 compensation packages.

Components of Named Executive Officer Compensation

Executive officer compensation consists of cash compensation in the form of annual base salary and annual incentive bonus awards, as well as long-term incentive compensation in the form of stock option and RSU grants.

Compensation Element	Alignment with Creation of Shareholder Value
Annual Base Salary	■ Retains and attracts high-performing executives through competitive fixed compensation
Annual Cash Inventive	■ Achievement of company financial and individual goals relevant to each executive
Long-Term Incentive	■ Motivates executives to create long-term enhancement to stockholder value through long-term stock ownership in Bruker Common Stock
Other Benefits	■ Retains and attracts high-performing executives through competitive benefits

Additional Recognition. In addition to the above compensation components, the Compensation Committee approved an additional bonus opportunity for Dr. Mark Munch, EVP and President of the Bruker NANO Group. Separate from Dr. Munch’s existing compensation arrangements. Dr. Munch was provided with a cash payment of $300,000 tied to his additional role as CEO of the Company’s majority-owned start-up company, Bruker Spatial Genomics, Inc. or, BSG.

Bruker Proxy Statement 2025	20

Mix of Compensation

In accordance with our pay-for-performance philosophy, variable compensation in the form of short-term cash incentive compensation and long-term equity incentive awards is intended to be a significant portion of overall compensation, with this at-risk component increasing as a percentage of overall compensation potential as the individual officer’s responsibility increases.

We believe that our equity grant practices signify strong alignment between our executive team and stockholder interests. The following charts and tables illustrate the mix of approved 2024 target levels, for base salary, short-term cash incentive bonus at target levels and long-term incentive awards, or LTI, provided in the compensation packages of our Chief Executive Officer, or CEO, and, on average, our named executive officers other than our Chief Executive Officer, or Other NEOs.

Named Executive Officer Compensation Mix

2024 Base Salaries

Base salaries are determined based on a variety of factors, including each named executive officer’s level of responsibility, scope of the role, experience and potential, performance and a comparison of salaries paid to peers within Bruker and to those with similar roles at other similarly situated companies, including those found in the market surveys and peer group data reviewed by the Compensation Committee. Base salaries are set at levels that the Compensation Committee believes are reasonably competitive to allow us to attract and retain qualified executives. Base salaries are reviewed annually and may be adjusted, as appropriate. Annual base salaries for 2024 approved by the Compensation Committee on February 15, 2024, for each of our named executive officers were as follows:

	2024 Base Salary(1) ($)	2023 Base Salary ($)	% Change in Local Currency
Dr. Laukien	976,554	938,994	4.0%
Mr. Herman	644,234	613,556	5.0%
Dr. Busse	508,819	461,810	5.0%
Dr. Munch	738,370	703,210	5.0%
Mr. Srega	481,005	454,780	5.0%
(1)
Amounts in this column represent base salary amounts in effect at the time that the Compensation Committee approved 2024 annual base salaries. Any non-U.S. Dollar amounts have been converted to U.S. Dollars using the applicable conversion rates as of the date of approval by the Compensation Committee. See page 31 of this Proxy for information on our foreign currency conversion policy.

For 2024, the Compensation Committee approved salary increases ranging from 4% to 5% for our named executive officers. The Compensation Committee considered these increases appropriate based on its evaluation of competitive market levels, peer group survey data, individual performance and market conditions.

21	Bruker Proxy Statement 2025

Cash Incentive Plans and Review of 2024 Performance

Annual Cash Incentive Awards. Annual incentive awards in the form of performance-based cash incentive bonuses for our named executive officers are based upon management’s success in achieving a combination of corporate financial and individual measures established each year by the Compensation Committee after consultation with management. The specific goals vary for each named executive officer based on responsibilities and role within Bruker and may include financial or strategic measures. Individual goals are intended to reward performance which results in Bruker meeting or exceeding its financial or operational goals.

The Compensation Committee also considers the mix of performance goals to balance the incentives created to mitigate risks that may be associated with a particular performance goal. Through a mix of financial metrics and individual goals, cash incentive awards reflect both the individual’s contributions compared to his or her specific performance goals for the year and the overall performance of Bruker or the particular operations under the executive officer’s leadership.

Overview and Outcomes. Under the annual short-term incentive compensation plans, or ICPs, named executive officers are eligible for cash awards based on Company and individual performance. The 2024 ICP goal total achievement for named executive officers was as follows:

■
Total achievement ranged from 66.9% to 111.8%.
■
Financial achievement ranged from 47.4% to 115.7%.
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Individual achievement ranged from 97.5% to 112.5%.

The two primary classifications of performance goals utilized are pre-established financial performance metrics and specific individual performance goals. Each performance metric represents part of the total incentive award calculation, with the financial goals in 2024 accounting for, in the aggregate, 70% of the target award potential and the individual goals in 2024 accounting for, in the aggregate, 30% of the total incentive award potential. In 2024, the Compensation Committee established our named executive officers’ 2024 ICPs as follows:

■
At the beginning of the year, the Compensation Committee set individual target awards for each named executive officer, expressed as a percentage of base salary, based on the named executive officer’s level of responsibility and upon a review of management recommendations, compensation information from our peer group and survey market data for comparable positions.
■
Also, at the beginning of the year, the Compensation Committee established performance measures and goals for the ICPs, which included the financial and strategic metrics being assessed, performance thresholds and targets, weightings and due dates for each metric. The Compensation Committee also approved the named executive officers’ individual performance goals.
■
After the close of the year, the Compensation Committee received a report from management regarding Company, operating group and individual performance against the pre-established performance goals of the ICPs. Actual awards for 2024 were approved based on each named executive officer’s individual award target percentage and the overall Company, Group and/or individual performance relative to the specific performance goal, in each case as determined by the Compensation Committee.

2024 ICP Structure and Metrics. The basic structure and metrics of the 2024 cash incentive plans established for our executive officers are summarized as follows:

CEO & CFO	Group Presidents	All Executive Officers
Financial Goals » 70% of Total Target Cash Incentive Plan Opportunity		Potential Payout Amounts
Corporate Financial Performance Goals	Group Financial Performance Goals
✓ Currency - Adjusted Revenue Growth (15%) ✓ Non-GAAP Operating Profit Improvement (20%) ✓ Non-GAAP Earnings Per Share Growth (non-GAAP EPS) (15%) ✓ Working Capital Improvement (20%)	✓ Currency - Adjusted Revenue Growth (15%) ✓ Non-GAAP Gross Profit Improvement (15%) ✓ Non-GAAP Operating Profit Improvement (15%) ✓ Working Capital Improvement (15%) ✓ Non-GAAP EPS (10%)	Each financial goal has a minimum of 0% payout and a maximum of 200%, with payouts determined relative to the achievement of each of the specified performance goals on a linear basis.
Individual » 30% of Total Target Cash Incentive Plan Opportunity		Potential Payout Amounts

✓ Individual strategic and organizational objectives	✓ Individual strategic and organizational objectives	0 - 125%, subject to adjustment at the discretion of the Compensation Committee

Bruker Proxy Statement 2025	22

Setting Incentive Target Levels. The following table summarizes the 2024 ICP target levels approved for each of our named executive officers and the relationship of performance-based cash compensation at target levels to base salary and total potential cash compensation. The bonus target levels remain unchanged from 2023.

2024 Cash Incentive Targets (1)

	$ Target Level	% of Base Salary at Target Achievement	% of Total Potential Cash Compensation at Target Achievement
Dr. Laukien	1,367,176	140%	58%
Mr. Herman	450,964	70%	41%
Dr. Busse	305,291	60%	38%
Dr. Munch	479,941	65%	39%
Mr. Srega	312,654	65%	39%
(1)
Any non-U.S. Dollar amounts have been converted to U.S. Dollars using the applicable conversion rates disclosed in the Summary Compensation Table located on page 33 of this Proxy Statement.

When setting individual target incentive levels for 2024 ICPs, the Compensation Committee reviewed, for each named executive officer, individual target awards applicable in 2024, the total cash compensation established for 2024 and the projected cash compensation for 2024, considering how the total cash compensation of each named executive officer compared to peer group and related market data, and the responsibilities of each named executive officer. Additionally, the Compensation Committee considered long-term incentive target levels, to consider a total direct compensation view, so that no one element was determined in isolation.

Setting Corporate Performance Goals and Thresholds. The Compensation Committee establishes specific corporate-level financial performance goals for our executive officers with corporate responsibilities, including Dr. Laukien and Mr. Herman, and business group-level financial performance goals for our executive officers with group-level management responsibilities based on key corporate, group or divisional business plan goals for the year. In addition to goals tied to group-level financial performance, each of our group presidents has a portion of his incentive award potential linked directly to our company non-GAAP earnings per share, creating additional alignment with our stockholders and our overall strategic objectives.

Financial performance goals generally reflect targeted growth as compared to the results achieved in the prior year for the relevant metric, with a threshold level of current year performance required for any cash incentive payout. However, threshold levels are typically equal to the prior year’s performance. As a result, 2023 performance was the threshold achievement for our named executive officers to earn any portion of their cash incentive plan targets linked to financial performance goals in 2024 (with exception of working capital for Corporate, Bruker BioSpin Group and Bruker CALID Group, for which the threshold was 105% of business plan goal).

Payments for cash incentive bonuses linked to the achievement of the pre-established financial performance goals are calculated based on percentage achievement of the financial target goal. The payout for the financial goals portion of an individual’s ICP is limited to 200% of the financial incentive award target.

Setting Individual Performance Goals and Thresholds. While still measurable, individual performance goals may not always be as quantifiable as the financial objectives. Payments for individual performance goals are made in a range of 0% to 125%, based on a qualitative evaluation of the named executive officer’s performance and determined by the Compensation Committee.

Individual performance goals are generally set as stretch, but attainable, goals, with over-achievement of goals anticipated to occur in only limited circumstances. In determining award payouts for these goals, the Compensation Committee considers each of the executive officers’ achievements in meeting their individual performance goals and the substantial progress made during the fiscal year with respect to a variety of strategic, organizational and infrastructure initiatives implemented under their leadership. Additionally, the Compensation Committee may, in its discretion, award cash incentive bonuses above the target level in the event it determines that a named executive officer has delivered exceptional performance. Cash incentive compensation plans of our named executive officers operate under a common set of performance metrics and calculation methodologies, with goals adjusted at the corporate or group level to reflect individual areas of responsibility.

23	Bruker Proxy Statement 2025

2024 Cash Incentive Award Payout Determinations

DR. FRANK H. LAUKIEN AND MR. GERALD N. HERMAN:

Bruker Corporation

2024 Financial Performance Goals (70% of Target Bonus Potential)

As the CEO and CFO, respectively, of the Company, Dr. Laukien’s and Mr. Herman’s 2024 ICP financial performance goals were tied to corporate financial performance goals that focused on generating revenue growth, improving efficiency, profitability and working capital ratio, and increasing the Earnings Per Share. As a result, the cash incentive award payouts earned by each of Dr. Laukien and Mr. Herman for the financial performance portion of their 2024 ICP opportunity was equal to approximately 82.4% of their cash incentive target linked to financial performance goals, or approximately 87.7% for Dr. Laukien's and 87.0% for Mr. Herman's total cash incentive target, respectively. Bruker’s overall 2024 financial performance did not achieve certain business plan targets primarily due to underlying market conditions and supply chain constraints.

2024 Corporate Level Performance Goals(1)	Weighting	2024 Performance(1)	% Of Incentive Goal Achieved
■ $363.0 Million Currency Adjusted Revenue Growth	15%	$230.8 million increase in Currency-Adjusted Revenue	63.6%
■ $37.8 Million Non-GAAP Operating Profit Improvement	20%	$4.5 million decrease in Non-GAAP Operating Profit	0.0%
■ $0.021 Reduction in Working Capital Ratio	20%	$0.041 reduction in Working Capital Ratio	194.4%
■ $0.21 Increase in Non-GAAP Earnings Per Share	15%	$0.13 increase in Non-GAAP Earnings Per Share	61.9%
Total	70%		82.4%
(1)
Represents a non-GAAP financial measure. See Appendix A for a reconciliation of GAAP and non-GAAP financial measures and additional information about non-GAAP financial measures.

Individual Performance Goals

(30% of Target Bonus Potential)

The individual performance goals and achievement ratings for each of Dr. Laukien’s and Mr. Herman’s 2024 ICPs are described below.

Dr. Laukien

Dr. Laukien’s individual performance goals for 2024 included active portfolio management, high-value innovation, operational excellence, and organizational effectiveness. Dr. Laukien earned 100% of the portion of his cash incentive target linked to individual performance goals. This was comprised of mixed delivery of goals in active portfolio management with one goal exceeded the target, one goal at target, and one lagging target. Additionally, there was a slight under delivery of a high-value innovation goal. The other focus areas of operational excellence and organizational effectiveness were delivered as expected.

Mr. Herman

Mr. Herman’s individual performance goals for 2024 included commercial excellence, operational excellence, and organizational effectiveness. Mr. Herman earned 97.5% of the portion of his cash incentive target linked to individual performance goals. This achievement was comprised of over delivery of a goal in the area of commercial excellence and slight under delivery for two goals in operational excellence and organization effectiveness. The other goals were delivered as expected.

Bruker Proxy Statement 2025	24

DR. FALKO BUSSE:

Bruker BioSpin Group

2024 Financial Performance Goals

(70% of Target Bonus Potential)

As President of the Bruker BioSpin Group, Dr. Busse’s 2024 ICP financial performance goals directly related to his leadership of the Bruker BioSpin Group. As summarized in the table below, Bruker BioSpin’s 2024 financial performance reflected strong profitability and working capital management. As a result, the cash incentive award payout earned by Dr. Busse for the financial performance portion of his 2024 ICP opportunity was equal to approximately 115.7% of his cash incentive target linked to financial performance goals, or approximately 111.8% of his total cash incentive target.

2024 Bruker BioSpin Group Performance Goals(1)	Weighting	2024 Performance(1)	% Of Incentive Goal Achieved
■ $92.0 Million Bruker BioSpin Currency-Adjusted Revenue Growth	15%	$75.7 million increase in Currency-Adjusted Revenue	82.2%
■ $33.7 Million Bruker BioSpin Non-GAAP Gross Profit Improvement	15%	$29.6 million increase in Non-GAAP Gross Profit	87.6%
■ $10.7 Million Bruker BioSpin Non-GAAP Operating Profit Improvement	15%	$13.8 million increase in Non-GAAP Operating Profit	128.9%
■ $0.023 Reduction in Bruker BioSpin Working Capital Ratio	15%	$0.060 reduction in Working Capital Ratio	200.0%
■ $0.21 Increase in Non-GAAP Earnings Per Share	10%	$0.13 increase in Non-GAAP Earnings Per Share	61.9%
Total	70%		115.7%
(1)
Represents a non-GAAP financial measure. See Appendix A for a reconciliation of GAAP and non-GAAP financial measures and additional information about non-GAAP financial measures.

Individual Performance Goals

(30% of Target Bonus Potential)

Dr. Busse’s individual performance goals for 2024 included active portfolio management, customer success, high-value innovation, operational excellence, and organizational effectiveness. Overachievement of the performance goals was driven by active portfolio management. Dr. Busse earned 102.5% of his cash incentive target linked to individual performance goals. This achievement was comprised of over delivery of active portfolio management, and goals achieved at target for customer success, operational excellence, and organizational effectiveness. Two goals under high-value innovation had mixed results; one delivered as expected and the other slightly under target.

25	Bruker Proxy Statement 2025

DR. MARK R. MUNCH:

Bruker NANO Group

2024 Financial Performance Goals

(70% of Target Bonus Potential)

Dr. Munch is an Executive Vice President of Bruker Corporation and President of the Bruker NANO Group. Dr. Munch’s 2024 ICP financial performance goals directly related to his leadership of the Bruker NANO Group. As summarized in the table below, in 2024 the Bruker NANO Group delivered solid financial performance in working capital management, while revenue and profitability fell short of the target. As a result, the cash incentive award payout earned by Dr. Munch for the financial performance portion of his 2024 ICP opportunity was equal to approximately 61.3% of his cash incentive target linked to financial performance goals, or approximately 72.9% of his total cash incentive target.

2024 Bruker NANO Group (NANO) Performance Goals(1)	Weighting	2024 Performance(1)	% Of Incentive Goal Achieved
■ $165.6 Million NANO Currency-Adjusted Revenue Growth	15%	$110.7 million increase in Currency-Adjusted Revenue	66.8%
■ $93.4 Million NANO Non-GAAP Gross Profit Improvement	15%	$48.0 million increase in Non-GAAP Gross Profit	51.4%
■ $24.4 Million NANO Non-GAAP Operating Profit Improvement	15%	$8.1 million increase in Non-GAAP Operating Profit	33.3%
■ $0.054 Reduction in NANO Working Capital Ratio	15%	$0.050 reduction in Working Capital Ratio	93.2%
■ $0.21 Increase in Non-GAAP Earnings Per Share	10%	$0.13 increase in Non-GAAP Earnings Per Share	61.9%
Total	70%		61.3%
(1)
Represents a non-GAAP financial measure. See Appendix A for a reconciliation of GAAP and non-GAAP financial measures and additional information about non-GAAP financial measures.

Individual Performance Goals

(30% of Target Bonus Potential)

Dr. Munch’s individual performance goals for 2024 included active portfolio management, commercial excellence, operational excellence and organizational effectiveness. Dr. Munch earned a cash incentive award equal to 100% of the portion of his target cash incentive bonus potential attributable to his individual performance goals. This total was based on over achievement in active portfolio management and target achievement for commercial excellence. The operational excellence goals had mixed results with one missing the target and the other achieving target. Lastly, organizational excellence also had mixed results with exceeding the target and the other achieving target.

Bruker Proxy Statement 2025	26

MR. JUERGEN W. SREGA:

Bruker CALID Group

2024 Financial Performance Goals

(70% of Target Bonus Potential)

As President of the Bruker CALID Group, Mr. Srega’s 2024 ICP financial performance goals directly related to his leadership of the Bruker CALID Group. As summarized in the table below, Bruker CALID’s actual financial performance in 2024 was mixed with strong working capital management performance offset by a shortfall in revenue and profitability performance as compared to target. As a result, the cash incentive award payout earned by Mr. Srega for the financial performance portion of his 2024 ICP opportunity was equal to approximately 47.4% of his cash incentive target linked to financial performance goals, or approximately 66.9% of his total cash incentive target.

2024 Bruker CALID Group (CALID) Performance Goals(1)	Weighting	2024 Performance(1)	% Of Incentive Goal Achieved
■ $85.2 Million CALID Currency-Adjusted Revenue Growth	15%	$34.5 million increase in Currency-Adjusted Revenue	40.5%
■ $54.3 Million CALID Non-GAAP Gross Profit Improvement	15%	$0.8 million decrease in Non-GAAP Gross Profit	0.0%
■ $20.2 Million CALID Non-GAAP Operating Profit Improvement	15%	$5.7 million decrease in Non-GAAP Operating Profit	0.0%
■ $0.016 Reduction in CALID Working Capital Ratio	15%	$0.022 reduction in Working Capital Ratio	139.3%
■ $0.21 Increase in Non-GAAP Earnings Per Share	10%	$0.13 increase in Non-GAAP Earnings Per Share	61.9%
Total	70%		47.4%
(1)
Represents a non-GAAP financial measure. See Appendix A for a reconciliation of GAAP and non-GAAP financial measures and additional information about non-GAAP financial measures.

Individual Performance Goals

(30% of Target Bonus Potential)

Mr. Srega’s individual performance goals for 2024 included active portfolio management, customer success, high-value innovation, operational excellence, and organization effectiveness. Overachievement of performance goals was driven by active portfolio management and high-value innovation. Mr. Srega earned 112.5% of his cash incentive target linked to individual performance goals. This was achieved by Mr. Srega exceeding the target for active portfolio management and achieving the target for customer success. High-value innovation had mixed results with one goal exceeding target and the other achieving target. Operational excellence and organizational effectives goals were achieved at target.

27	Bruker Proxy Statement 2025

Total NEO Incentive Award Payments

Following review of the performance of our named executive officers in 2024, the Compensation Committee approved ICP awards to the named executive officers based on their respective percentage achievement of 2024 financial and individual performance goals as follows:

NEO	Financial Goal Achievement	Individual Goal Achievement	Total Cash Incentive Payment
Frank H. Laukien	82.4%	100.0%	87.7%
Gerald N. Herman	82.4%	97.5%	87.0%
Falko Busse	115.7%	102.5%	111.8%
Mark R. Munch	61.3%	100.0%	72.9%
Juergen W. Srega	47.4%	112.5%	66.9%

As shown above, based on their performance relative to their combined 2024 corporate performance goals and individual goals, Dr. Laukien and Mr. Herman earned $1,187,562 and $387,476, respectively, of their ICP targets.

The actual cash incentive award payments to our named executive officers are reported in the “Non-Equity Incentive Plan Awards” column of the Summary Compensation Table in this Proxy Statement.

2024 Long-Term Incentive Awards

The Compensation Committee uses long-term incentive compensation in the form of equity awards to deliver competitive compensation that recognizes employees for their contributions to Bruker and aligns the interests of named executive officers with stockholders by focusing them on long-term growth and stock price performance.

In 2024, upon consideration of a variety of factors, including the individual performance, experience and responsibilities of each of our named executive officers, our stock price, competitive market practices and trends, including total potential dilution and annual equity burn rate levels, outstanding equity awards held by our named executive officers and overall Company performance, the Compensation Committee approved the following long-term incentive awards to our named executive officers in August 2024:

2024 Long-Term Equity Incentive Awards

Long-Term Incentive Awards. Equity incentive compensation in the form of stock option and RSU awards is designed to provide long-term incentives to executive officers, to encourage them to remain with us and to enable recipients to develop and maintain a long-term stock ownership position in our Common Stock, which in turn motivates them to focus on creating long-term enhancement to stockholder value.

	Aggregate Economic Value(1)	Stock Options	RSUs
Dr. Laukien	3,338,058	77,255	28,307
Mr. Herman	1,246,377	13,742	15,106
Dr. Busse	497,539	5,486	6,030
Dr. Munch	1,239,456	13,666	15,022
Mr. Srega (2)	750,000	8,319	9,073
(1)
Economic value reflects the combined grant date fair value of option and RSU awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 and based on the August 9, 2024, closing price of the Common Stock of $62.00 per share.
(2)
Pursuant to Mr. Srega’s MDE Contract, for retention purposes Mr. Srega was awarded larger than typical long-term incentive equity awards in each of 2020, 2021, 2023 and 2024. Portions of the grants were allocated to performance in 2022 and are expected to be allocated to performance in 2025, 2026, and 2027. Accordingly, in 2022, Mr. Srega’s long-term incentive equity award was relatively lower than typical to take the larger awards expected to be granted into account. Similarly, the 2025, 2026, and 2027 grants are also planned to be relatively lower than typical to take the larger awards into account. The amount shown in this table represents the derived annualized amount for Mr. Srega's awards.

We use a combination of stock options and RSU awards to balance the performance orientation of stock options to enhance our pay-for-performance culture and the retentive qualities of RSUs. The Compensation Committee believes this mix to be reasonable considering market practices, the overall level of pay for our executives and the long-term orientation of the equity award vehicles, given that they vest over a period of four years. In 2024, the value of awards to our CEO is 47% stock options and 53% RSU’s. The named executive officers consisted of 25% stock options and 75% RSUs, which is consistent with the Compensation Committee’s approach generally.

Bruker Proxy Statement 2025	28

Executive Benefits

In 2024, our named executive officers were eligible for the same level and offering of benefits made available to other employees, including our 401(k) plan and welfare benefit programs in the United States, or those comparable local benefit programs for our executives outside the United States. We generally do not provide additional benefits or perquisites to our executive officers, except as follows:

■
Dr. Busse, who is based in Switzerland, is provided a leased vehicle, and the same pension scheme and formulaic contribution as all other employees located in Switzerland. Additional information regarding Dr. Busse’s pension benefits is included in this Proxy Statement under the heading “Pension Benefits.”
■
Dr. Munch is provided an automobile allowance based on the nature of his responsibilities.
■
Mr. Srega, who is based in Germany and serves as a Managing Director of our subsidiary Bruker Daltonik GmbH, is provided a leased vehicle and a personal pension scheme in accordance with local custom. The personal pension scheme established for Mr. Srega’s benefit consists of two individual components funded during the term of his employment by contributions made by Bruker Daltonik GmbH. Contributions made to Mr. Srega’s personal pension scheme in 2024 are reported in the “All Other Compensation” column of the Summary Compensation Table included in this Proxy Statement under the heading “Summary of Executive Compensation.” Additional information regarding Mr. Srega’s personal pension scheme is included in this Proxy Statement under the heading “Pension Benefits.”

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

Our wholly owned subsidiary Bruker BioSpin AG has a letter agreement with Dr. Busse that sets forth certain terms of Dr. Busse’s employment as President of the Bruker BioSpin Group, including his annual base salary and cash incentive bonus plan targets, in each case subject to annual review, and an annual equity award with a value of 175,000 Swiss francs, pursuant to our 2016 Plan. During the term of his employment, Dr. Busse is eligible to participate in all customary employee benefit plans or programs generally available to our employees and/or executive officers. Additionally, as an employee of Bruker BioSpin AG, Dr. Busse is entitled to participate in the Bruker BioSpin AG pension fund scheme and other local benefit plans during the term of his employment. In the event of Dr. Busse’s death while in our employment, he is entitled to continuation of his base salary for a period of six months. The letter agreement contains customary one-year non-competition and two-year non-solicitation provisions and may be terminated by either party upon six month’s written notice.

We and Mr. Srega are party to a letter agreement which sets forth certain terms of Mr. Srega’s employment as President of the Bruker CALID Group, including his annual base salary, subject to annual review and eligibility to participate in our cash incentive bonus plan. The letter agreement also provides that Mr. Srega is entitled to receive an annual equity award. During the term of his employment, Mr. Srega will be eligible to participate in all customary employee benefit plans or programs of Bruker generally available to our employees and/or executive officers. Additionally, we assumed a personal pension scheme for Mr. Srega’s benefit carried forward in part from his former employer. The personal pension scheme is funded by contributions made by Bruker Daltonik GmbH and voluntary contributions by Mr. Srega, if any, during the term of his employment.

Mr. Srega will be entitled to a lump sum severance payment equal to six months of his then current base salary, or approximately $231,124 as of December 31, 2024, in the event there is a change in the voting control of Bruker and his employment is terminated, voluntarily or involuntarily, within six months after such change in control.

Additionally, pursuant to the letter agreement, Mr. Srega was required to enter into a managing director’s contract with Bruker Daltonik GmbH, or the German Subsidiary; accordingly, Mr. Srega and the German Subsidiary are parties to that certain Managing Director Employment Contract, dated June 28, 2012, (the “Original MDE”), as amended by that certain Supplements to the Managing Director Employment Contract, dated December 12, 2019, and July 19. 2023 (the “MDE Amendments”), and, together with the Original MDE, the MDE Contract. The “MDE Contract” sets forth the compensation and benefits that Mr. Srega is entitled to for his service as Managing Director and Chairman of the executive board of the German Subsidiary.

Pursuant to Mr. Srega’s MDE Contract, for retention purposes Mr. Srega was awarded larger than typical long-term incentive equity awards in each of 2020, 2021, 2023 and 2024. Portions of the grants were allocated to performance in 2022 and are expected to be allocated to performance in 2025, 2026, and 2027. Accordingly, in 2022, Mr. Srega’s long-term incentive equity award was relatively lower than typical to take the larger awards expected to be granted into account. Similarly, the 2025, 2026, and 2027 grants are also planned to be relatively lower than typical to take the larger awards into account. Under the MDE Contract, Mr. Srega is subject to confidentiality and non-competition restrictions. The MDE Contract may be terminated by either party upon 12-months’ advance notice.

In the event of a change in control of Bruker, our Board has the authority to accelerate vesting of any and all unvested option, restricted stock and RSU awards granted under the 2016 Plan and the 2010 Incentive Compensation Plan, or 2010 Plan. Accelerated vesting in such circumstances is at the Board’s sole discretion. Under the standard terms of the awards of options, restricted stock and RSUs granted under these plans, unvested amounts are forfeited if the grantee’s employment or business relationship with Bruker is terminated for any reason, other than in the event of death or disability.

29	Bruker Proxy Statement 2025

Section 162(m) Limitations

Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, or the Code, limits the tax deductibility by a corporation of compensation in excess of $1,000,000 paid for any year to certain “covered employees.” Covered employees generally include our Named Executive Officers.

The Compensation Committee and management consider the accounting and tax effects of various compensation elements when designing our annual incentive and equity compensation plans and making other compensation decisions. Although we have considered the impact of Section 162(m) when designing our executive compensation programs and incentive plans, tax deductibility is not a primary consideration in setting compensation and is secondary to meeting the overall objectives of the executive compensation program. The Compensation Committee will continue to monitor the compensation levels potentially payable under our compensation programs and intends to retain the flexibility necessary to provide total compensation in line with competitive practice and our compensation philosophy, even if such compensation is not deductible under Section 162(m).

Accounting rules require us to record cash compensation as an expense at the time the obligation is incurred. Additionally, we follow Financial Accounting Standards Board ASC Topic 718 for our stock-based compensation awards. In accordance with ASC Topic 718, stock-based compensation cost is measured at the grant date, based on the estimated fair value of the awards using a variety of assumptions. This calculation is performed for accounting purposes and, as applicable, reported in the compensation tables, even though recipients may never realize any value from their awards. We record this expense on an ongoing basis over the requisite employee service period.

Stock Ownership Guidelines

We have adopted stock ownership guidelines that apply to our directors and executive officers based on the Board’s determination of appropriate share ownership levels as follows:

Position	Ownership Requirement
Chief Executive Officer	5x annual base salary
Executive Officers	2x annual base salary
Non-Employee Directors	5x annual retainer

All Common Stock held directly or indirectly by the directors and executive officers as well as unvested RSUs are included for purposes of calculating stock ownership under the guidelines. Our directors and executive officers have five years from the date the guidelines were adopted in November 2019 or the date they joined Bruker to attain the minimum ownership necessary to comply with the guidelines. If an individual becomes subject to a greater ownership amount due to promotion or an increase in base salary or annual retainer, the individual has three additional years to attain the minimum ownership necessary to comply with the new guidelines.

Individuals must hold 50% of the shares delivered to them pursuant to an exercise of stock options or the vesting of RSUs (in each case net of any taxes owed) until the applicable minimum ownership requirement is met.

All directors and executive officers have met their ownership guidelines and continue to accumulate and hold shares consistent with the guidelines.

Compensation Recovery/Clawback Policy

Consistent with the Dodd-Frank Wall Street Reform Act and Protection Act of 2010, our Clawback Policy implements the mandatory recoupment of incentive-based compensation received by an executive officer in the event of an accounting restatement in compliance with the applicable rules of the Nasdaq Stock Market. Such a recoupment would be triggered in the event Bruker is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under securities law, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The Clawback Policy applies to Section 16 officers, and the Bruker Board of Directors does not have discretion in whether affected compensation must be recouped.

Insider Trading Policies and Procedures

We have adopted an insider trading policy and procedures governing the purchase, sale, and/or other dispositions of our securities (the “Insider Trading Policy”) that applies to all directors, officers, employees, consultants, contractors of the Company and its subsidiaries, as well as the Company itself. We believe that the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations with respect to the purchase, sale and/or other dispositions of the Company's securities, as well as any listing standards, rules and regulations applicable to us. A copy of the Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.

Bruker Proxy Statement 2025	30

Equity Award Grant Practices

The Compensation Committee reviews and approves individual equity grants for the named executive officers and Directors, as well as the total number of shares underlying grants made to all employees. The annual equity grants typically are reviewed and approved at the Compensation Committee’s regular meeting during the third quarter of the fiscal year, although sign-on equity awards are generally approved by the Compensation Committee at the time an executive officer commences employment with Bruker. The grant date for the annual equity grants is the date of the Compensation Committee meeting at which they are approved. Administration of equity awards is managed by the Company’s human resources department with specific instructions related to the timing of grants given by the Compensation Committee. The Committee does not take material nonpublic information into account when determining the timing and terms of equity awards. Similarly, we do not time the release of material, non-public information based on equity award grant dates, vesting events, or sale events.

The following table presents information regarding stock options issued to our NEOs in fiscal year 2024 during any period beginning four days before the filing of a periodic report or current report disclosing material, non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Name	Grant Date	Number of securities underlying the awards (#)	Exercise price of the award ($/Sh)	Grant date fair value of the award(s)

Percentage change in the
closing price of the
securities underlying the
award between the
trading day ending
immediately prior to the
disclosure of material
nonpublic information
and the trading day
beginning immediately
following the disclosure
of material, nonpublic
information (1)

Dr. Laukien	8/9/2024	77,255	68.20	1,583,024	0.35%
Mr. Herman	8/9/2024	13,742	68.20	309,805	0.35%
Dr. Busse	8/9/2024	5,486	62.00	123,679	0.35%
Dr. Munch	8/9/2024	13,666	62.00	308,092	0.35%
Mr. Srega (2)	8/9/2024	15,407	62.00	187,500	0.35%
(1)
On August 6, 2024, the Company filed a Form 8-K to disclose the issuance of the press release announcing financial results as of and for the three and six months ended June 30, 2024. On August 7, 2024, the Company filed a Form 8-K to disclose the departure of Philip Ma from the Board of Directors. On August 9, 2024, the Company filed the quarterly report on Form 10-Q for the second quarter of 2024.
(2)
Pursuant to Mr. Srega’s MDE Contract, for retention purposes Mr. Srega was awarded larger than typical long-term incentive equity awards in each of 2020, 2021, 2023 and 2024. Portions of the grants were allocated to performance in 2022 and are expected to be allocated to performance in 2025, 2026, and 2027. Accordingly, in 2022, Mr. Srega’s long-term incentive equity award was relatively lower than typical to take the larger awards expected to be granted into account. Similarly, the 2025, 2026, and 2027 grants are also planned to be relatively lower than typical to take the larger awards into account. The amount shown in this table represents the derived annualized amount for Mr. Srega's awards.

Policies on Hedging and Pledging of Shares

Consistent with the Dodd-Frank Wall Street Reform Act and Consumer Protection Act of 2010, or the Dodd-Frank Act, our Insider Trading Policy prohibits all Board members and employees, including executive officers, from engaging in hedging or monetization transactions to lock in the value of that person’s holdings of our securities, or hedging. For this purpose, “hedging” includes the purchase of financial instruments (such as prepaid variable forward contracts, equity swaps, collars and exchange funds), which may allow a person to continue to own our securities obtained as equity compensation or otherwise, but without the full risks and rewards of ownership.

Additionally, Board members and executive officers are prohibited from entering into any transactions that result in pledging, or using as collateral, our securities in order to secure personal loans or other obligations, including purchasing our stock on margin or holding our stock in a margin account.

Foreign Currency Policy

Assets and liabilities of the Company’s foreign subsidiaries, where the functional currency is not the U.S. dollar, are translated into U.S. Dollars using the current exchange rate as of the consolidated balance sheet date and shareholders’ equity is translated using historical rates. Revenues and expenses of foreign subsidiaries are translated at the average exchange rates in effect during the year. For further information on the Company's foreign currency policy refer to Note 2 of the 2024 audited financial statements included in the Annual Report on Form 10-K filed with the SEC on March 3, 2025. Any non-U.S. Dollar amounts have been converted to U.S. Dollars using the applicable conversion rates disclosed in the Summary Compensation Table located on page 33 of this Proxy Statement.

31	Bruker Proxy Statement 2025

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, promulgated under the Securities Act of 1933, as amended, or the “Securities Act”. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement on Schedule 14A.

This report is not soliciting material, is not deemed to be filed with the SEC and is not to be incorporated by reference in any filing of Bruker under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

This report has been furnished by the Compensation Committee of the Board of Directors.

Bonnie H. Anderson, Chair

Cynthia M. Friend

Richard A. Packer

Hermann F. Requardt, PhD.

Bruker Proxy Statement 2025	32

SUMMARY OF EXECUTIVE COMPENSATION

The following table summarizes the compensation earned by our named executive officers for the years ended December 31, 2024, 2023 and 2022.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards(1) ($)		Option Awards(2) ($)		Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation(4) ($)		Total ($)
Frank H. Laukien, Ph.D.	2024	965,720	—		1,755,034		1,583,024		1,187,562	—	35,964		5,527,304
Chairman, President and Chief	2023	926,096	—		2,555,868		770,552		1,572,146	—	34,099		5,858,761
Executive Officer	2022	873,265	—		2,481,426		759,972		906,371	—	36,161		5,057,195

Gerald N. Herman	2024	635,385	—		936,572		309,805		387,476	—	19,032		2,288,269
Executive Vice President and Chief	2023	603,538	—		807,347		268,526		506,969	—	17,922		2,204,302
Financial Officer	2022	570,982	—		776,302		264,276		270,588	—	16,518		1,898,666

Falko Busse, Ph.D. President,	2024	502,761	—		373,860		123,679		328,509	—	136,223		1,465,032
Bruker BioSpin Group(5)	2023	468,944	—		300,300		99,889		342,657	—	133,576		1,345,365
	2022	425,800	—		288,796		98,307		220,292	—	117,245		1,150,440

Mark R. Munch, Ph.D.	2024	728,228	300,000	[7]	931,364	[8]	308,092		345,782	—	28,642		2,642,108
Executive Vice President & President,	2023	689,939	451,500		823,404		273,840		459,363	—	28,475		2,726,522
Bruker NANO Group	2022	648,298	400,000		791,740		269,526		363,676	—	27,989		2,501,229

Juergen W. Srega President,	2024	477,485	1,515	[9]	562,500	[10]	187,500	[10]	200,596	—	92,684	[11]	1,522,279
Bruker CALID Group(6)	2023	452,530	—		472,545		157,502		300,996	—	88,663	[11]	1,472,236
	2022	413,888	—		472,564		160,865		143,164	—	89,939	[11]	1,280,420

(1)
The amounts in this column reflect the grant date fair value of awards of RSUs, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The actual amount realized by the named executive officer will vary based on several factors, including our performance, stock price fluctuations and applicable vesting. Dividends are paid on all shares of stock at the standard rate as approved by our Board of Directors.
(2)
The amounts in this column reflect the grant date fair value of stock option awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Assumptions used in the calculations of these amounts may be found in Note 2 to our 2024 audited financial statements included in our Annual Report on Form 10-K filed with the SEC on March 3, 2025. The actual amount realized by the named executive officer will vary based on several factors, including our performance, stock price fluctuations and applicable vesting.
(3)
Non-Equity Incentive Plan Compensation for all executives is calculated using a prorated bonus target, which reflects the changes in base pay and incentive targets implemented during the fiscal year. Merit increases that were effective April 1, 2024, increased the base and target incentive for the remainder of 2024.
(4)
Reflects matching contributions made under our 401(k) plan, automobile allowance, dividend equivalent units paid, and/or pension contributions for each of our named executive officers in 2024.

Name	Matching Contributions 401(k) Plan 2024 ($)	Automobile Costs/ Allowance 2024 ($)	Dividends Paid on Vested RSUs 2024 ($)	Other 2024 ($)	Pension Contributions 2024 ($)
Frank H. Laukien	13,800	—	22,164	—	—
Gerald N. Herman	13,800	—	5,232	—	—
Falko Busse	—	33,821	2,131	—	103,271
Mark R. Munch	13,800	8,400	6,442	—	—
Juergen W. Srega	—	11,192	6,440	—	75,052

33	Bruker Proxy Statement 2025

(5)
The amounts reflected for 2024 compensation, other than amounts reported under the headings “Stock Awards”, “Option Awards”, and “Non-Equity Incentive Plan Awards”, are based on actual payments in Swiss francs converted to U.S. dollars at a conversion rate of CHF 1.0 =$1.136, which represents the 2024 average midpoint rate. The amounts reflected under the heading “Non-Equity Incentive Plan Awards” are converted from Swiss francs to U.S. dollars at a conversion rate equal to the midpoint rate on the date of approval by the Compensation Committee of CHF 1.0 =$1.107. In addition to the annual equity award, Mr. Busse received a special recognition grant of $50,000 for outstanding performance relating to an acquisition.
(6)
The amounts reflected for 2024 compensation, other than amounts reported under the headings “Stock Awards”, “Option Awards”, and “Non-Equity Incentive Plan Awards”, are based on actual payments in euros converted to U.S. dollars at a conversion rate of €1.0 =$1.082, which represents the 2024 average midpoint rate. The amounts reflected under the heading “Non-Equity Incentive Plan Awards” are converted from euros to U.S. dollars at a conversion rate equal to the midpoint rate on the date of approval by the Compensation Committee of €1.0=$1.045.
(7)
Amount includes an additional cash compensation payment to Dr. Munch of $300,000 in connection with his role as CEO of the Company’s majority-owned startup company, Acuity Spatial Genomics, earned in 2024 and paid in 2025.
(8)
In addition to the annual equity award, Mr. Munch received a special recognition grant of $100,000 for outstanding performance relating to an acquisition.
(9)
The amount reflects a payment that was part of an inflation support program provided to all Bruker Daltonics GmbH & Co.KG employees, converted to USD using €1.0 =$1.082, which represents the 2024 average midpoint rate.
(10)
Pursuant to Mr. Srega’s MDE Contract, for retention purposes Mr. Srega was awarded larger than typical long-term incentive equity awards in each of 2020, 2021, 2023 and 2024. Portions of the grants were allocated to performance in 2022 and are expected to be allocated to performance in 2025, 2026, and 2027. Accordingly, in 2022, Mr. Srega’s long-term incentive equity award was relatively lower than typical to take the larger awards expected to be granted into account. Similarly, the 2025, 2026, and 2027 grants are also planned to be relatively lower than typical to take the larger awards into account. The amount shown in this table represents the derived annualized amount for Mr. Srega's awards. In addition to the annual equity award, Mr. Srega received a special recognition grant of $100,000 for outstanding performance relating to an acquisition.
(11)
Starting in 2020, the pension scheme no longer had a cap on Company contributions and therefore Mr. Srega stopped contributing to his pension at that time. Due to scrivener's error, the amount for "All other compensation" in this table was under-reported for the years 2020 through 2023 by approximately $3,000 for each year.

2024 Grants of Plan-Based Awards

The following table sets forth certain information with respect to individual grants of plan-based awards to our named executive officers during the year ended December 31, 2024.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Type (1)	Grant Date	Threshold ($)(2)	Target ($)(2)	Maximum ($)(2)
	ICP	N/A	—	1,367,176	2,426,737
Frank H. Laukien	RSU	8/9/2024				28,307			1,755,034
	OPT	8/9/2024					77,255	68.20	1,583,024
	ICP	N/A	—	450,964	800,461
Gerald N. Herman	RSU	8/9/2024				15,106			936,572
	OPT	8/9/2024					13,742	68.20	309,805
	ICP	N/A	—	305,291	541,892
Falko Busse	RSU	8/9/2024				6,030			373,860
	OPT	8/9/2024					5,486	62.00	123,679
	ICP	N/A	—	479,941	851,895
Mark R. Munch	RSU	8/9/2024				15,022			931,364
	OPT	8/9/2024					13,666	62.00	308,092
	ICP	N/A	—	314,105	557,536
Juergen W. Srega(4)	RSU	8/9/2024				9,073			562,500
	OPT	8/9/2024					8,319	62.00	187,500

(1)
The type of awards are as follows: ICP = Incentive Compensation Plan, RSU = Restricted Stock Units, OPT = Stock Options.
(2)
Represents estimated possible payouts on the grant date for annual cash incentive bonus awards granted for 2024 performance under the 2024 cash incentive bonus plans of our named executive officers. Any non-U.S. Dollar amounts have been converted

Bruker Proxy Statement 2025	34

to U.S. Dollars using the applicable conversion rates disclosed in the Summary Compensation Table located on page 33 of this Proxy Statement.
(3)
Represents the grant date fair value of RSU and stock option awards granted under our 2016 Plan, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Assumptions used in the calculations of these amounts may be found in Note 2 to our 2024 audited financial statements included in our Annual Report on Form 10-K filed with the SEC on March 3, 2025. Stock option and RSU awards vest in equal annual installments on the first, second, third and fourth anniversaries of the grant date. Stock option awards are exercisable upon vesting at a price equal to the closing price of our Common Stock on the date of the grant for Mr. Munch, Dr. Busse and Mr. Srega. Dr. Laukien and Mr. Herman's stock option awards are exercisable upon vesting at a price equal to 110% of the closing price of our Common Stock on the date of the grant. Stock Option award grants expire on the tenth anniversary of the grant date, except for Dr. Laukien, which expires on the fifth anniversary of the grant date.
(4)
Pursuant to Mr. Srega’s MDE Contract, for retention purposes Mr. Srega was awarded larger than typical long-term incentive equity awards in each of 2020, 2021, 2023 and 2024. Portions of the grants were allocated to performance in 2022 and are expected to be allocated to performance in 2025, 2026, and 2027. Accordingly, in 2022, Mr. Srega’s long-term incentive equity award was relatively lower than typical to take the larger awards expected to be granted into account. Similarly, the 2025, 2026, and 2027 grants are also planned to be relatively lower than typical to take the larger awards into account. The amount shown in this table represents the derived annualized amount for Mr. Srega's awards.

35	Bruker Proxy Statement 2025

Outstanding Equity Awards at December 31, 2024

The following table provides information concerning outstanding equity-based plan awards, including unexercised options and stock that has not vested, for each of our named executive officers as of the end of 2024.

	Option Awards						Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price($)	Option Expiration Date	Stock Award Grant Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)(1)
Frank H. Laukien	8/06/2020	14,717	—		47.85	8/06/2025
	8/05/2021	27,786	9,262	(2)	89.45	8/5/2026
	8/11/2022	20,274	20,276	(3)	68.20	8/11/2027
	8/10/2023	8,836	26,513	(4)	72.99	8/10/2028
	8/09/2024	—	77,255	(5)	68.20	8/09/2029
							8/05/2021	7,407	(6)	434,198
							8/11/2022	20,012	(7)	1,173,103
							8/10/2023	28,891	(8)	1,693,590
							8/09/2024	28,307	(9)	1,659,356

Gerald N. Herman
	12/01/2016	8,004	—		22.51	12/01/2026
	8/09/2018	11,594	—		34.02	8/09/2028
	8/08/2019	11,344	—		41.95	8/08/2029
	8/06/2020	13,599	—		43.50	8/06/2030
	8/05/2021	7,363	2,455	(2)	81.32	8/05/2031
	8/11/2022	6,342	6,344	(3)	62.00	8/11/2032
	8/10/2023	2,791	8,376	(4)	66.35	8/10/2033
	8/09/2024	—	13,742	(5)	68.20	8/09/2034
							8/05/2021	1,963	(6)	115,071
							8/11/2022	6,261	(7)	367,020
							8/10/2023	9,126	(8)	534,966
Falko Busse							8/09/2024	15,106	(9)	885,514
	8/06/2020	5,828	—		43.50	8/06/2030
	8/05/2021	3,114	1,039	(2)	81.32	8/05/2031
	8/11/2022	2,359	2,360	(3)	62.00	8/11/2032
	8/10/2023	1,038	3,116	(4)	66.35	8/10/2033
	8/09/2024	—	5,486	(5)	62.00	8/9/2034
							8/05/2021	831	(6)	48,713
							8/11/2022	2,330	(7)	136,585
							8/10/2023	3,395	(8)	199,015
							8/09/2024	6,030	(9)	353,479
Mark R. Munch
	10/04/2016	58,843	—		22.19	10/04/2026
	8/10/2017	26,682	—		27.07	8/10/2027
	8/09/2018	22,695	—		34.02	8/09/2028
	8/08/2019	19,924	—		41.95	8/08/2029
	8/06/2020	19,329	—		43.50	8/06/2030
	8/05/2021	8,865	2,956	(2)	81.32	8/05/2031
	8/11/2022	6,468	6,470	(3)	62.00	8/11/2032
	8/10/2023	2,847	8,541	(4)	66.35	8/10/2033
	8/09/2024	—	13,666	(5)	62.00	8/09/2034
							8/05/2021	2,364	(6)	138,578
							8/11/2022	6,386	(7)	374,347
							8/10/2023	9,308	(8)	545,635
							8/09/2024	15,022	(9)	880,590
Juergen W. Srega
	8/10/2017	17,635	—		27.07	8/10/2027
	8/09/2018	14,801	—		34.02	8/09/2028
	8/08/2019	12,994	—		41.95	8/08/2029
	8/06/2020	24,478	—		43.50	8/06/2030
	8/05/2021	10,900	3,634	(2)	81.32	8/05/2031
	8/10/2023	3,371	10,114	(4)	66.35	8/10/2033
	8/09/2024	—	15,407	(5)	62.00	8/09/2034
							8/05/2021	2,906	(6)	170,350
							8/10/2023	11,022	(8)	646,110
							8/09/2024	16,936	(9)	992,788

(1)
The amounts in this column were calculated by multiplying $58.62, the closing price of our Common Stock on the Nasdaq Global Select Market as of December 31, 2024, by the number of unvested shares.
(2)
The options become exercisable in equal annual installments on the anniversary of the grant date in 2025.

Bruker Proxy Statement 2025	36

(3)
The options become exercisable in equal annual installments on the anniversary of the grant date in 2025 and 2026.
(4)
The options become exercisable in equal annual installments on the anniversary of the grant date in 2025, 2026 and 2027.
(5)
The options become exercisable in equal annual installments on the anniversary of the grant date in 2025, 2026, 2027 and 2028.
(6)
The unvested RSUs vest in equal annual installments on the anniversary of the grant date in 2025.
(7)
The unvested RSUs vest in equal annual installments on the anniversary of the grant date in 2025 and 2026.
(8)
The unvested RSUs vest in equal annual installments on the anniversary of the grant date in 2025, 2026 and 2027.
(9)
The unvested RSUs vest in equal annual installments on the anniversary of the grant date in 2025, 2026, 2027 and 2028.

2024 Option Exercises and Stock Vested

The following table provides information regarding the number of shares acquired by our named executive officers upon the exercise of options or vesting of restricted stock awards and RSUs and the value realized at that time before payment of any applicable withholding taxes and brokerage commission.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting($)(2)
Frank H. Laukien	—	—	40,105	2,468,982
Gerald N. Herman	—	—	11,153	685,240
Falko Busse	28,122	1,692,835	4,419	271,837
Mark R. Munch	—	—	12,946	797,033
Juergen Srega	—	—	12,011	744,223

(1)
Represents the difference between the exercise price of the options exercised and the closing price of the Common Stock as of the date of exercise.
(2)
Represents the aggregate value of shares vested in 2024 based on the closing price of the Common Stock as of the date of vesting or, if the Nasdaq Global Select Market was closed on such date, the next trading date thereafter. As of December 31, 2024, our named executive officers held all of the shares reported as acquired upon vesting of restricted stock units in 2024, except as follows: 19,393 shares, with an aggregate value of $1,193,891, reported as acquired by Dr. Laukien were withheld to satisfy tax withholding obligations upon vesting, 4,103 shares, with an aggregate value of $251,423 reported as acquired by Mr. Herman were withheld to satisfy tax withholding obligations upon vesting, and 6,351 shares, with an aggregate value of $390,587, reported as acquired by Dr. Munch were withheld to satisfy tax withholding obligations upon vesting.

Pension Benefits

Swiss Pension Plan. As an employee of our BioSpin AG subsidiary in Switzerland, Dr. Busse is eligible to participate in a defined benefit plan available to all employees of our subsidiaries in Switzerland, which we refer to as the Swiss Pension Plan. Dr. Busse participates in the plan on the same terms and conditions as all other Swiss employees and does not receive any additional supplemental executive pension contributions. The Swiss Pension Plan is a cash balance-based pension arrangement, under which we contribute an annual amount based on a percentage of salary and bonus and the participant’s age. Employees may also make contributions based on a percentage of salary and bonus and age. Additionally, participants are allocated annual savings and interest credits based on age and account value, respectively. Payments to participants are based on accumulated capital in the participant’s plan account and may be taken as a lump sum or annuity at normal retirement, beginning at age 65. Participants may also elect to receive a reduced benefit beginning at age 58 in the event of early retirement. In the event of premature death and disability, the Swiss Pension Plan also provides for payments in the form of an annuity based on a percentage of the participant’s salary or as a lump sum based on accumulated plan account assets.

Retirement Plan for Mr. Srega. A personal pension scheme established for Mr. Srega’s benefit, which was in part carried forward from his former employer, is funded by contributions made by Bruker Daltonik GmbH and voluntary contributions by Mr. Srega, if any, during the term of his employment. The personal pension scheme has three components: a contribution-based plan of Bruker Daltonik GmbH, or the Bruker Daltonik Plan; a pension fund guarantee, or the Guarantee Plan; and a cash value life insurance policy. The Bruker Daltonik Plan provides for monthly Company contributions in the amount of €5,780 (approximately $6,254 per month or $75,052 per year) and a lifetime monthly retirement benefit based on the value of accumulated capital beginning at age 67 or a lump-sum payment. In the event of termination of employment or death prior to age 67, the Bruker Daltonik Plan provides for a reduced benefit to be determined based on the cash assets of the plan at such time. The Guarantee Plan provides an inflation hedge and an additional monthly retirement benefit, commencing December 1, 2019, with an annually increasing benefit based on Guarantee Plan earnings or, at Mr. Srega’s election, a lump-sum payment. The Guarantee Plan is funded by annual Company contributions during the term of employment in amounts which increase annually by the same percentage as the upper earnings limit established under German law for pension insurance contributions.

37	Bruker Proxy Statement 2025

Information about our contributions to the Swiss Pension Plan in which Dr. Busse is a participant and the personal pension scheme of Mr. Srega is provided in the Summary Compensation Table above under the column entitled “All Other Compensation” and the related footnotes.

2024 Pension Benefits Table

The following table provides information about the benefits provided for Dr. Busse under the Swiss Pension Plan.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(2)
Falko Busse(1)	Swiss Pension Plan	6.67	1,128,289

(1)
The number of years of credited service is equal to Dr. Busse’s length of service as Bruker BioSpin Group President.
(2)
Any non-U.S. Dollar amounts have been converted to U.S. Dollars using the applicable conversion rates disclosed in the Summary Compensation Table located on page 33 of this Proxy Statement.

In 2024, Dr. Busse made contributions to the Swiss Pension Plan of $86,170 which amount is included in the “Salary” column of the Summary Compensation Table. During 2024, Dr. Busse did not make any additional voluntary contribution to the Swiss Pension Plan, nor did he receive any benefits. Company contributions in 2024 for the benefit of Dr. Busse totaled $100,279. For the year ended December 31, 2024, the effect of a plan amendment, which was effective December 31, 2024, and change in the measurement date on the present value of the accumulated benefit obligation was $75,175. The present value of accumulated benefit is calculated using the methodology and assumptions under Accounting Standards Codification Topic 715: Compensation—Retirement Benefits for the fiscal year-end measurement (as of December 31, 2024). The present value is based on a discount rate of 1.0%, an expected interest rate on the account balance of 1.25%, an expected rate of compensation increase of 2.0%, and the BVG 2020 Generational mortality tables.

2024 Non-Qualified Deferred Compensation Table

The following table provides information about 2024 activity relating to the personal pension scheme established for Mr. Srega.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Balance at Last Fiscal Year-End ($)
Juergen Srega	—	75,052	104,180	993,852

(1)
The reported amount is included in the “All Other Compensation” column in the Summary Compensation Table. Any non-U.S. Dollar amounts have been converted to U.S. Dollars using the applicable conversion rates disclosed in the Summary Compensation Table located on page 33 of this Proxy Statement.
(2)
The reported amount includes earnings attributable to plan assets amounts contributed by Mr. Srega and Mr. Srega’s former employer, which amounts were carried forward into the personal pension scheme following commencement of Mr. Srega’s employment in 2013. The reported amount also reflects the impact of changes in exchange rates and currency translation from euros to U.S. dollars. Aggregate earnings in local currency were 0 euros, or approximately $0 USD.

There were no withdrawals or distributions from Mr. Srega’s personal pension scheme during 2024. Further information on the personal pension scheme established for Mr. Srega is included above under the heading “Pension Benefits—Retirement Plan for Mr. Srega.

Bruker Proxy Statement 2025	38

Securities Authorized For Issuance Under Equity Compensation Plans

The following table summarizes information regarding securities authorized for issuance under our equity compensation plans as of December 31, 2024:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	1,739,931	$55.06	5,038,453
Equity compensation plans not approved by security holders	N/A	N/A	N/A
	1,739,931	$55.06	5,038,453
(1)
The 2016 Plan was approved by our stockholders in May 2016. The 2016 Plan has a term of 10 years and provides for the issuance of up to 9,500,000 shares of our Common Stock.

Potential Payments upon Termination or Change-in-Control

The following information describes and quantifies certain compensation and benefits that would have been payable under existing agreements, plans, and arrangements if the named executive officer’s employment had terminated on December 31, 2024, given his compensation and service levels as of that date. These benefits are in addition to the benefits to which the named executive officer was already entitled or in which he was vested as of such date, as well as certain benefits that are generally available to salaried employees. Due to the number of factors that affect the nature and amount of the compensation and benefits potentially payable upon the events described below, any amounts actually paid or distributed may be different than those shown in the table. Factors that could affect these amounts include the nature of or basis for such termination, the timing during the year of any such event, whether and when a named executive officer decides to exercise stock options and our stock price on that date and the exercise of discretion by the Board or Compensation Committee regarding the payment of compensation and benefits.

Severance Benefits. The cash severance benefits contained in the employment agreements for Mr. Srega and Dr. Busse, and the amounts each would be paid in connection with a termination of employment within six months of a change in voting control of Bruker are described in the Compensation Discussion and Analysis section of this Proxy Statement under the heading “Employment Contracts, Termination of Employment and Change in Control Arrangements.” Other than as contained in such agreements, we do not have arrangements with any of our other named executive officers, including Dr. Laukien, Mr. Herman and Dr. Munch, which provide cash severance benefits in the event of termination of employment or a change in control of Bruker.

Equity Awards. The unvested equity awards held by each of the named executive officers as of December 31, 2024, are described above in the 2024 Outstanding Equity Awards table. Each of the stock option and restricted stock awards granted prior to May 20, 2016, were granted pursuant to our 2010 Plan. Each of the equity-based awards granted on or after May 20, 2016, were granted pursuant to our 2016 Plan. In accordance with the terms of the 2010 Plan and the 2016 Plan and our related award agreements, except as noted below, no accelerated vesting of stock options, RSUs or restricted stock awards would have occurred as of December 31, 2024 in the event of a voluntary termination by a named executive officer or an involuntary termination by us, whether with or without cause. Generally, upon termination of employment, (a) any unvested restricted stock is forfeited and (b) the participant has a period of 90 days from termination to exercise any vested option awards (or, if earlier, until the option expiration date). However, in the event of termination for cause, including as a result of dishonesty with respect to Bruker or any of our affiliates, breach of fiduciary duty, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, material failure or refusal to comply with our published policies generally applicable to all employees or conduct materially harmful to the business of Bruker or any of our affiliates, all vested and unexercised options and unvested RSU or restricted stock awards are forfeited immediately upon termination. Additionally, in the event of death or disability of a plan participant, including any named executive officer, (a) any unvested RSUs or restricted stock awards will become vested and (b) all vested stock options will remain exercisable for a period of 90 days following such event (or, if earlier, until the stock option expiration date).

The Compensation Committee has discretion to revise or amend outstanding equity awards and may, at its discretion, accelerate vesting of any unvested option, RSU or stock awards, including in connection with a “Change in Control” of Bruker, as defined in our 2010 Plan or 2016 Plan, as applicable. Under these plans, a “Change in Control” occurs if: (a) within one year of any merger, consolidation, sale of a substantial part of our assets, or contested election, the persons who were directors of Bruker immediately before such transaction cease to constitute a majority of the Board of Bruker or a successor to Bruker; (b) if, as a result of any such transaction, we do not survive as an entity, or our shares are changed into the shares of another corporation unless the stockholders of Bruker immediately prior to the transaction own a majority of the outstanding shares of such other corporation immediately following the transaction; (c) any person or group who owned less than 20% of our outstanding Common Stock at the time of adoption of the 2010 Plan or 2016 Plan, as applicable, acquires ownership of fifty percent or more of our outstanding

39	Bruker Proxy Statement 2025

Common Stock; (d) the dissolution or liquidation of Bruker is approved by its stockholders; or (e) the members of the Board as of the adoption dates of the 2010 Plan or 2016 Plan cease to represent at least two thirds of the Board, subject to certain exceptions.

Additionally, with respect to awards granted pursuant to the 2016 Plan, in the event of a Change in Control, if (a) an award is assumed or continued (including through conversion or substitution for a substantially similar award of the successor) and, within twenty four (24) months following the Change in Control (or such shorter period as specified in the applicable award agreement), the executive officer’s employment is terminated without cause or is voluntarily terminated for good reason, or a double trigger provision, or (b) an award is not assumed or continued, any then outstanding awards of stock options will vest and become fully exercisable and any outstanding unvested awards of RSUs that are not performance-based will be treated as vested.

The values of (i) unvested, in-the-money stock options that would have been received by each of the named executive officers in the event of acceleration upon a Change in Control, assuming the Change in Control was effective December 31, 2024 and (ii) unvested restricted stock that would have been received by each of the named executive officers in the event (a) of acceleration upon a Change in Control, assuming the Change in Control was effective December 31, 2024 or (b) of the death or disability of the respective named executive officer are set forth in the following table. All calculations are based on a price per share equal to the Nasdaq closing price of $58.62 per share on December 31, 2024.

Name	Unvested In-the- Money Stock Options ($)	Unvested Restricted Stock Units ($)
Frank H. Laukien	—	4,960,249
Gerald N. Herman	—	1,902,571
Falko Busse	—	737,791
Mark R. Munch	—	1,939,150
Juergen W. Srega	—	1,809,248

Retirement Plans. The retirement plans provided for Mr. Srega and Dr. Busse are described under the heading “Pension Benefits” above.

In the event of termination of employment as of December 31, 2024, by reason of death, Mr. Srega’s beneficiary would have been entitled to receive an estimated lump-sum payment of $868,707, which amount is payable in euros.

In the event of termination of employment as of December 31, 2024, other than for reason of death or disability, Dr. Busse would have been entitled to receive a lump-sum payment in the amount of $881,731. In the event of disability as of December 31, 2024, Dr. Busse would have been entitled to receive an annual disability pension in the amount of $394,872. In the event of death as of December 31, 2024, Dr. Busse’s spouse would have been entitled to annual survivor benefits of $236,923.

Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are providing the following disclosure about the ratio of the annual total compensation of Dr. Laukien, our Chairman, President and Chief Executive Officer, to the annual total compensation of our median employee.

For 2024, the annual total compensation of our median employee was $75,208. The 2024 annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table included in this Proxy Statement, was $5,527,304. Based on this information, the ratio of our Chief Executive Officer’s annual total compensation to the annual total compensation of our median employee in 2024 was 73 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For purposes of reporting annual total compensation and the ratio of annual total compensation of the Chief Executive Officer to the median employee, both the Chief Executive Officer and median employee’s annual total compensation were calculated consistent with the disclosure requirements of executive compensation under the Summary Compensation Table.

To identify the median employee, we examined the 2024 target total cash compensation, including annualized base salaries plus target performance bonus, incentive pay and commissions, for all individuals, excluding our Chief Executive Officer, who were employed by us as of October 31, 2024, as reflected in our payroll records, and whose payroll data was maintained in our primary payroll software, which consists of the significant majority of our worldwide workforce, and depicts a reasonable basis for determining median employee compensation. In accordance with Item 402(u) and instructions thereto, we included all 10,025 full-time, part-time, temporary and seasonal employees as of such date. We selected target total cash compensation for all employees as a consistently applied compensation measure because we do not widely distribute annual equity awards to employees and because we believe that this measure reasonably reflects the total annual compensation of our employees. For purposes of calculating the target total cash compensation of our non-U.S. employees, we converted local currencies at the applicable 2024 average exchange rates as of October 31, 2024.

Bruker Proxy Statement 2025	40

Pay Versus Performance Disclosure

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Act, we provide the following disclosure regarding executive compensation for our principal executive officer, or the PEO, and Non-PEO named executive officers, or the Non-PEO NEOs, and Company performance for the fiscal years listed below.

					Value of Initial Fixed $100 Investment Based on: (4)
Fiscal Year	Summary Compensation Table Total for Frank H. Laukien, Ph.D.(1) ($)	Compensation Actually Paid to Frank H. Laukien, Ph.D. (1),(2),(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (1) ($)	Average Compensation Actually Paid to Non-PEO NEOs (1),(2),(3) ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)	Net Income ($ Millions)	Non- GAAP Diluted EPS (5)
2024	5,527,304	3,201,715	1,979,422	1,446,957	116.73	93.96	113.8	$2.41
2023	5,858,761	6,267,895	1,937,106	2,094,178	145.89	100.00	428.5	$2.58
2022	5,057,195	1,862,866	1,707,689	791,613	135.30	112.96	298.5	$2.34
2021	5,594,539	14,300,157	1,966,675	3,821,804	165.58	169.92	280.6	$2.10
2020	4,081,963	5,086,157	1,464,473	1,745,100	106.58	134.62	161.4	$1.35

(1)
Frank H. Laukien, Ph.D. was our PEO for each year presented. Gerald N. Herman, Mark R. Munch, Ph.D., Juergen W. Srega and Falko Busse, Ph.D. were the Non-PEO NEOs for each year presented.
(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table. Amounts in the "Average Exclusion of Change in Pension Value for Non-PEO NEOs" column reflect the amounts attributable to the Change in Pension Value reported in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column presented in the Summary Compensation Table. Amounts in the "Average Inclusion of Pension Service Cost for Non-PEO NEOs” are based on the service cost for services rendered during the listed year and amounts in the “Average Inclusion for Prior Service Cost for Non-PEO NEOs” are based on the cost of pension benefits resulting from a plan amendment or initiation during 2024.

Fiscal Year	Summary Compensation Table Total for Frank H. Laukien, Ph.D. ($)	Exclusion of Stock Awards and Option Awards for Frank H. Laukien, Ph.D. ($)	Inclusion of Equity Values for Frank H. Laukien, Ph.D. ($)	Compensation Actually Paid to Frank H. Laukien, Ph.D. ($)
2024	5,527,304	(3,338,058)	1,012,469	3,201,715
2023	5,858,761	(3,326,420)	3,735,554	6,267,895
2022	5,057,195	(3,241,398)	47,069	1,862,866
2021	5,594,539	(3,158,589)	11,864,207	14,300,157
2020	4,081,963	(2,931,204)	3,935,398	5,086,157

Fiscal Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Change in Pension Value for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Pension Service Cost for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	1,979,422	—	(933,343)	72,139	328,739	1,446,957
2023	1,937,106	—	(800,838)	33,978	874,423	2,094,178
2022	1,707,689	—	(780,594)	22,580	(158,062)	791,613
2021	1,966,675	—	(887,070)	25,527	2,716,672	3,821,804
2020	1,464,473	—	(813,899)	35,553	1,058,973	1,745,100

41	Bruker Proxy Statement 2025

The amounts in the Inclusion of Equity Values columns in the tables above are derived from the amounts set forth in the following tables:

Fiscal Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Frank H. Laukien, Ph.D. ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Frank H. Laukien, Ph.D. ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Frank H. Laukien, Ph.D. ($)	Total - Inclusion of Equity Values for Frank H. Laukien, Ph.D. ($)
2024	3,195,863	(1,324,022)	(859,372)	1,012,469
2023	3,820,311	289,562	(374,319)	3,735,554
2022	3,791,720	(1,634,164)	(2,110,487)	47,069
2021	3,414,084	4,953,463	3,496,660	11,864,207
2020	3,992,454	555,746	(612,802)	3,935,398

Fiscal Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non- PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non- PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	860,461	(327,867)	(203,855)	328,739
2023	899,974	64,782	(90,333)	874,423
2022	710,201	(404,274)	(463,989)	(158,062)
2021	929,504	1,113,335	673,833	2,716,672
2020	1,072,845	98,228	(112,100)	1,058,973

(4)
The Peer Group TSR set forth in this table utilizes the SIC Code 3826 Laboratory Analytical Instruments, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2024. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the SIC Code 3826 Laboratory Analytical Instruments Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)
We determined Non-GAAP Diluted EPS to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2024. See Appendix A for our definition of non-GAAP diluted earnings per share and a reconciliation to the corresponding GAAP measure. This performance measure may not have been the most important financial performance measure for prior years, and we may determine a different financial performance measure to be the most important financial performance measure in future years.

Bruker Proxy Statement 2025	42

Relationship Between PEO and Average Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the cumulative TSR over the five most recently completed fiscal years for the Company and the SIC Code 3826 Laboratory Analytical Instruments TSR.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
16
14
12
10
8
6
4
2
0
Compensation Actually Paid ($ Millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
TSR (12/31/2019 Indexed to $100)
169.92
14.3
165.58
134.62
135.30
145.89
116.73
106.58
100.00
112.96
100.00
93.36
6.3
5.1
3.8
3.2
1.7
1.9
2.1
1.5
0.8
2019
2020
2021
2022
2023
2024
Fiscal Year
Average Non-PEO NEO Compensation Actually Paid
Frank H. Laukien, Ph.D. Compensation Actually Paid
Bruker Corporation TSR
SIC Code 3826 Laboratory Analytical Instruments Index TSR

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
16
14
12
10
8
6
4
2
0
450
400
350
300
250
200
150
100
50
0
5.1
1.7
161.4
14.3
3.8
280.6
1.9
0.8
298.5
6.3
2.1
428.5
3.2
1.5
113.8
2020
2021
2022
2023
2024
Fiscal Year
Frank H. Laukien, Ph.D. Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Bruker Corporation Net Income

43	Bruker Proxy Statement 2025

Relationship Between PEO and Average Non-PEO NEO Compensation Actually Paid and Non-GAAP Diluted EPS

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Non-GAAP Diluted EPS during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Non-GAAP Diluted EPS
Compensation Actually Paid ($ Millions)
Non-GAAP Diluted EPS ($)
16
14
12
10
8
6
4
2
0
3.00
2.50
2.00
1.50
1.00
0.50
0.00
5.1
1.7
1.35
14.3
3.8
2.10
1.9
0.8
2.34
6.3
2.1
2.58
3.2
1.5
2.41
2020
2021
2022
2023
2024
Fiscal Year
Frank H. Laukien, Ph.D. Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Non-GAAP Diluted EPS

Tabular List of the Most Important Financial Performance Measures

The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and non-PEOs for 2024 to Company Performance. The measures in this table are not ranked. See Appendix A for our definitions of these financial performance measures.

Organic Revenue Growth
Non-GAAP Operating Profit
Non-GAAP Diluted Earnings Per Share (EPS)

Bruker Proxy Statement 2025	44

RELATED-PERSONS TRANSACTIONS

Review and Approval of Transactions with Related Persons

We have adopted a written Related-Person Transactions Policy, or the RPT Policy, that prohibits transactions involving Bruker and any related person, except in accordance with the RPT Policy. For purposes of the RPT Policy, “related persons” include (a) our executive officers, directors, director nominees, greater than 5% stockholders and any immediate family members of the foregoing and (b) any firm, academic department or other entity in which any of the foregoing persons is employed or is a partner or principal or holds a similar position or in which such person has more than a 10% beneficial ownership interest. The RPT Policy applies to (i) any transaction or series of transactions in which we are a participant and in which any related person has a direct or indirect interest, other than product or service sales or purchases entered into in the ordinary course of business involving aggregate amounts of less than $50,000 annually, and (ii) any material modification of an existing transaction.

Our RPT Policy provides for standing pre-approval of certain categories of transactions with related persons, including:

■
transactions involving indebtedness for ordinary business travel and expense payments and similar indebtedness transactions arising in the ordinary course of business;
■
transactions in which a related person’s interest arises solely from the ownership of a class of our equity securities and in which all holders of that class of equity securities receive proportional benefits;
■
transactions involving compensation to executive officers approved, or recommended to the Board for approval, by the Compensation Committee; and
■
transactions involving compensation to directors for services as a director of Bruker.

Under our RPT Policy, any related-person transaction not in one of the preceding categories must be submitted to our Executive Vice President and Chief Financial Officer for review and approval. Related-person transactions involving amounts of $500,000 or less, and product or service sales and purchases in the ordinary course of business involving aggregate amounts of $50,000 or more annually, are subject solely to review and approval, ratification, amendment, termination or rescission by our Executive Vice President and Chief Financial Officer. Any transaction in excess of $500,000 (other than a transaction involving product or service sales or purchases in the ordinary course of business), must also be forwarded to the Audit Committee for review and approval, ratification, amendment, termination or rescission, at the discretion of the Audit Committee.

In reviewing such transactions, our Executive Vice President and Chief Financial Officer and/or Audit Committee, as applicable, evaluates all material facts relating to the transaction and takes into account, among other factors deemed appropriate, the related person’s relationship to Bruker and interest in the transaction, the terms of the transaction, including its aggregate value, whether the transaction is in the best interests of Bruker, the impact on a director’s independence in the event the related person is a director, a family member of a director, or an entity in which a director is a partner, stockholder or executive officer and, if applicable, the availability of other sources of comparable products or services and whether the transaction is on terms comparable to the terms available to an unrelated third party. Neither the Executive Vice President and Chief Financial Officer nor any member of the Audit Committee may participate in the review of any transaction involving such person or any of his or her immediate family members.

Our Executive Vice President and Chief Financial Officer must report to the Audit Committee any approval or other action taken with respect to a related party transaction at or prior to the next Audit Committee meeting following such approval or other action. Additionally, our management must provide to the Audit Committee an annual report of any amounts paid or payable to, or received or receivable from, any related person. The Audit Committee is responsible for reviewing such reports and may make inquiries or take such actions as it deems appropriate upon consideration of all of the relevant facts and circumstances.

Transactions with Related Persons

Dr. Dirk Laukien (half-brother of Dr. Frank H. Laukien), Mr. Joerg Laukien (brother of Dr. Frank H. Laukien), and Ms. Laukien- Kleiner (the stepmother of Dr. Frank H. Laukien) are co-owners of ZeroC Project GmbH, or ZeroC, which rents one property located in Faellanden, Switzerland to Bruker BioSpin AG:

■
Pursuant to the Lease Agreement dated December 17, 2020, in 2024 Bruker BioSpin AG paid $268,773 in rent to ZeroC for the property located at Taemperlistrasse 8. The Lease Agreement supersedes the Lease Agreements dated January 1, 2009, and June 1, 2012, which were terminated as of December 31, 2020.

Payments under the terms of the foregoing lease were equal to the estimated fair market value of the respective rental.

During 2024, the Company made equipment sales to Quantum Analytics totaling $199,745. These sales were made in the ordinary course of business and comparable to those that would have been reached by unrelated parties in arm’s-length transactions. Dr. Dirk Laukien, half-brother of Dr. Frank H. Laukien, is the sole owner of QA Group, LLC DBA Quantum Analytics, an analytical equipment leasing business.

In March 2025, Dr. Frank H. Laukien personally purchased 415,000 shares of Gauss Fusion GmbH from Bruker EAS GmbH for Euro 1.66 million (approximately $1.8 million). Bruker EAS GmbH is a wholly owned subsidiary of Bruker Corporation and prior to this purchase Bruker EAS GmbH owned approximately 34.38% of Gauss Fusion GmbH. This transaction, which was completed at comparable values similar to those that would have been reached with unrelated parties in arms-length transactions, was reviewed and approved by the Audit Committee.

45	Bruker Proxy Statement 2025

During 2024, the Company made equipment sales to PrognomIQ Inc. for $143,373. These sales were made in the ordinary course of business and comparable to those that would have been reached by unrelated parties in arm’s-length transactions. Dr. Philip Ma is the Chief Executive Officer and a director of PrognomIQ, and he was a member of our Board of Directors until August 5, 2024. The Company entered into a Series B Preferred Stock Purchase agreement with PrognomIQ Inc. in September 2020 and into a Series C Preferred Stock Purchase agreement in February 2022. The September 2020 and February 2022 transactions were consummated prior to Dr. Ma joining our Board in March 2022 and were arm’s length transactions.

During 2024, the Company made equipment sales in the ordinary course of business to Asahi Kasei Corporation totaling $250,504. These sales were contracted at comparable market rates that would have been reached by unrelated parties in arm’s length transactions. One of the Company’s directors, Mr. Richard Packer, is a Vice Presidential Executive Officer of Asahi Kasei Corporation.

Dr. Meike Hamester, the wife of Juergen Srega, the President of Bruker CALID Group, is employed by our Bruker Daltonik GmbH subsidiary as the VP & Managing Director Bruker Biosensors. During 2024, Dr. Meike Hamester received a total compensation of $196,383, which consists of base pay plus bonuses and an equity award in 2024. Her compensation is consistent with our total compensation philosophy, where responsibilities and experience are considered within the overall compensation package. Dr. Meike Hamester continues to be an employee of Bruker Daltonik GmbH, and she may receive compensation and other benefits in 2025 in amounts similar to those she received in 2024.

Dr. Venita Busse, the wife of Falko Busse, the President of Bruker BioSpin Group, is employed by Bruker Switzerland AG, as the Director Group Strategy Development. During 2024, Dr. Venita Busse received a total compensation of $201,467, which consists of base pay plus bonuses and an equity award in 2024. Her compensation is consistent with our total compensation philosophy, where responsibilities and experience are considered within the overall compensation package. Dr. Venita Busse continues to be an employee of Bruker Switzerland AG, and she may receive compensation and other benefits in 2025, similar to those she received in 2024.

Delinquent Section 16(A) Reports

Section 16(a) of the Exchange Act and the rules promulgated thereunder require our officers and directors and persons owning more than 10% of our outstanding Common Stock to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of all these filings. We believe, based solely upon a review of reports and amendments thereto filed on EDGAR during and with respect to our fiscal year ended December 31, 2024, that all of our directors and executive officers complied with the reporting requirements of Section 16(a) of the Exchange Act during fiscal 2024, except for a late Form 4 filed on behalf of Dr. Frank H. Laukien on March 12, 2024, reporting one transaction completed on behalf of Dr. Laukien on December 16, 2023.

Bruker Proxy Statement 2025	46

AUDIT COMMITTEE REPORT

The Audit Committee, which operates pursuant to a written charter, assists the Board in fulfilling its oversight responsibilities by reviewing Bruker’s financial reporting process on behalf of the Board. Management is responsible for Bruker’s internal controls, the financial reporting process and compliance with laws and regulations and ethical business standards.

PricewaterhouseCoopers LLP, or PwC, Bruker’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of Bruker’s consolidated financial statements with generally accepted accounting principles and on the effectiveness of Bruker’s internal control over financial reporting. The Audit Committee is responsible for overseeing and monitoring these practices. It is not the duty or responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures.

In this context, the Audit Committee reviewed and discussed with management and PwC, among other things, the scope of the audit to be performed, the results of the audit performed, PwC’s audit of Bruker’s internal control over financial reporting and the independent registered public accounting firm’s fees for the services performed. Management represented to the Audit Committee that Bruker’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. Discussions about Bruker’s audited financial statements included the auditors’ judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures.

The Audit Committee also discussed with PwC other matters required by Auditing Standard 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight, or PCAOB, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. PwC also provided to the Audit Committee written disclosures and the letter required by applicable requirements of the PCAOB regarding communications with the Audit Committee concerning independence. The Audit Committee discussed with PwC the registered public accounting firm’s independence from Bruker and considered the compatibility of non-audit services with PwC’s independence.

Based on the Audit Committee’s discussion with management and PwC, and the Audit Committee’s review of the representations of management and the report of PwC to the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC.

This report is not soliciting material, is not deemed to be filed with the SEC and is not to be incorporated by reference in any filing of Bruker under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

This report has been furnished by the Audit Committee of the Board of Directors.

John A. Ornell, Chair

Adelene Q. Perkins

Robert J. Rosenthal

47	Bruker Proxy Statement 2025

PROPOSAL NO. 2

ADVISORY VOTE ON THE 2024 COMPENSATION OF NAMED EXECUTIVE OFFICERS

The Board recognizes the interest our stockholders have in the compensation of our executives. In recognition of that interest and as required by the Dodd-Frank Act and SEC rules, we are providing our stockholders the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC.

The compensation of our named executive officers is disclosed in the CD&A, the compensation tables, and the related disclosures contained in this Proxy Statement. As described in our CD&A, we have adopted an executive compensation philosophy designed to deliver competitive total compensation, upon the achievement of financial and/or strategic performance objectives, which we believe will attract, motivate and retain leaders who will drive the creation of stockholder value. In order to implement that philosophy, the Compensation Committee has established a disciplined and rigorous process for the adoption of executive compensation programs and individual executive officer pay actions.

We believe that our compensation policies and decisions are focused on pay-for-performance principles, are strongly aligned with the long-term interests of our stockholders and provide an appropriate balance between risk and incentives. Stockholders are urged to read the CD&A section of this Proxy Statement, which discusses in greater detail how our compensation policies and procedures implement our executive compensation philosophy. We are asking our stockholders to indicate their support for our named executive officer compensation, as described in this Proxy Statement, by approval of the following resolution:

“RESOLVED, that the compensation paid to Bruker’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Your vote on this Proposal No. 2 is advisory, and therefore not binding on us, the Compensation Committee, or the Board. However, our Board and our Compensation Committee value input from stockholders and will consider the outcome of the vote when making future executive compensation decisions.

The Board recommends a vote “FOR” the approval, on an advisory basis, of the 2024 compensation of the named executive officers, as disclosed in the CD&A, the compensation tables, and related narratives in this Proxy Statement.

Bruker Proxy Statement 2025	48

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP has been our independent registered public accounting firm since June 1, 2016, and has been selected by the Audit Committee of the Board as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Although we are not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate governance to do so. In the event that the stockholders fail to ratify the appointment, the Audit Committee will investigate the reasons for this failure and will reconsider the appointment. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent public accounting firm during the year if the Audit Committee believes that such a change would be in the best interests of Bruker and our stockholders.

A representative of PricewaterhouseCoopers LLP is expected to be present at the 2025 Annual Meeting and will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate stockholder questions.

The Board recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2025.

Independent Registered Public Accounting Firm

Fees billed to us by our independent registered public accounting firm for fiscal years 2024 and 2023, all of which were approved by the Audit Committee, consisted of the following:

	2024 ($)	2023 ($)
Audit Fees (1)	13,692,186	9,526,749
Audit Related Fees	3,508	20,000
Tax Fees	2,146,176	1,917,911
All Other Fees	2,673	9,500
Total Fees	15,844,543	11,489,160
(1)
The increase in 2024 audit fees relates primarily to acquisitions that occurred in that year.

Audit Fees. Audit fees for the years ended December 31, 2024, and 2023 were for the audit of our annual consolidated financial statements, including the integrated audit of internal control over financial reporting, the review of the consolidated financial statements included in our quarterly reports on Form 10-Q, audits of statutory filings, comfort letter procedures and review of other regulatory filings.

Audit-Related Fees. Audit-related fees include amounts related to attestation services not required by regulation and due diligence services related to mergers and acquisitions.

Tax Fees. Tax fees for the years ended December 31, 2024, and 2023 were for tax services provided to us, including tax compliance, tax advice and planning.

All Other Fees. All other fees for the years ended December 31, 2024, and 2023 relate to license fees for a web-based accounting research tool.

The Audit Committee approved 100% of the fees described above in accordance with the policy described below.

49	Bruker Proxy Statement 2025

Audit Committee Pre-Approval Policies and Procedures

In order to ensure that audit and permissible non-audit services proposed to be performed by our independent registered public accounting firm do not impair the auditor’s independence from Bruker, the Audit Committee has adopted, and the Board has ratified, the following pre-approval policies and procedures.

Policies

Before engaging the independent registered public accounting firm to render the proposed service, the Audit Committee must either (i) approve the specific engagement, or specific pre-approval, or (ii) enter into the engagement pursuant to pre-approval policies and procedures established by the Audit Committee, or general pre-approval, provided the policies and procedures are detailed for the particular service, the Audit Committee is informed of each service, and such policies and procedures do not include delegation of the Audit Committee’s responsibilities to management. The Audit Committee annually reviews and pre-approves the services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval. The Audit Committee will add to or subtract from this list of general pre-approved services from time to time, based on subsequent determinations.

Unless a type of service has received general pre-approval, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. Any proposed services exceeding pre-approved cost levels or budgeted amounts also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee considers whether such services are consistent with the SEC’s and the PCAOB’s rules on auditor independence. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with our business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance our ability to manage or control risk or improve audit quality. All such factors are considered as a whole, and no one factor will necessarily be determinative.

The Audit Committee also considers the relationship between fees for audit and permissible non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Procedures

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent registered public accounting firm are established annually by the Audit Committee. Any proposed services exceeding these levels or amounts require specific pre-approval by the Audit Committee, even if previously generally pre-approved.

Requests or applications to provide services that require specific approval by the Audit Committee must be submitted to the Audit Committee by both the independent registered public accounting firm and the Executive Vice President and Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee monitors the performance of all services provided by the independent auditor and assesses whether such services are in compliance with this policy.

Bruker Proxy Statement 2025	50

PROPOSAL NO. 4

APPROVAL OF THE ADOPTION OF THE BRUKER CORPORATION 2026 INCENTIVE COMPENSATION PLAN

Overview

Our Board of Directors (the “Board”) is seeking stockholder approval of the Bruker Corporation 2026 Incentive Compensation Plan (the “2026 Plan”) at the 2025 Annual Meeting. The Board adopted the 2026 Plan on February 18, 2025, upon the recommendation of the Compensation Committee (the “Compensation Committee”), subject to stockholder approval at the 2025 Annual Meeting. If approved by our stockholders, the 2026 Plan will become effective on February 19, 2026 (the “Effective Date”), which will be the date immediately following the date on which the Bruker Corporation 2016 Incentive Compensation Plan (the “2016 Plan”) expires. The 2026 Plan is attached as Appendix B to this Proxy Statement and the following summary is qualified in its entirety by reference to the full text of the 2026 Plan.

The 2026 Plan is intended to continue to extend the type of incentives that have been provided under the 2016 Plan and its predecessor. If the 2026 Plan is approved by our stockholders, we will not grant any new awards under the 2016 Plan after its expiration on February 18, 2026, and it is expected that, beginning on February 19, 2026, we will grant new awards under the 2026 Plan. Outstanding awards under the 2016 Plan will continue to be governed by the 2016 Plan and the agreements under which they were granted.

Until its expiration on February 18, 2026, we will continue to have the authority to, and expect that we will, continue to grant awards under the 2016 Plan.

Subject to the adjustment and recycling provisions of the 2026 Plan (which are described below), the 2026 Plan authorizes the issuance or transfer of a maximum of up to 12,000,000 shares of Common Stock (“Shares”), consisting of:

(i)
6,000,000 new Shares, plus
(ii)
the (x) number of Shares reserved for issuance under the 2016 Plan that remained available for grant under the 2016 Plan as of the expiration date of the 2016 Plan (as of April 1, 2025, approximately 5,023,025 Shares remain available for grant under the 2016 Plan), plus (y) up to 700,000 Shares subject to outstanding grants made under the 2016 Plan as of the expiration date of the 2016 Plan (as of April 1, 2025, approximately 1,591,678 Shares were subject to outstanding grants made under the 2016 Plan), which may be able to be reissued under the 2026 Plan if they expire, or are terminated, surrendered, cancelled, exchanged, or forfeited for any reason without issuance of such Shares after the Effective Date of the 2026 Plan; provided that in no event will the sum of (x) and (y) exceed 6,000,000 Shares.

Background

We believe that cash- and equity-based incentive awards are fundamental to our ability to attract, motivate and retain highly qualified and dedicated employees, directors and other service providers. We have worked closely with our compensation consultant to design the 2026 Plan to meet our internal compensation objectives, as well as the interests of our stockholders, as described more fully below. Accordingly, approving the 2026 Plan is in the best interest of our stockholders for at least the following reasons:

•
It will enable us to reflect the current compensation and governance trends and pay practices of the Company and to provide a sufficient number of Shares to meet the Company’s anticipated long-term requirements for equity-based incentive compensation.
•
It will allow us to: (i) meet the stockholder approval requirements of the Nasdaq Stock Market; (ii) meet stockholder approval requirements for the grant of stock options that qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); (iii) maintain a limit on annual compensation of non-employee directors, and (iv) conform to good corporate governance.
•
It will assist us in attracting, motivating and retaining high-performing service providers.
•
It will allow us to continue to grant equity awards after the 2016 Plan expires on its terms on February 18, 2026.
•
We believe that equity-based compensation awards provide a strong link to our long-term performance, create an ownership culture and generally align the interests of our directors, employees and other service providers with our stockholders.

The 2026 Plan is structured to provide flexibility in designing equity incentive programs with a broad array of equity incentives, stock options, including nonqualified stock options or incentive stock options, stock awards (including restricted stock awards), stock units (including restricted stock units), stock appreciation rights (“SARs”), as well as cash-based awards and other stock-based awards. In addition, the 2026 Plan has been designed to include a number of provisions that are consistent with protecting the interests of stockholders and sound corporate governance practices, as described below.

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Key Features of the 2026 Plan

The 2026 Plan includes a number of features designed to protect our stockholders’ interests and reflect corporate governance best practices, including the following:

•
No automatic share replenishment or “evergreen” provision—The 2026 Plan does not contain an evergreen feature pursuant to which the Shares authorized for issuance under the 2026 Plan can be automatically replenished. Stockholder approval will be required to issue any additional Shares, and our stockholders thus will have direct input on any increase in the number of Shares issuable under the 2026 Plan.
•
No liberal share recycling—The 2026 Plan prohibits the re-use of Shares withheld by, or delivered to, the Company to satisfy the exercise or grant price of stock options and SARs or to satisfy the tax withholding obligations associated with any forms of award. In addition, upon the exercise of a stock option or stock-settled SAR, the total number of Shares exercised will be deducted from the 2026 Plan’s share pool.
•
No discounted options or SARs—Stock options and SARs may not be granted under the 2026 Plan with an exercise or grant price lower than the fair market value of the underlying Shares on the date of grant.
•
No repricing of options or SARs without stockholder approval—The 2026 Plan prohibits the direct or indirect repricing of stock options or SARs without prior stockholder approval.
•
Double-trigger vesting upon a change in control—Awards granted under the 2026 Plan are subject to double-trigger vesting provisions upon a change in control (as defined in the 2026 Plan). This means that, rather than vesting automatically upon a change in control, such awards will be subject to accelerated vesting only in the event of a qualifying termination following a change in control or in the event the acquiring company does not assume the award.
•
Non-employee director award limit—The 2026 Plan imposes an aggregate annual limit of $750,000 on the value of awards that may be granted to a non-employee director, when such awards are aggregated with cash fees that may be paid to each such director in connection with service to the Company in any calendar year.
•
Minimum vesting requirements—The 2026 Plan generally requires a one-year minimum vesting schedule following the date of grant for awards to vest in whole or in part, except that under certain circumstances up to five percent of available Shares authorized for issuance under the 2026 Plan (subject to certain adjustments) are available for grant without regard to this requirement, and awards granted to non-employee directors on the date of an annual stockholders’ meeting satisfy this requirement if they provide for vesting at the stockholders’ meeting immediately following the grant date (but in any event not less than 50 weeks following the date of grant).
•
Awards subject to applicable clawback policies—Awards granted under the 2026 Plan are subject to any applicable clawback or recoupment policies, share trading policies, and other policies that may be approved or implemented by the Board or the Compensation Committee from time to time.
•
No excise tax gross-ups on change in control—The 2026 Plan does not provide for any excise tax gross-ups.
•
Administered by an independent committee—The 2026 Plan will be administered by an independent committee of the Board.

Background for Requested Share Authorization

The number of Shares reserved for issuance under the 2026 Plan was determined, after consideration of a number of factors, including (i) the number of shares available under the 2016 Plan as of April 1, 2025, (ii) the Company’s historical equity grant practices, including its “burn rate,” which the Company’s independent compensation consultant (Aon) determined is below that of certain members of the Company’s peer group, (iii) potential future awards that may be granted to attract and retain critical talent, and (iv) expected dilution to existing stockholders. We are seeking to include additional Shares under the 2026 Plan beyond the Shares that remain available for future awards under the 2016 Plan in order to provide us with flexibility in structuring our compensation arrangements going forward and to enable us to grant equity compensation at a level that allows us to continue to attract and retain employees in the competitive labor markets in which we compete.

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Dilution Analysis

The table below shows our potential dilution levels based on the number of Shares outstanding as of April 1, 2025, the 6,000,0000 new Shares requested for issuance under the 2026 Plan, the 5,023,025 Shares remaining available for issuance under the 2016 Plan as of April 1, 2025, and the 1,710,919 Shares subject to outstanding equity awards granted under the 2016 Plan and its predecessor plan as of April 1, 2025 (together, the “Fully-diluted Shares”). The Board believes that the number of Shares requested under the 2026 Plan represents a reasonable amount of potential equity dilution and will allow us to continue granting equity awards.

Shares Outstanding as of April 1, 2025	151,521,040
Fully diluted Shares	164,254,984
Potential Dilution of 6,000,000 Shares as a Percentage of Fully Diluted Shares	3.7%

Burn Rate

In connection with our stock-based compensation programs, we are committed to using equity incentive awards prudently and within reasonable limits. Accordingly, we closely monitor our past usage of Shares (referred to as “burn rate”) each year and over time. The table below sets forth the following information regarding the awards granted under the 2016 Plan: (i) the burn rate for each of the last three calendar years and (ii) the average burn rate over the last three calendar years. The burn rate for a year has been calculated as follows: (1) all stock options and restricted stock units granted in the applicable year, divided by (2) the weighted average number of Shares outstanding for the applicable year.

Element	2024	2023	2022	3-Year average
Stock Options Granted	128,099	77,719	73,365	93,061
Restricted Stock Units Granted	453,762	354,265	291,015	366,347
Total Granted	581,861	431,984	364,380	459,408
Weighted Average Shares Outstanding as of applicable fiscal year-end	151,678,001	145,164,875	147,023,193	147,955,356
Burn Rate	0.38%	0.30%	0.25%	0.31%

The burn rate means that we used an annual average of 0.31% of the weighted average Shares outstanding for awards granted or earned over the past three years.

Summary of Bruker Corporation 2026 Incentive Compensation Plan

The material terms of the 2026 Plan are summarized below. A copy of the full text of the 2026 Plan is attached to this proxy statement as Appendix B. This summary of the 2026 Plan is not intended to be a complete description of the 2026 Plan and is qualified in its entirety by the actual text of the 2026 Plan to which reference is made. Capitalized terms used, but not defined, in the following summary have the meaning assigned to those terms in the 2026 Plan.

Purpose

The 2026 Plan is intended to provide participants with an incentive to contribute materially to the Company’s growth by aligning the economic interests of the participants with those of the Company’s stockholders.

Types of Awards

The 2026 Plan provides for the issuance of stock options (including incentive stock options and nonqualified stock options), SARs, stock awards, stock units, and cash-based awards and other stock-based awards to employees, non-employee directors, and consultants and advisors of the Company or its subsidiaries.

Administration

The 2026 Plan will be administered by the Compensation Committee or such other committee as the Board may from time to time designate (the “Committee”). The Committee can delegate authority to administer the 2026 Plan to one or more subcommittees of the Committee, as it determines to be appropriate. In addition, subject to compliance with applicable laws and applicable stock exchange requirements, the Committee may delegate some or all of its authority to an executive officer, with respect to grants of awards to employees or advisors and consultants who are not executive officers or directors subject to reporting obligations under Section 16 of the Exchange Act.

The Committee will determine (1) the individuals who will receive awards under the 2026 Plan; (2) the type, size, terms and conditions of awards under the 2026 Plan; (3) when grants of awards will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability; (4) when to amend previously granted awards, subject to the limitations set forth in the 2026 Plan; (5) determine and adopt the terms and guidelines that apply to

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individuals living outside the U.S. who receive grants under the 2026 Plan; and (6) resolve any other matters arising under the 2026 Plan.

The term “Committee” in this description of the 2026 Plan will refer to the Committee, our Board, or any subcommittee, as applicable, that has authority with respect to a specific grant.

Shares Subject to the 2026 Plan

Subject to adjustment and recycling provisions described below, the 2026 Plan authorizes the issuance or transfer of up to 12,000,000 Shares, consisting of:

(i)
6,000,000 new Shares, plus
(ii)
the number of Shares reserved for issuance under the 2016 Plan that remained available for grant under the 2016 Plan as of the expiration date of the 2016 Plan (as of April 1, 2025, approximately 5,023,025 Shares remain available for grant under the 2016 Plan), plus
(iii)
up to 700,000 Shares subject to outstanding grants made under the 2016 Plan as of the expiration date of the 2016 Plan (as of April 1, 2025, approximately 1,591,678 Shares were subject to outstanding grants made under the 2016 Plan), which may be able to be reissued under the 2026 Plan if they expire, or are terminated, surrendered, cancelled, exchanged, or forfeited for any reason without issuance of such Shares after the Effective Date of the 2026 Plan; provided that in no event will the aggregate of (ii) and (iii) exceed 6,000,000 Shares.

In addition, Shares underlying any outstanding award granted under the 2016 Plan or the 2026 Plan that, following the Effective Date of the 2026 Plan, expires, or is terminated, surrendered or forfeited for any reason without issuance of such Shares will again be available for awards under the 2026 Plan. Subject to adjustment, as described below, the aggregate number of Shares available for issuance or transfer under the 2026 Plan pursuant to incentive stock options cannot exceed 12,000,000 Shares.

The Shares issuable under the 2026 Plan may be drawn from Shares of authorized but unissued common stock or from Shares that we acquire, including Shares purchased on the open market.

Shares surrendered in payment of an option’s exercise price, including options granted under the 2016 Plan, are not available for re-issuance under the 2026 Plan. Furthermore, Shares withheld or surrendered for payment of taxes with respect to awards, including such awards granted under the 2016 Plan, are not available for re-issuance. If SARs are granted, the full number of Shares subject to the SARs are considered issued under the 2026 Plan, without regard to the number of Shares issued upon exercise of the SARs. If grants of awards are settled in cash rather than Shares, any Shares that were previously subject to such awards will again be available for issuance or transfer under the 2026 Plan. If we repurchase the Shares on the open market with proceeds from an option’s exercise price (including options granted under the 2016 Plan), then such Shares cannot be made available for issuance under the 2026 Plan.

The number of Shares available under the 2026 Plan will not be reduced by the Shares that are issued or transferred under awards made pursuant to an assumption, substitution, or exchange for previously granted awards of a company that we acquired in a transaction. Additionally, subject to applicable stock exchange listing and Code requirements, Shares available under an acquired company’s stockholder approved plan, as adjusted, may be used by the Company for grants of awards under the 2026 Plan, and they will not reduce the 2026 Plan’s Share reserve.

Non-Employee Director Limit

Subject to adjustment, as described below, the maximum aggregate grant date value of Shares (as determined for financial reporting purposes) granted to any non-employee director in a calendar year, taken together with any cash fees earned by such non-employee director for services rendered as a non-employee director during the calendar year, cannot exceed $750,000 in total value.

Adjustments

If there is any change in the number or kind of Shares outstanding because of (i) a stock dividend, spinoff, recapitalization, stock split, reverse stock split, or combination or exchange of shares; (ii) a merger, reorganization, or consolidation; (iii) a reclassification or change in par value of Shares; or (iv) any other extraordinary or unusual event affecting the outstanding common stock as a class without the Company’s receipt of consideration, or if the value of outstanding Shares is substantially reduced because of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the Committee will equitably adjust the following:

•
the maximum number and kind of Shares available for issuance under the 2026 Plan;
•
the number and kind of Shares issued and to be issued under the 2026 Plan;
•
the price per Share or applicable market value of awards will be equitably adjusted by the Committee; and
•
exercise price of options, base amount of SARs, performance goals or other terms and conditions that the Committee deems appropriate and subject to the 2026 Plan’s repricing restrictions.

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The Committee will make adjustments to reflect changes in the number, kind, or value or Shares issued to prevent, to the extent possible, the enlargement or dilution of rights and benefits under the 2026 Plan and for any outstanding awards, in each case subject to and consistent with applicable law. The Committee will eliminate any fractional Shares resulting from adjustment.

The Committee may also make adjustments to the terms and conditions of outstanding awards in recognition of unusual or nonrecurring events, including acquisitions and dispositions of business assets, which affect the Company, its subsidiaries or business units, or any financial statements of the Company or its subsidiaries, or in response to changes in applicable laws, regulations, or accounting principles. In the event of certain transactions that represent a change in control (as described below), the change in control provisions of the 2026 Plan apply.

Lastly, the Committee has sole discretion and authority to determine the adjustments to be made, and adjustments by the Committee are final, binding, and conclusive.

Eligibility

Employees and non-employee directors, and certain key advisors (including consultants and advisors of the Company) that provide services to us and our subsidiaries are eligible to participate in the 2026 Plan. The Committee will select which eligible services providers will receive grants of awards under the 2026 Plan. As of April 1, 2025, approximately 11,000 employees, 9 non-employee directors, and an estimated 400 consultants and advisors would have been eligible to participate in the 2026 Plan, if the 2026 Plan were in effect on such date. The Company historically has granted equity awards only to key employees above a specified grade level, which currently totals approximately 2,000 employees, and expects to continue that practice in the future under the 2026 Plan. The Company historically has not granted equity awards to consultants and advisors, and does not expect to grant equity awards to consultants and advisors under the 2026 Plan.

Vesting and Minimum Vesting Requirements

The Committee determines the vesting and exercisability terms of awards granted under the 2026 Plan and such awards will have regular vesting schedules that provide that no portion of an award will vest earlier than one year from the date of grant. However, (i) awards granted to non-employee directors will be deemed to satisfy this minimum vesting requirement if granted on the date of our annual meeting of stockholders and vest on the date of our annual meeting of stockholders immediately following the date of grant (but in any event, not less than 50 weeks), and (ii) up to 5% of the Shares reserved under the 2026 Plan as of the Effective Date (subject to adjustment described above) may be granted without regard to this minimum vesting requirement. The Committee may accelerate vesting of any award in its discretion.

Options

Under the 2026 Plan, the Committee may grant incentive stock options and nonqualified stock options. Incentive stock options may be granted to employees of the Company or any parent or subsidiary of the Company, according to Section 424 of the Code. Nonqualified stock options may be granted to employees, non-employee directors, and key advisors. The exercise price of an option granted under the 2026 Plan will be determined by the Committee but cannot be less than the fair market value of a Share on the date the option is granted. If an incentive stock option is granted to a 10% stockholder, the exercise price cannot be less than 110% of the fair market value of a Share on the date the option is granted.

The Committee will determine the term of an option, with a term limit of no more than 10 years from the date of grant. However, an incentive stock option that is granted to a 10% stockholder, cannot have a term that exceeds five years from the date of grant.

Subject to the minimum vesting requirements of the 2026 Plan, options will become exercisable according to the terms and conditions set by the Committee in the award agreement. The Committee may accelerate the exercisability of any outstanding options at any time and for any reason. The Committee will determine in the award agreement under what circumstances and during what time periods a participant may exercise an option after termination of employment or service. Any options granted to non-exempt employees cannot be exercisable for at least six months after the grant date, except as determined by the Committee.

A participant can exercise an option that has become exercisable by delivering a notice of exercise to the Company. The exercise price for any option is generally payable in cash or check. In certain circumstances, as permitted by the Committee, the exercise price may be paid by the surrender of Shares with an aggregate fair market value on the date the option is exercised equal to the exercise price; by payment through a broker in accordance with procedures established by the Federal Reserve Board; by withholding Shares subject to the exercisable option that have a fair market value on the date of exercise equal to the aggregate exercise price; or by such other method as the Committee approves.

Stock Awards

The Committee may grant stock awards of our common stock to anyone eligible under the 2026 Plan. Stock awards may be subject to restrictions as the Committee determines. The restrictions, if any, may lapse over a specified period or based on the satisfaction of pre-established criteria, as determined by the Committee, including, but not limited to, restrictions based on the achievement of performance goals. The award agreement will set the period of time during which the stock awards will be subject to restrictions, during which time a participant cannot sell, assign, transfer, pledge, or otherwise dispose of the shares of a stock award, except as permitted by the Committee.

If a participant ceases to be employed by or provide services to the Company during any restricted period, or if other specified conditions are not met, any unvested portion of the stock award will be forfeited, unless the Committee determines otherwise.

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Unless otherwise determined by the Committee, a participant will have the right to vote and the right to receive dividends or other distributions paid on the shares, subject to any restrictions, including the achievement of performance goals, that the Committee may determine.

Stock Units

The Committee may grant stock units to anyone eligible to participate in the 2026 Plan. Stock units represent hypothetical Shares, and each represents a right that a participant has to receive a Share or amount of cash based on the common stock’s value, if and when specified conditions are met.

Stock units become payable if certain conditions or circumstances are met, including specified performance goals. The Committee may accelerate vesting or payment for any reason and at any time, provided that the acceleration complies with Section 409A of the Code. Payment for stock units can be made in Shares, cash, or any combination of the two as determined by the Committee. All unvested stock units are forfeited if the participant’s employment or service is terminated for any reason, unless the Committee determines otherwise.

Stock Appreciation Rights

The Committee may grant SARs to anyone eligible for the 2026 Plan separately or in tandem with any option. Tandem SARs for non-qualified stock options may be granted at the time an option is granted or while an option is outstanding. In the case of incentive stock options, SARs may only be granted at the time the incentive stock option is granted. The Committee will establish the base amount of the SAR at the time the SAR is granted, which will be equal to or greater than the fair market value of a Share as of the date of grant, as well as the vesting and other restrictions applicable to the exercisability of a SAR.

If a SAR is granted in tandem with an option, the number of SARs that are exercisable during a specified period will not exceed the number of Shares that the participant may purchase upon exercising the related option during such period. Upon exercising the related option, the related SARs will terminate, and upon the exercise of a SAR, the related option will terminate to the extent of an equal number of Shares. Generally, SARs may only be exercised while the participant is employed by, or providing services to, us or during an applicable period following termination. If a SAR is granted to a non-exempt employee, it may not be exercisable for at least six months after the date of grant.

When a participant exercises a SAR, the participant will receive the excess of the fair market value of the underlying common stock over the base amount of the SAR. The appreciation of a SAR will be paid in Shares, cash or both.

The term of any SAR cannot exceed 10 years from the date of grant. In the event that on the last day of the term of a SAR, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of our common stock under our insider trading policy, the term of the SAR will be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

Cash-Based Awards and Other Stock-Based Awards

The Committee may grant cash-based awards, which are awards denominated and payable in cash rather than Shares, to anyone eligible to participate in the 2026 Plan, subject to terms and conditions set by the Committee. Likewise, the Committee may grant other stock-based awards that are based on or measured by our common stock, to anyone eligible to participate in the 2026 Plan, subject to the terms and conditions set by the Committee. Other stock-based awards are payable in cash, Shares, or a combination of the two, as determined by the Committee. The Committee may subject cash-based awards and other stock-based awards to such performance goals and/or other criteria or conditions as the Committee determines in its discretion.

Dividend Equivalents

The Committee may grant dividend equivalents in connection with stock units or other stock-based awards, either in the award agreement or at any point following the grant of the stock unit or other stock-based award. Dividends and dividend equivalents granted in connection with such an award may be paid currently or be accrued and vest and be paid only if and to the extent that the underlying award of stock units or other stock-based award is vested and paid. Dividend equivalents may be payable in cash or Shares and upon terms and conditions set by the Committee. Dividends and dividend equivalents may not be granted in connections with options or SARs.

Prohibition on Repricing

Except in connection with a corporate transaction involving the Company, the Committee may not, without obtaining stockholder approval, (i) amend the terms of any outstanding stock options or SARs to reduce the exercise price or base price, as applicable; (ii) cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise price or base price that is lower than the exercise price or base price of the original option or SAR; or (iii) cancel outstanding stock options or SARs with an exercise price or base price, as applicable, above the current stock price in exchange for cash or other securities.

Change in Control

In the event of a change in control where we are not the surviving corporation (or survive only as a subsidiary of another corporation), if outstanding grants are assumed by or replaced with grants (with respect to cash, securities or a combination thereof) that have comparable terms by the surviving corporation (or a parent or subsidiary of the surviving corporation), and, a

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participant’s employment or service to the Company is terminated without cause or for good reason (each as defined in the 2026 Plan), in each case, upon or within 24 months following a change in control, the participant’s awards become fully vested and exercisable as of the date of such termination and options shall remain exercisable for the remainder of their terms. If the vesting of any such awards is based, in whole or in part, on performance, and the applicable award agreement does not otherwise specify, the award will vest at the “target” level on a pro-rata basis for the portion of the performance period completed as of the effective date of the qualifying termination.

If there is a change in control and outstanding grants are not assumed by or replaced with grants that have comparable terms by the surviving company, unless the Committee specifies otherwise in an award agreement, then awards will become fully vested and exercisable as of the date of such change in control and options shall remain exercisable for the remainder of their terms. If the vesting of any such awards is based, in whole or in part, on performance, and the applicable award agreement does not otherwise specify, the award will vest at the “target” level on a pro-rata basis for the portion of the performance period completed as of the effective date of the qualifying termination. In this situation, the Committee may also, without a participant’s consent, take one or more of the following actions:

•
determine that participants will receive payment, in an amount and form determined by the Committee, in settlement of outstanding stock units, cash-based awards, other stock-based awards, or dividend equivalents;
•
require that participants surrender their outstanding stock options and SARs in exchange for a payment by the Company, in cash or Shares, equal to the difference between the exercise price and the fair market value of the underlying Shares; provided, however, if the per Share fair market value of our common stock does not exceed the per Share stock option exercise price or SAR base amount, as applicable, we will not be required to make any payment to the participant upon surrender of the stock option or SAR; or
•
after giving participants an opportunity to exercise all of their outstanding stock options and SARs, terminate any unexercised stock options and SARs on the date determined by the Committee.

In general terms, a change in control under the 2026 Plan occurs when:

•
within one year of any merger, consolidation, sale of all or substantially all of the Company’s assets, or contested election, or any combination of the foregoing transactions (a “Transaction”), the individuals who were directors of the Company immediately before the Transaction cease to constitute a majority of our Board (or the board of any successor to the Company) or, if the Company becomes a subsidiary of or is merged into or consolidated with another corporation, the board of directors of such corporation;
•
as a result of a Transaction, the Company does not survive as an entity, or Shares are changed into the shares of another corporation, unless the stockholders of the Company immediately prior to the Transaction own a majority of the outstanding shares of such other corporation immediately following the Transaction;
•
any person, or group of persons, and all affiliates of such person or group, who prior to the Effective Date owned less than 20% of the then outstanding Shares of our common stock, acquire, Shares in one or more transactions, or series of transactions, such that following such transaction or transactions, result in such person or group and their affiliates beneficially own at least 50% of the outstanding common stock of the Company;
•
we consummate the dissolution or liquidation of the Company; or
•
the members of the Board as of the Effective Date (the “Incumbent Board”) cease to represent at least two-thirds of the Board; provided, that any individual becoming a director subsequent to the effective date of the 2026 Plan whose election, or nomination for election by the Company’s stockholders, was approved by at least two-thirds of the Incumbent Board will be treated as though they were a member of the Incumbent Board.

Deferrals

The Committee may permit or require participants to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to the participant in connection with a grant under the 2026 Plan. The Committee will establish the rules and procedures applicable to any such deferrals, consistent with the requirements of Section 409A of the Code.

Valuation

The fair market value per Share on any relevant date under the 2026 Plan will be deemed to be equal to the closing sale price per Share during regular hours trading on the relevant date on Nasdaq (or any other national securities exchange on which our common stock is at the time primarily traded). If there is no closing selling price for common stock on the date in question, then the fair market value shall be the last reported sale price during regular trading hours on the last preceding date for which a sale was reported. On April 1, 2025, the fair market value per Share of our common stock was $40.38.

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Withholding

All awards under the 2026 Plan are subject to applicable U.S. federal (including FICA), state and local, foreign or other tax withholding requirements. We may require participants or other persons receiving or exercising awards to pay an amount sufficient to satisfy such tax withholding requirements with respect to such awards, or we may deduct from other wages and compensation paid by us the amount of any withholding taxes due with respect to such grant. We may also take any other actions that the Committee deems advisable to enable us to satisfy our withholding tax and other tax obligations with respect to any award made under the 2026 Plan.

The Committee may permit or require that our tax withholding obligation with respect to awards paid in our common stock be paid by having Shares withheld up to an amount that does not exceed the participant’s minimum applicable withholding tax rate for U.S. federal (including FICA), state and local tax liabilities, or as otherwise determined by the Committee. In addition, the Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow participants to elect to have such share withholding applied to all or none of the tax withholding obligation arising in connection with any particular grant.

Transferability

Except as permitted by the Committee with respect to non-qualified stock options, only a participant may exercise rights under a grant during the participant’s lifetime. A participant cannot transfer those rights except by will or by the laws of descent and distribution or, with respect to awards other than incentive stock options, pursuant to a domestic relations order. Upon death, the personal representative or other person entitled to succeed to the rights of the participant may exercise such rights. The Committee may provide in an award agreement that a participant may transfer non-qualified stock options and stock awards to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws.

Amendment; Termination

The Board may amend or terminate the 2026 Plan at any time, except that the Board must receive stockholder approval to do so if required to comply with the Code, applicable law, or applicable stock exchange requirements.

The 2026 Plan will terminate on May 28, 2035, unless terminated earlier by the Board or unless the Board, with stockholder approval, extends the term of the 2026 Plan.

If a termination or amendment occurs after an award is made, it will not materially impair the rights of a participant with respect to the award, unless the participant consents or the Committee acts in compliance with applicable law or other exceptions set forth in the 2026 Plan.

Establishment of Sub-Plans

Our Board may from time to time establish one or more sub-plans under the 2026 Plan to satisfy applicable blue sky, securities or tax laws of various jurisdiction. The Board will establish sub-plans by setting forth the Committee’s discretionary limits under the 2026 Plan and any additional terms and conditions not otherwise inconsistent with the 2026 Plan.

Clawback

All grants of awards under the 2026 Plan will be subject to any applicable clawback or recoupment policies, share trading policies, and other policies that the Board or Committee may implement or approve at any time, including, but not limited to the Bruker Corporation Compensation Recoupment Policy. We may offset any payments due under the 2026 Plan to a participant where repayment is required by an applicable clawback or recoupment policy, subject to applicable law.

Subject to applicable law, the Committee may provide in any award agreement that if a participant breaches any restrictive covenant obligation or agreement between the participant and us, or otherwise engages in a material violation of any rules, policies, procedures or guidelines of the Company or its subsidiaries, or otherwise engages in activities that constitute cause either while employed by, or providing services to, us or within a specified period thereafter, all awards held by the participant will terminate, and we may rescind any exercise of an option or SAR and the vesting of any other award and delivery of Shares upon such exercise or vesting, as applicable on such terms as the Committee will determine, including the right to require that in the event of any rescission:

•
the participant must return the Shares received upon the exercise of any option or SAR or the vesting and payment of any other grants; or
•
if the participant no longer owns the Shares, the participant must pay to us the amount of any gain realized or payment received as a result of any sale or other disposition of the Shares (if the participant transferred the Shares by gift or without consideration, then the fair market value of the Shares on the date of the breach of the restrictive covenant agreement or activity constituting cause), net of the price originally paid by the participant for the shares.

Payment by the participant will be made in such manner and on such terms and conditions as may be required by the Committee. We will be entitled to set off against the amount of any such payment any amounts that we otherwise owe to the participant.

Bruker Proxy Statement 2025	58

Certain Federal Income Tax Aspects

The following is a summary of certain federal income tax consequences of awards under the 2026 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Options

An optionee generally will not recognize taxable income upon the grant of a non-statutory option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the Shares purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the optionee recognizes as ordinary income. The optionee’s tax basis in any Shares received upon the exercise of an option will be the fair market value of the Shares on the date of exercise, and if the Shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such Shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the Shares are a capital asset of the optionee) depending upon the length of time such Shares were held by the optionee.

Incentive stock options are eligible for favorable U.S. federal income tax treatment if certain requirements are satisfied. An incentive stock option must have an option price that is not less than the fair market value of the stock at the time the option is granted and must be exercisable within 10 years from the date of grant. An employee granted an incentive stock option generally does not realize compensation income for U.S. federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the Shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. If the Shares acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income equal to the lesser of (i) the excess of the fair market value of the Shares on the date of exercise over the option price or (ii) the excess of the amount realized on the sale over the option price. Any additional amount realized will be taxed as capital gain.

Stock Awards

A participant generally will not be taxed upon the grant of stock awards subject to restrictions, but rather will recognize ordinary income in an amount equal to the fair market value of the Shares at the time the Shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the Shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the restricted stock before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the Shares of stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such Shares of stock are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the Shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Stock Units

In general, the grant of stock units will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Stock Appreciation Rights

A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any Shares received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any Shares received upon exercise of a SAR will be the fair market value of the Shares on the date of exercise, and if the Shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such Shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the Shares are a capital asset of the participant) depending upon the length of time such Shares were held by the participant.

Cash-Based Awards and Other Stock-Based Awards

With respect to cash-based awards and other stock-based awards granted under the 2026 Plan, generally when the participant receives payment with respect to an award, the amount of cash and/or the fair market value of any Shares or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

59	Bruker Proxy Statement 2025

Impact of Section 409A

Section 409A of the Code applies to deferred compensation, which is generally defined as compensation earned currently, the payment of which is deferred to a later taxable year. Awards under the 2026 Plan are intended to be exempt from the requirements of Section 409A or to satisfy its requirements. An award that is subject to Section 409A and fails to satisfy its requirements will subject the holder of the award to immediate taxation, interest and an additional 20% tax on the vested amount underlying the award.

Section 162(m) of the Code

Section 162(m) of the Code generally disallows a tax deduction to a publicly held company for compensation in excess of $1 million paid to its “covered employees” which generally includes all named executive officers. While the Committee considers the tax deductibility of each element of executive compensation as a factor in our overall compensation program, the Committee retains the discretion to approve compensation that may not qualify for the compensation deduction.

New Plan Benefits

Future benefits under the 2026 Plan generally will be granted at the discretion of the Committee and are therefore not currently determinable. Because future grants of awards under the 2026 Plan, if approved, would be subject to the discretion of the Board or Committee, the amount and terms of future awards to particular participants or groups of participants are not determinable at this time. No awards have been previously granted that are contingent on the approval of the 2026 Plan.

The Board recommends that the stockholders vote “FOR” the approval of the 2026 Plan as set forth in this Proxy Statement for the Annual Meeting

Bruker Proxy Statement 2025	60

OTHER INFORMATION

Stockholder Communications

The Board will give appropriate attention to written communications that are submitted by stockholders and will respond as it deems appropriate. J. Brent Alldredge, Secretary of Bruker, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that Mr. Alldredge considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we may receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board or an individual director should address such communications to J. Brent Alldredge, Secretary, at Bruker Corporation, 40 Manning Road, Billerica, MA 01821.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries, such as brokers or other nominees, to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers or other nominees’ household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your broker, other nominee or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. You may request to receive at any time, and we will then promptly deliver, a copy of our annual report or proxy statement, by sending a written request to us at: Bruker Corporation, Attn: Secretary, 40 Manning Road, Billerica, Massachusetts 01821 or calling us at: 1-978-313-5800.

If, at any time, (1) you no longer wish to participate in householding and would prefer to receive a separate annual report and/or proxy statement in the future or (2) you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of our annual report and/or proxy statement, please notify your broker or other nominee if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to us at: Bruker Corporation, Attn: Secretary, 40 Manning Road, Billerica, Massachusetts 01821 or calling us at: 1-978-313-5800.

Time for Submission of Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may submit proposals for inclusion in Bruker’s Proxy Statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to in writing to J. Brent Alldredge, Secretary, at Bruker Corporation, 40 Manning Road, Billerica, MA 01821 in a timely manner.

In order to submit a proposal for inclusion in the proxy materials for the 2026 Annual Meeting of Stockholders, a stockholder must do so in accordance the procedures set forth in Rule 14a-8 of the Exchange Act. To be eligible for inclusion, stockholder proposals must be received by us no later than December 12, 2025, the 120th day prior to the first anniversary of the date on which this Proxy Statement was first mailed to our stockholders.

Additionally, under our Amended and Restated Bylaws, no business may be brought before an annual meeting unless it is specified in the notice of meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered notice to J. Brent Alldredge, Secretary, at Bruker Corporation, 40 Manning Road, Billerica, MA 01821 (containing certain information specified in the Amended and Restated Bylaws) not less than 90 or more than 120 days prior to the first anniversary of the preceding year’s annual meeting (i.e., with respect to the 2026 Annual Meeting, no earlier than January 29, 2026 and no later than February 28, 2026).

In addition to satisfying the foregoing advance notice requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that includes the information required by Rule 14a-19 under the Exchange Act no later than March 30, 2026, which is 60 days prior to the anniversary date of the 2025 Annual Meeting date.

Other Matters

Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed in this Proxy Statement. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

61	Bruker Proxy Statement 2025

Annual Report

A copy (without exhibits) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, is included in the 2024 Annual Report provided to stockholders with this Proxy Statement. We will provide an additional copy of the 2024 Annual Report (without exhibits) to any stockholder, without charge, upon written request of such stockholder. Such requests should be addressed to the attention of Investor Relations at Bruker Corporation, 40 Manning Road, Billerica, Massachusetts 01821.

By order of the Board

Frank H. Laukien, Ph.D. Chairman, President and Chief Executive Officer

Bruker Proxy Statement 2025	62

APPENDIX A: RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

Our Company reports its financial results in accordance with accounting principles generally accepted in the United States of America (“GAAP”). However, we believe that certain non-GAAP financial measures provide additional clarity in understanding our results of operations and trends as follows:

▪
2024 Performance reflects results, after adjustments for restructuring costs, acquisition-related costs, purchased intangible amortization, information technology transformation costs, impairment, and the exclusion of acquisitions not included in our 2024 business plan goal, relative to the threshold performance level established by the Compensation Committee for the executive officer’s 2024 ICP for the corresponding financial goal.
▪
Currency-Adjusted Revenue Increase is the difference between our 2024 and 2023 actual results. Currency-Adjusted Revenue Increase is determined by applying the 2024 business plan exchange rates to local currency results, which resulted in a $56.7 million upward adjustment. Currency-Adjusted Revenue Increase also includes a $227.8 million net downward adjustment associated with acquisitions not included in our 2024 business plan goal, slightly offset by the impact of one immaterial timing adjustment.
▪
We define the term Non-GAAP Operating Profit as GAAP Operating Profit, excluding the effects of certain restructuring costs, acquisition and related integration expenses, amortization of acquired intangible assets and other non-operational costs. The change in Non-GAAP Operating Profit is the difference between our 2024 and 2023 non-GAAP results and has been adjusted upward $23.9 million for the impact of one immaterial timing adjustment and acquisitions not included in our 2024 business plan goal.
▪
We define the term Organic Revenue as GAAP revenue excluding the effect of changes in foreign currency translation rates and the effect of acquisitions and divestitures, and believe it is a useful measure to evaluate our continuing business.
▪
We define the term Non-GAAP Diluted Earnings Per Share, or Non-GAAP Diluted EPS, as GAAP diluted earnings per share excluding the effects of certain restructuring costs, acquisition and related integration expenses, amortization of acquired intangible assets and other non-operational costs.
▪
The change in the Working Capital Ratio is the difference between the 2024 actual results and the 2024 ICP threshold.
▪
The change in Non-GAAP Earnings Per Share (EPS) is the difference between the 2024 and 2023 non-GAAP results.

Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our company’s reported results prepared in accordance with GAAP.

Additional information regarding our use of other non-GAAP financial measures, including how we define and calculate such non-GAAP financial measures, is included beginning on page 39 under Part II, Item 7— Management’s Discussion and Analysis of Financial Condition and Results of Operations of our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 3, 2025.

Below is a reconciliation of GAAP and Non-GAAP financial measures found on pages 24 through 27.

	2024	2023
Operating Profit	$253.1	$436.9
Non-GAAP Adjustments:
Restructuring Costs	24.7	22.3
Acquisition-Related Costs	76.0	19.3
Purchased Intangible Amortization	99.1	47.1
Acquisition-related litigation charges	46.0	0.0
Other Costs	19.1	20.7
Total Non-GAAP Adjustments	264.9	109.4
Non-GAAP Operating Profit	$518.0	$546.3

63	Bruker Proxy Statement 2025

	2024	2023
GAAP EPS (Diluted)	$0.76	$2.90
Non-GAAP Adjustments:
Restructuring Costs	0.17	0.15
Acquisition-Related Costs	0.51	0.13
Purchased Intangible Amortization	0.66	0.32
Acquisition-related litigation charges	0.31	—
Other Costs	0.13	0.14
Bargain purchase gain (loss) and associated measurement period adjustments	0.05	(0.98)
Investments related adjustments	0.16	0.10
Tax effect of above Non-GAAP adjustments	(0.36)	(0.17)
Equity in income (losses) of unconsolidated investees, net of tax	0.01	(0.01)
Noncontrolling interests related to non-GAAP adjustments	0.01	—
Total Non-GAAP Adjustments	1.65	(0.32)
Non-GAAP EPS (Diluted)	$2.41	$2.58

Bruker Proxy Statement 2025	64

APPENDIX B: 2026 INCENTIVE COMPENSATION PLAN

BRUKER CORPORATION

2026 INCENTIVE COMPENSATION PLAN

Section 1.
Effectiveness and Purpose.

Effective as of the Effective Date, the Bruker Corporation 2026 Incentive Compensation Plan (as may be amended from time to time, the “Plan”) is hereby established.

The purpose of the Plan is to provide employees of Bruker Corporation, a Delaware corporation (together with its successors, the “Company”), and its subsidiaries, certain consultants and advisors who perform services for the Company or its subsidiaries, and non-employee members of the Board, with the opportunity to receive grants of equity awards in the form of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, stock units, and other stock-based awards or cash-based awards. Capitalized terms used in the Plan and not otherwise defined herein shall have the meaning assigned to them in Section 2.

The Company believes that the Plan will encourage the Participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the Participants with those of the stockholders.

The Plan is intended to replace the Prior Plan. No additional grants shall be made under the Prior Plan on or after the Effective Date. Outstanding grants under the Prior Plan shall continue in effect according to their terms.

Section 2.
Definitions.

The following terms shall have the meanings set forth below:

(a)
“Affiliate” means, when used with reference to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, or owns greater than fifty percent (50%) of the voting power in, the specified Person (the term “control” for this purpose means the ability, whether by the ownership of shares or other equity interest, by contract or otherwise, to elect a majority of the directors of a corporation, independently to select the managing partner of a partnership or the managing member or the majority of the managers, as applicable, of a limited liability company, or otherwise to have the power independently to remove and then select a majority of those Persons exercising governing authority over an entity, and control shall be conclusively presumed in the case of the direct or indirect ownership of fifty percent (50%) or more of the voting equity interests in the specified Person).
(b)
“Award” means an Option, SAR, Stock Award, Stock Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.
(c)
“Award Agreement” means the written agreement that sets forth the terms and conditions of an Award, including all amendments thereto.
(d)
“Board” means the Board of Directors of the Company.
(e)
“Cash-Based Award” means any Award denominated and payable in cash, as described in Section 11.
(f)
“Cause” has the meaning given to that term in any written employment agreement, offer letter, severance agreement or similar agreement between the Employer and the Participant, or if no such agreement exists or if such term is not defined therein, and unless otherwise defined in the Award Agreement, Cause means a finding by the Committee that the Participant (i) has breached his or her employment or service contract with the Employer, (ii) has engaged in disloyalty to the Employer, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to Persons not entitled to receive such information, (iv) has breached any written non-competition, non-solicitation, invention assignment or confidentiality agreement between the Participant and the Employer or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Committee determines.
(g)
“Change in Control” means, the occurrence of any of the following:
(i)
if, within one year of any merger, consolidation, sale of all or substantially all of the Company’s assets, or contested election, or any combination of the foregoing transactions (a “Transaction”), the individuals who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board (x) of the Company or (y) of any successor to the Company, or (z) if the Company becomes a subsidiary of or is merged into or consolidated with another corporation, of such corporation (the Company shall be deemed a subsidiary of such other corporation

65	Bruker Proxy Statement 2025

if such other corporation owns or controls, directly or indirectly, a majority of the combined voting power of the outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors);
(ii)
if, as a result of a Transaction, the Company does not survive as an entity, or its shares of Company Stock are changed into the shares of another corporation unless the stockholders of the Company immediately prior to the Transaction own a majority of the outstanding shares of such other corporation immediately following the Transaction;
(iii)
if, after the Effective Date, any Person, or any two or more Persons acting as a group, and all Affiliates of such Person or Persons, who prior to such time owned less than 20% of the then outstanding Company Stock, shall acquire, whether by purchase, exchange, tender offer, merger, consolidation or otherwise, such additional shares of the Company Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such Person or group and Affiliates beneficially own at least 50% of the Company Stock outstanding;
(iv)
the consummation of the dissolution or liquidation of the Company; or
(v)
if the members of the Board as of the Effective Date (the “Incumbent Board”) cease to represent at least two-thirds of the Board; provided, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by at least two-thirds of the members comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement in which such individual is named as a nominee for director without objection to such nomination) shall be, for purposes of this Section 2(g)(v), treated as though such individual were a member of the Incumbent Board.

The Committee may modify the definition of Change in Control for a particular Award as the Committee deems appropriate to comply with Section 409A of the Code or otherwise. Notwithstanding the foregoing, if an Award constitutes deferred compensation subject to Section 409A of the Code and the Award provides for payment upon a Change in Control, then, for purposes of such payment provisions, no Change in Control shall be deemed to have occurred upon an event described in items (i) – (iv) above unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Section 409A of the Code.

(h)
“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
(i)
“Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan. The Committee shall consist of directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the Company Stock is at the time primarily traded.
(j)
“Company Stock” means common stock, par value $0.01 per share, of the Company, and such other securities as may be substituted for Company Stock pursuant to Section 5(c).
(k)
“Disability” or “Disabled” means, unless otherwise set forth in the Award Agreement, a Participant’s becoming disabled within the meaning of the Employer’s long‑term disability plan applicable to the Participant.
(l)
“Dividend Equivalent” means an amount determined by multiplying the number of shares of Company Stock subject to a Stock Unit or Other Stock-Based Award by the per-share cash dividend paid by the Company on its outstanding Company Stock, or the per-share Fair Market Value of any dividend paid on its outstanding Company Stock in consideration other than cash. If interest is credited on accumulated divided equivalents, the term “Dividend Equivalent” shall include the accrued interest.
(m)
“Effective Date” means February 19, 2026, the date immediately following the date on which the 2016 Plan expires.
(n)
“Employed by, or providing service to, the Employer” means employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Stock Awards, Stock Units, Cash-Based Awards and Other Stock-Based Awards, a Participant shall not be considered to have terminated employment or service until the Participant ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise. If a Participant’s relationship is with a subsidiary of the Company and that entity ceases to be a subsidiary of the Company, the Participant will be deemed to cease employment or service when the entity ceases to be a subsidiary of the Company, unless the Participant transfers employment or service to an Employer. If a Participant has military, sick leave or other bona fide leave, the Participant will not be deemed to cease employment or service solely as a result of such leave; provided that such leave does not exceed the longer of 90 days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or contract. To the extent consistent with applicable law, the Committee may provide that Awards continue to vest for all or a portion of the period of such leave, or that vesting shall be tolled during such leave and only recommence upon the Participant’s return from such leave.

Bruker Proxy Statement 2025	66

(o)
“Employee” means an employee of the Employer (including an officer or director who is also an employee) but excluding any individual who is classified by the Employer as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.
(p)
“Employer” means the Company and its subsidiaries.
(q)
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(r)
“Exercise Price” means the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.
(s)
“Fair Market Value” means:
(i)
If the Company Stock is publicly traded, the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Company Stock is a national securities exchange, the closing sales price during regular trading hours on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (B) if the Company Stock is not principally traded on any such exchange, the last reported sale price of a share of Company Stock during regular trading hours on the relevant date, as reported by the OTC Bulletin Board.
(ii)
If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions as set forth above, the Fair Market Value per share shall be determined by the Committee through any reasonable valuation method authorized under the Code.
(t)
“Good Reason” has the meaning given to that term in any written employment agreement, offer letter, severance agreement or similar agreement between the Employer and the Participant, or if no such agreement exists or if such term is not defined therein, and unless otherwise defined in the Award Agreement, provided, however, that if there is no such written agreement in which such term is defined, “Good Reason” shall mean, without the Participant’s prior written consent, (i) a material diminution in a Participant’s authority, duties, or responsibilities, or (ii) a material breach by the Employer of its obligations to a Participant under any written employment agreement, offer letter, severance agreement or similar agreement, (iii) a material diminution in the Participant’s base compensation plus incentive compensation opportunity, or (iv) the relocation of the Participant’s primary work location to a location more than 50 miles from the Participant’s primary work location immediately prior to the Change in Control. A Participant may not resign for Good Reason without providing the Employer written notice of the grounds that the Participant believes constitute Good Reason within 90 days of the initial existence of such grounds and giving the Employer at least 30 days after such notice to cure and remedy the claimed event of Good Reason.
(u)
“Incentive Stock Option” means an Option that is intended to meet the requirements of an incentive stock option under Section 422 of the Code.
(v)
“Key Advisor” means a consultant or advisor of the Employer.
(w)
“Non-Employee Director” means a member of the Board who is not an Employee.
(x)
“Nonqualified Stock Option” means an Option that is not intended to be taxed as an incentive stock option under Section 422 of the Code.
(y)
“Option” means an option to purchase shares of Company Stock, as described in Section 7, which can be either a Nonqualified Stock Option or an Incentive Stock Option.
(z)
“Other Stock-Based Award” means any Award based on, measured by or payable in Company Stock (other than an Option, Stock Unit, Stock Award, or SAR), as described in Section 11.
(aa)
“Participant” means an Employee, Key Advisor or Non-Employee Director designated by the Committee to participate in the Plan.
(bb)
“Performance Goals” means the business criteria selected by the Company to measure the level of performance of the Company or an Affiliate during a performance period, which may include, but are not limited to, one or more of the following criteria: cash flow; operating cash flow (defined as operating income plus non-cash charges for depreciation, amortization and impairment of operating assets); free cash flow; earnings (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, adjusted earnings before interest, taxes, depreciation and amortization and net earnings); earnings per share (basic or diluted); growth in earnings or earnings per share; book value growth; stock price; return on investment; return on equity or average stockholder equity; total stockholder return or growth in total stockholder return

67	Bruker Proxy Statement 2025

either directly or in relation to a comparative group; return on capital; return on assets or net assets; costs (including cost reductions); revenue, gross revenue, net revenue, growth in revenue or return on sales; sales or net sales; expense reduction or expense control; expense to revenue ratio; income, net income (before or after taxes) or adjusted net income; operating income, net operating income, adjusted operating income or net operating income after tax; operating profit or net operating profit; operating margin; gross profit margin; return on operating revenue or return on operating profit; units of specified products sold; market share; regulatory filings; regulatory approvals, litigation and regulatory resolution goals; other operational, regulatory or departmental objectives; budget comparisons; growth in stockholder value relative to established indexes, or another peer group or peer group index; changes in the Company’s effective tax rate in one or more jurisdictions; amount of or changes in capital expenditures, working capital, or inventory; development and implementation of strategic plans and/or organizational restructuring goals; development and implementation of risk and crisis management programs; improvement in workforce diversity; compliance requirements and compliance relief; safety goals; productivity goals; workforce management and succession planning goals; economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); measures of customer satisfaction, employee satisfaction or staff development; development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or enhance its customer base; merger and acquisitions; strategic goals or objectives (including objectives related to qualitative or quantitative environmental, social or governance metrics); and other similar criteria as determined by the Committee. Performance Goals applicable to an Award shall be determined by the Committee and may be established on an absolute or relative basis and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments. Relative performance may be measured against a group of peer companies, a financial market index or other objective and quantifiable indices. Any of the above measures may determined on the basis of United States generally accepted accounting principles (GAAP) or a non-GAAP basis.
(cc)
“Person” means any natural person, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other legal entity of any nature whatsoever.
(dd)
“Prior Plan” means Bruker Corporation 2016 Incentive Compensation Plan, as it may be amended through the Effective Date.
(ee)
“SAR” means a stock appreciation right, as described in Section 10.
(ff)
“Stock Award” means an award of Company Stock, as described in Section 8.
(gg)
“Stock Unit” means an award of a contractual right to receive one or more shares of Company Stock, cash or combination thereof, as described in Section 9, and denominated in a number of shares of Company Stock specified in an Award Agreement.
Section 3.
Administration.
(a)
Committee. The Plan shall be administered and interpreted by the Committee; provided, however, that any Awards to members of the Board must be authorized by a majority of the Board. The Committee may delegate authority to one or more subcommittees, as it deems appropriate. Subject to compliance with applicable law and the applicable stock exchange rules, the Board, in its discretion, may perform any action of the Committee hereunder. To the extent that the Board, the Committee, a subcommittee or an executive officer, as described below administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board, the Committee, or such subcommittee or executive officer.
(b)
Delegation to an Executive Officer. Subject to compliance with applicable law and applicable stock exchange requirements, the Committee may delegate all or part of its authority and power to an executive officer of the Company, as it deems appropriate, with respect to Awards to Employees or Key Advisors who are not executive officers or directors under Section 16 of the Exchange Act.
(c)
Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom Awards shall be made under the Plan, (ii) determine the type, size, terms and conditions of the Awards to be made to each such individual, (iii) determine the time when the Awards will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued Award, subject to the provisions of Section 18 below, (v) determine and adopt terms, guidelines, and provisions, not inconsistent with the Plan and applicable law, that apply to individuals residing outside of the United States who receive Awards under the Plan, and (vi) resolve any other matters arising under the Plan.
(d)
Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any Awards granted hereunder. All

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powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.
(e)
Indemnification. No member of the Committee or the Board, and no employee of the Company or any Affiliate shall be liable for any act or failure to act with respect to the Plan, except in circumstances involving his or her bad faith or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and the Board and any agent of the Committee or the Board who is an employee of the Company or a subsidiary against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such individual’s bad faith or willful misconduct.
Section 4.
Awards.
(a)
General. Awards under the Plan may consist of Options as described in Section 7, Stock Awards as described in Section 8, Stock Units as described in Section 9, SARs as described in Section 10, and Cash-Based Awards and Other Stock-Based Awards as described in Section 11. All Awards shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in the Award Agreement. All Awards shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Award, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Award. Awards under a particular section of the Plan need not be uniform as among the Participants.
(b)
Minimum Vesting. Options, SARs, Stock Awards, Stock Units, or Other Stock-Based Awards granted under the Plan shall include regular vesting schedules that provide that no portion of such Award shall vest earlier than one year from the date of grant. However, (i) for purposes of such Awards granted to Non-Employee Directors, such Awards shall be deemed to satisfy this minimum vesting requirement if such Awards are granted on the date of the Company’s annual meeting of stockholders and vest on the date of the Company’s annual meeting of stockholders immediately following the date of grant (but not less than 50 weeks following the date of grant), and (ii) subject to adjustments made in accordance with Section 5(e) below, up to 5% of the shares of Company Stock authorized under the Plan as set forth in Section 5(a) as of the Effective Date may be granted with respect to such Awards without regard to this minimum vesting requirement.
Section 5.
Shares Subject to the Plan.
(a)
Shares Authorized. Subject to adjustment as described below in Sections 5(b) and 5(e) below, the maximum aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be a maximum of up to 12,000,000 shares of Company Stock, which is comprised of (i) 6,000,000 new shares of Company Stock, plus (ii) the number of shares of Company Stock reserved for issuance under the Prior Plan as of the expiration date of the Prior Plan (5,023,025 shares of Company Stock remained available for grant under the Prior Plan as of April 1, 2025), plus (iii) up to 700,000 shares of the Company Stock that are underlying any outstanding grant made under the Prior Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares (1,591,678 shares of Company Stock are subject to outstanding grants made under the Prior Plan as of April 1, 2025). The number set forth in the parenthetical in the preceding clause (ii) of the immediately preceding sentence will be reduced by the number of shares of Company Stock subject to grants made under the Prior Plan after April 1, 2025 and before the Effective Date, and may be increased by the number of shares of Company Stock underlying any outstanding grant made under the Prior Plan that, following April 1, 2025 and prior to the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares; provided that in no event will such number, when added to the actual number of shares of Company Stock reserved for issuance under the Prior Plan as of the expiration date of the Prior Plan, exceed 6,000,000 shares. Subject to adjustment as described below in Sections 5(b) and 5(e) below, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan pursuant to Incentive Stock Options shall not exceed 12,000,000 shares of Company Stock.
(b)
Source of Shares; Share Counting. Shares issued or transferred under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Awards granted under the Plan or (or awards granted under the Prior Plan) terminate, expire or are cancelled, forfeited, exchanged or surrendered without having been exercised, vested or paid in shares, the shares subject to such Awards shall again be available for purposes of the Plan. Shares of Company Stock surrendered in payment of the Exercise Price of an Option (or an option granted under the Prior Plan) shall not be available for re-issuance under the Plan. Shares of Company Stock withheld or surrendered for payment of taxes with respect to Awards (or awards granted under the Prior Plan) shall not be available for re-issuance under the Plan. If SARs are granted, the full number of shares subject to the SARs shall be considered issued under the Plan, without regard to the number of shares issued upon exercise of the SARs. To the extent any Awards granted under the Plan (or awards granted under the Prior Plan) are paid in cash, and not in shares of Company Stock, any shares previously subject to such Awards (or awards granted under the Plan) shall again be available for issuance or transfer under the Plan. For the avoidance of doubt, if shares are repurchased by the Company on the open market with the proceeds of the

69	Bruker Proxy Statement 2025

Exercise Price of Options (including options granted under the Prior Plan), such shares may not again be made available for issuance under the Plan.
(c)
Substitute Awards. Shares issued or transferred under Awards made pursuant to an assumption, substitution or exchange for previously granted awards of a company acquired by the Company in a transaction (“Substitute Awards”) shall not reduce the number of shares of Company Stock available under the Plan and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the Plan’s share reserve (subject to applicable stock exchange listing and Code requirements).
(d)
Individual Limits for Non-Employee Directors. Subject to adjustment as described below in Section 5(e), the maximum aggregate grant date value of shares of Company Stock subject to Awards granted to any Non-Employee Director during any calendar year, taken together with any cash fees earned by such Non-Employee Director for services rendered during the calendar year, shall not exceed $750,000 in total value. For purposes of this limit, the value of such Awards shall be calculated based on the grant date fair value of such Awards for financial reporting purposes.
(e)
Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, reverse stock split, or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number and kind of shares of Company Stock available for issuance under the Plan, the number and kind of shares covered by outstanding Awards, the number and kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Awards shall be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, and acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. In addition, in the event of a Change in Control, the provisions of Section 13 of the Plan shall apply. Any adjustments to outstanding Awards shall be consistent with Section 409A or 424 of the Code, to the extent applicable. Subject to Section 18(b), the adjustments of Awards under this Section 5(e) shall include adjustment of shares, Exercise Price of Options, base amount of SARs, Performance Goals or other terms and conditions, as the Committee deems appropriate. The Committee shall have the sole discretion and authority to determine what appropriate adjustments shall be made and any adjustments determined by the Committee shall be final, binding and conclusive.
Section 6.
Eligibility for Participation.
(a)
Eligible Persons. All Employees and Non-Employee Directors shall be eligible to participate in the Plan. Key Advisors shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Employer, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.
(b)
Selection of Participants. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Awards and shall determine the number of shares of Company Stock subject to a particular Award in such manner as the Committee determines.
Section 7.
Options.

The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:

(a)
Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Award of Options to Employees, Non-Employee Directors and Key Advisors.
(b)
Type of Option and Exercise Price.
(i)
The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Company or its parent or subsidiary corporations, as defined in Section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non‑Employee Directors and Key Advisors.
(ii)
The Exercise Price of Company Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted. However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of

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the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in Section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of a share of Company Stock on the date of grant.
(c)
Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in Section 424 of the Code, may not have a term that exceeds five years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option), the exercise of the Option is prohibited by applicable law, including a prohibition on purchases or sales of Company Stock under the Company’s insider trading policy, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.
(d)
Exercisability of Options. Subject to Section 4(b), Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Award Agreement. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.
(e)
Awards to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to individuals who are non‑exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).
(f)
Termination of Employment or Service. Except as provided in the Award Agreement, an Option may only be exercised while the Participant is employed by, or providing services to, the Employer. The Committee shall determine in the Award Agreement under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.
(g)
Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for an Option as specified by the Committee (i) in cash or by check, (ii) unless the Committee determines otherwise, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise at least equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) if permitted by the Committee, by withholding shares of Company Stock subject to the exercisable Option, which have a Fair Market Value on the date of exercise equal to the Exercise Price, or (v) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time necessary to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares to be issued or transferred pursuant to the Option, and any required withholding taxes, must be received by the Company by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance or transfer of such shares.
(h)
Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Company Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.
Section 8.
Stock Awards.

The Committee may issue or transfer shares of Company Stock to an Employee, Non‑Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

(a)
General Requirements. Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. Subject to Section 4(b), the Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based on the achievement of specific Performance Goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Award Agreement as the “Restriction Period.”
(b)
Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.
(c)
Requirement of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Employer during a period designated in the Award Agreement as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Award as to which the restrictions have not lapsed, and

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those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.
(d)
Restrictions on Transfer. During the Restriction Period, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except under Section 16 below.
(e)
Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Participant shall have the right: (i) to vote shares of Stock Awards and (ii) to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific Performance Goals.
(f)
Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions, if any, imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.
Section 9.
Stock Units.

The Committee may grant Stock Units, each of which shall represent one hypothetical share of Company Stock, to an Employee, Non-Employee Director or Key Advisor upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Stock Units:

(a)
Crediting of Units. Each Stock Unit shall represent the right of the Participant to receive a share of Company Stock, or an amount of cash based on the value of a share of Company Stock, if and when specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.
(b)
Terms of Stock Units. Subject to Section 4(b), the Committee may grant Stock Units that vest and are payable if specified Performance Goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee. The Committee may accelerate vesting or payment, as to any or all Stock Units at any time for any reason, provided such acceleration complies with Section 409A of the Code. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.
(c)
Requirement of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Employer prior to the vesting of Stock Units, or if other conditions established by the Committee are not met, the Participant’s Stock Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.
(d)
Payment With Respect to Stock Units. Payments with respect to Stock Units shall be made in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.
Section 10.
Stock Appreciation Rights.

The Committee may grant SARs to an Employee, Non‑Employee Director or Key Advisor separately or in tandem with any Option. The following provisions are applicable to SARs:

(a)
General Requirements. The Committee may grant SARs to an Employee, Non‑Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to or greater than the Fair Market Value of a share of Company Stock as of the date of grant of the SAR. The term of any SAR shall not exceed ten years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR, the exercise of the SAR is prohibited by applicable law, including a prohibition on purchases or sales of Company Stock under the Company’s insider trading policy, the term shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.
(b)
Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.
(c)
Exercisability. Subject to Section 4(b), a SAR shall be exercisable during the period specified by the Committee in the Award Agreement and shall be subject to such vesting and other restrictions as may be specified in the Award Agreement. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may

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only be exercised while the Participant is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as specified by the Committee. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.
(d)
Awards to Non‑Exempt Employees. Notwithstanding the foregoing, SARs granted to individuals who are non‑exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).
(e)
Value of SARs. When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for a SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Section 10(a).
(f)
Form of Payment. The appreciation in a SAR shall be paid in shares of Company Stock, cash or any combination of the foregoing, as the Committee shall determine. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.
Section 11.
Cash-Based Awards and Other Stock-Based Awards.

The Committee may grant Cash-Based Awards, which are awards denominated in cash rather than shares of Company Stock and payable in cash, to any Employee, Non-Employee Director or Key Advisor, on such terms and conditions as the Committee shall determine. The Committee may grant Other Stock-Based Awards, which are awards (other than those described in Sections 7, 8, 9 and 10 of the Plan) that are based on or measured by Company Stock and may be payable in cash, Company Stock or any combination of the foregoing, to any Employee, Non-Employee Director or Key Advisor, on such terms and conditions as the Committee shall determine. Subject to Section 4(b), Cash-Based Awards and Other Stock-Based Awards may be awarded subject to the achievement of Performance Goals or other criteria or other conditions, as the Committee shall determine.

Section 12.
Dividend Equivalents.

The Committee may grant Dividend Equivalents in connection with Stock Units or Other Stock-Based Awards in an applicable Award Agreement or at any point following the grant of such Award. Dividend Equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash or shares of Company Stock, and upon such terms and conditions as the Committee shall determine. For the avoidance of doubt, dividends or Dividend Equivalents shall not be granted in connection with Options or SARs.

Section 13.
Consequences of a Change in Control.
(a)
Assumption of Outstanding Awards. Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), if Awards are assumed by, or replaced with grants (which may be in respect to cash, securities, or a combination thereof) that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), then Section 13(b) shall apply. After a Change in Control, references to the “Company” as they relate to employment matters shall include the successor employer in the transaction, subject to applicable law. For purposes of the foregoing, an Award under the Plan shall not be treated as continued, assumed, or replaced on comparable terms unless it is continued, assumed, or replaced with substantially equivalent terms, including, without limitation, the same vesting terms.
(b)
Vesting Upon Certain Terminations of Employment. Subject to applicable law, if a Participant’s employment or services with the Employer is terminated by the Employer without Cause or the Participant terminates the Participant’s employment or service with the Employer for Good Reason, in each case upon or within 24 months (or such shorter period specified in the Award Agreement) following a Change in Control, the Participant’s outstanding Awards shall become fully vested and exercisable as of the date of such termination and Options shall remain exercisable for their applicable terms; provided that if the vesting of any such Awards is based, in whole or in part, on performance, and the applicable Award Agreement does not otherwise specify how the Award will vest in the circumstances described in this Section 13(b), the Award will vest at the “target” level on a pro-rata basis for the portion of the performance period completed as of the effective date of the qualifying termination.
(c)
Outstanding Awards Not Assumed. In the event of a Change in Control, if any outstanding Awards are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), unless the Committee specifies otherwise in an Award Agreement, then Awards shall become fully vested and exercisable as of the date of such Change in Control and Options shall remain exercisable for the remainder of their terms; provided that if the vesting of any such Awards is based, in whole or in part, on performance, and the applicable Award Agreement does not otherwise specify how the Award will vest in the circumstances described in this Section 13(c), the Award will vest at the “target” level on a pro-rata basis for the portion of the performance period completed as of the effective date of the Change in Control.
(d)
Other Alternatives. If any outstanding Awards are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Committee may also take

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any one or more of the following actions as to all or any outstanding Awards , without the Participant’s consent: (i) the Committee may determine that Participants shall receive a payment in settlement of outstanding Stock Units, Cash-Based Awards, Other Stock-Based Awards or Dividend Equivalents, in such amount and form as may be determined by the Committee, (ii) the Committee may require that Participants surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Company Stock subject to the Participant’s unexercised Options and SARs exceeds the Option Exercise Price or SAR base amount, and (iii) after giving Participants an opportunity to exercise all of their outstanding Options and SARs, the Committee may terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate. Such surrender, termination or payment shall take place as of the date of the Change in Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the Company Stock does not exceed the per share Option Exercise Price or SAR base amount, as applicable, the Company shall not be required to make any payment to the Participant upon surrender of the Option or SAR.
Section 14.
Deferrals.

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Participant in connection with any Award. If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals. The rules and procedures for any such deferrals shall be consistent with applicable requirements of Section 409A of the Code.

Section 15.
Withholding of Taxes.
(a)
Required Withholding. All Awards under the Plan shall be subject to applicable United States federal (including FICA), state and local, foreign country or other tax withholding requirements. The Employer may require that the Participant or other person receiving Awards or exercising Awards pay to the Employer an amount sufficient to satisfy such tax withholding requirements with respect to such Awards, or the Employer may deduct from other wages and compensation paid by the Employer the amount of any withholding taxes due with respect to such Awards, or the Employer may take such other action as the Committee may deem advisable to enable the Employer to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.
(b)
Share Withholding. The Committee may permit or require the Employer’s tax withholding obligation with respect to Awards paid in Company Stock to be satisfied by having shares withheld up to an amount that does not exceed the Participant’s applicable withholding tax rate for United States federal (including FICA), state and local, foreign country or other tax liabilities. The Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow Participants to elect to have such share withholding applied to all or none of the tax withholding obligation arising in connection with any particular Award. Unless the Committee determines otherwise, share withholding for taxes shall not exceed the Participant’s minimum applicable tax withholding amount.
Section 16.
Transferability of Awards.
(a)
Nontransferability of Awards. Except as described in subsection (b) below, only the Participant may exercise rights under an Award during the Participant’s lifetime. A Participant may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Awards other than Incentive Stock Options, pursuant to a domestic relations order. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Award under the Participant’s will or under the applicable laws of descent and distribution.
(b)
Transfer of Nonqualified Stock Options and Stock Awards. Notwithstanding the foregoing, the Committee may provide, in an Award Agreement or at such other time after the grant of an award, that a Participant may transfer Nonqualified Stock Options or Stock Awards to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option or Stock Award and the transferred Option or Stock Award shall continue to be subject to the same terms and conditions as were applicable to the Option or Stock Award immediately before the transfer.
Section 17.
Requirements for Issuance or Transfer of Shares.

No Company Stock shall be issued or transferred in connection with any Award hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Award made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on the Participant’s subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates, or electronic book entry equivalents, representing such shares may be legended to reflect any such restrictions. Certificates, or electronic book entry equivalents, representing shares of Company Stock issued under the Plan may be subject to such stop-transfer orders and other restrictions as may be required by applicable

Bruker Proxy Statement 2025	74

laws, regulations and interpretations, including any requirement that a legend be placed thereon. No Participant shall have any right as a stockholder with respect to Company Stock covered by an Award until shares have been issued to the Participant.

Section 18.
Amendment and Termination of the Plan.
(a)
Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable law, or to comply with applicable stock exchange requirements.
(b)
No Repricing of Options or SARs. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Company Stock, other securities or property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Company Stock or other securities, or similar transactions), the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Options or SARs to reduce the Exercise Price of such outstanding Options or base price of such SARs, (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an Exercise Price or base price, as applicable, that is less than the Exercise Price or base price of the original Options or SARs or (iii) cancel outstanding Options or SARs with an Exercise Price or base price, as applicable, above the current stock price in exchange for cash or other securities.
(c)
Termination of Plan. The Plan shall terminate on May 28, 2035, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.
(d)
Termination and Amendment of Outstanding Awards. A termination or amendment of the Plan that occurs after an Award is made shall not materially impair the rights of a Participant with respect to such Award unless the Participant consents or unless the Committee acts under Section 19(f) below. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Award. Whether or not the Plan has terminated, an outstanding Award may be terminated or amended under Section 19(f) below or may be amended by agreement of the Company and the Participant consistent with the Plan.
Section 19.
Miscellaneous.
(a)
Awards in Connection with Corporate Transactions and Otherwise. Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Awards under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Awards to employees thereof who become Employees, or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan. The Committee may make an Award to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, in substitution for a stock option or stock awards grant made by such corporation. Notwithstanding anything in the Plan to the contrary, the Committee may establish such terms and conditions of the new Awards as it deems appropriate, including setting the Exercise Price of Options or the base price of SARs at a price necessary to retain for the Participant the same economic value as the prior options or rights.
(b)
Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.
(c)
Funding of the Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under the Plan.
(d)
Rights of Participants. Nothing in the Plan shall entitle any Employee, Non‑Employee Director, Key Advisor or other Person to any claim or right to receive an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.
(e)
No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Award. Except as otherwise provided under the Plan, the Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
(f)
Compliance with Law.
(i)
The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Company Stock under Awards shall be subject to all applicable laws and regulations, and to approvals by any governmental or regulatory agency as may be required. With respect to individuals subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its

75	Bruker Proxy Statement 2025

successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of Section 422 of the Code, and that, to the extent applicable, Awards comply with the requirements of Section 409A of the Code. To the extent that any legal requirement of Section 16 of the Exchange Act or Section 422 or 409A of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 422 or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Award if it is contrary to law or modify an Award to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.
(ii)
The Plan is intended to comply with the requirements of Section 409A of the Code, to the extent applicable. Each Award shall be construed and administered such that the Award either (A) qualifies for an exemption from the requirements of Section 409A of the Code or (B) satisfies the requirements of Section 409A of the Code. If an Award is subject to Section 409A of the Code, (I) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code, (II) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under Section 409A of the Code, (III) unless the Award specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Section 409A of the Code, and (IV) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A of the Code.
(iii)
Any Award that is subject to Section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six months following the date of the Participant’s separation from service, if required by Section 409A of the Code. If a distribution is delayed pursuant to Section 409A of the Code, the distribution shall be paid within 15 days after the end of the six-month period. If the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. The determination and identification of “Key Employees,” including the number and identity of individuals considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with Section 416(i) of the Code and the “specified employee” requirements of Section 409A of the Code.
(iv)
Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Participant shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company or any subsidiary or Affiliate of the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.
(g)
Awards in Foreign Countries; Establishment of Subplans. The Committee has the authority to award Awards to Participants who are foreign nationals or employed outside the United States on any different terms and conditions than those specified in the Plan that the Committee, in its discretion, believes to be necessary or desirable to accommodate differences in applicable law, tax policy, or custom, while furthering the purposes of the Plan. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Committee’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Employer shall not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected. Notwithstanding the foregoing, the Committee may not approve any sub-plan inconsistent with the terms or share limits in the Plan or which would otherwise cause the Plan to cease to satisfy any conditions under Rule 16b-3 under the Exchange Act.
(h)
Clawback Rights. Subject to the requirements of applicable law, the Committee may provide in any Award Agreement that, if a Participant breaches any restrictive covenant obligation or agreement between the Participant and the Employer (which may be set forth in any Award Agreement), engages in a material violation of any rules, policies, procedures or guidelines of the Employer or otherwise engages in activities that constitute Cause either while employed by, or providing service to, the Employer or within a specified period of time thereafter, all Awards held by the Participant shall terminate, and the Company may rescind any exercise of an Option or SAR and the vesting of any other Award and delivery of shares upon such exercise or vesting (including pursuant to dividends and Dividend Equivalents), as applicable on such terms as the Committee shall determine, including the right to require that in the event of any such rescission, (i) the Participant shall return to the Company the shares received upon the exercise of any Option or SAR and/or the vesting and payment of any other Award (including pursuant to dividends and Dividend Equivalents) or, (ii) if the Participant no longer owns the shares, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (or, in the event the Participant transfers the shares by gift or otherwise without consideration, the Fair Market Value of the shares on the date of the breach of the restrictive covenant agreement (including a Participant’s Award Agreement containing restrictive covenants) or activity constituting Cause), net of the price originally paid by the Participant for the shares. Payment by the Participant shall be made in such manner and on such terms and conditions as may be required by the Committee. The Employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Participant by the Employer. In addition, all Awards under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time, including, but not limited to the Bruker Corporation Compensation Recoupment Policy.

Bruker Proxy Statement 2025	76

(i)
Governing Law; Jurisdiction. The validity, construction, interpretation and effect of the Plan and Award Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof. Any action arising out of, or relating to, any of the provisions of the Plan and Awards made hereunder shall be brought only in the United States District Court for the District of Delaware, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in the State of Delaware, and the jurisdiction of such court in any such proceeding shall be exclusive.

***

77	Bruker Proxy Statement 2025

BRUKER

BRUKER CORPORATION
C/O AMERICAN STOCK TRANSFER
6201 FIFTEENTH AVENUE
BROOKLYN, NY 11219

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 28, 2025. Have the proxy card in hand when accessing the web site and follow the instructions to obtain records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BRKR2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit voting instructions up until 11:59 P.M. Eastern Time on May 28, 2025. Have the proxy card in hand when calling and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V68366-P29071 — KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BRUKER CORPORATION

The Board of Directors recommends you vote FOR each of the following director nominees:

	For All	Withhold All	For All Except
1. Election of four Class I directors to serve for a three-year term expiring in 2028.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Bonnie H. Anderson
02) Frank H. Laukien, Ph.D.
03) John A. Ornell
04) Richard A. Packer

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V68367-P29071

BRUKER CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Frank H. Laukien, Gerald N. Herman and J. Brent Alldredge, or any one of them, with power of substitution, Proxies to vote at the Bruker Corporation Annual Meeting of Stockholders on May 29, 2025 (the "2025 Annual Meeting") and any adjournments or postponements thereof, all shares of common stock of Bruker Corporation that the undersigned is entitled to vote at such meeting on matters which may come before the 2025 Annual Meeting in accordance with and as more fully described in the Notice of Annual Meeting of Stockholders and the Proxy Statement.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting. The votes entitled to be cast by the undersigned will be cast as instructed. **If this proxy is executed, but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director in Proposal 1 and "FOR" Proposals 2, 3 and 4, each of which is set forth on the reverse side hereof.** The votes entitled to be cast by the undersigned will be cast in the discretion of the named Proxies on any other matter that may properly come before the meeting and any adjournment or postponement thereof.

Continued and to be signed on reverse side